                                                         Evergreen

                                                         Balanced
                                                           Funds


September 30, 1998

 Semiannual Report


                                                          [ARTWORK APPEARS HERE]

[LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders...................................................... 1

Evergreen American Retirement Fund

   Fund at a Glance......................................................... 2

   Portfolio Manager Interview.............................................. 3

Evergreen Balanced Fund

   Fund at a Glance......................................................... 6

   Portfolio Manager Interview.............................................. 7

Evergreen Foundation Fund

   Fund at a Glance.........................................................11

   Portfolio Manager Interview..............................................12

Evergreen Tax Strategic Foundation Fund

   Fund at a Glance.........................................................16

   Portfolio Manager Interview..............................................17

Financial Highlights

   Evergreen American Retirement Fund.......................................21

   Evergreen Balanced Fund..................................................23

   Evergreen Foundation Fund................................................25

   Evergreen Tax Strategic Foundation Fund..................................27

Schedule of Investments

   Evergreen American Retirement Fund.......................................29

   Evergreen Balanced Fund..................................................33

   Evergreen Foundation Fund................................................40

   Evergreen Tax Strategic Foundation Fund..................................46

Statements of Assets and Liabilities........................................53

Statements of Operations....................................................54

Statements of Changes in Net Assets.........................................55

Combined Notes to Financial
Statements..................................................................58



--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.



This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                 ---------------------------------------------------------------
Mutual Funds:    ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
                 ---------------------------------------------------------------

                          Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  November 1998
                                  --------


[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
Managing Director

Dear Shareholders:

We are pleased to provide you the Evergreen Balanced Funds semiannual report covering the six-month period ended September 30, 1998.

Market Volatility

The financial markets have certainly experienced volatility in the past few months. After a five-year period of unprecedented growth, the stock market peaked on July 17, 1998, when prices were at historic highs relative to benchmarks such as corporate profits and dividends. Since that point, fears of foreign currency devaluations, political turbulence and instability abroad have produced an uncertain market. Through September, the market all but lost its year-to-date gains, and then in October was on the rise, nearing the levels of July's peak. We encourage you to take this opportunity to review your investment time horizon and ensure you are on track with your goals. We also encourage you to consider an invaluable strategy of investing during uncertain times: Dollar Cost Averaging./1/ By investing a little at a time in regular intervals, you can remain focused on your investment goals and not worry about predicting market trends. Contact your investment representative or call us at 800.343.2898 to start your Systematic Investment Plan today.

Year 2000/2/

The year 2000 is nearly upon us, and unlike some we are looking forward to it. We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. We believe that for Evergreen shareholders, the transition into the next millennium should be seamless, with virtually no impact on the products and services you receive from us.

Cost Savings

In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./3/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Thank you for your continued investment with Evergreen Funds.

Sincerely,


/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds


Good News!

Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.


/1/ This type of plan does not assure a profit or protect against loss in a declining market.
/2/ The information above constitutes Year 2000 readiness
    disclosure.
/3/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998

We continue to have confidence in the Fund's long-term strategy, but our emphasis on mid-cap value stocks and short-term government bonds contributed to disappointing performance during the six-month period.



                                    Portfolio
                                   Management
                  ------------------------------------------
                   [PHOTO OF IRENE D. O'NEILL APPEARS HERE]

                              Irene D. O'Neill, CFA
                               Tenure: March 1988

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices and do not include any transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class Y
Inception Date                     1/3/95     1/3/95     1/3/95    3/14/88
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge        -14.62%    -15.12%    -11.57%      n/a
 ................................................................................
6 months w/o sales charge         -10.36%    -10.71%    -10.68%    -10.25%
 ................................................................................
1 year with sales charge           -7.97%     -8.72%     -4.98%      n/a
 ................................................................................
1 year w/o sales charge            -3.38%     -4.13%     -4.06%     -3.14%
 ................................................................................
5 years                               --         --         --       9.46%
 ................................................................................
10 years                              --         --         --      10.63%
 ................................................................................
Since Inception                    12.15%     12.17%     12.78%     10.43%
 ................................................................................
Maximum Sales Charge                4.75%      5.00%      1.00%      n/a
                                 Front End     CDSC       CDSC
 ................................................................................
30-day SEC yield                    2.90%      2.30%      2.29%      3.30%
 ................................................................................
6-month income dividends
per share                          $0.25      $0.19      $0.19      $0.27
 ................................................................................
* Adjusted for maximum sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               CPI            LBGCBI        Wilshire 5000     Class A Shares
 1/3/95       10,000          10,000            10,000              9,525
 9/30/95      10,234          11,393            13,014             11,362
 9/30/96      10,541          11,906            15,476             12,740
 9/30/97      10,768          13,048            21,362             15,903
 9/30/98      10,929          14,727            22,064             15,365

Comparison of a $10,000 investment in Evergreen American Retirement Fund Class A, versus a similar investment in the Wilshire 5000 Index, the Lehman Brothers Government/Corporate Bond Index, and the Consumer Price Index (CPI).

The Wilshire 5000 Index is an unmanaged index of the largest 5,000 publicly traded U.S. stocks and is considered a broad stock market average, so it gives more weight to smaller companies than does the S&P 500.

The Lehman Brothers Government/Corporate Bond Index is a broad measure of the performance of government and corporate fixed-rate debt issues.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


--------------------------------------------------------------------------------
How did the Fund perform?
--------------------------------------------------------------------------------

It was a difficult six-month period for investment strategies that emphasize the types of stocks and bonds that have been the cornerstone of the American Retirement Fund's successful long-term strategy. As a consequence, the Fund lagged industry benchmarks. For the six months that ended on September 30, 1998, the Fund's Class A, B, C and Y shares had total returns, of -10.36%, -10.71%, -10.68% and -10.25%, respectively. All returns are unadjusted for any applicable sales charges. During the same six-month period, the average balanced fund had a return of -5.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------


  Total Net Assets                                                  $219,683,952
 ................................................................................
  Number of Holdings                                                         162
 ................................................................................
  Beta                                                                      0.65
 ................................................................................
  P/E Ratio                                                                13.4x
 ................................................................................



How did the investment environment affect the Fund?

The investment environment did not favor the investments that the Evergreen American Retirement Fund traditionally has emphasized. The Fund's equity strategy focuses on value-oriented, mid-cap stocks because we believe they offer superior, long-term, capital appreciation potential. In addition, the Fund's fixed-income strategy focuses on short-term U.S. government securities because of their historical price stability and reliability of income. Unfortunately, during the six-month period, mid-cap value stocks and shorter-term fixed income securities were not in favor; investors favored large-company growth stocks and longer-maturity government bonds.

At the end of the period, for example, the median market capitalization of stocks in the Fund's portfolio was $2.1 billion and the average maturity of bonds was 4.6 years. In contrast, the typical balanced mutual fund owned stocks with a median market capitalization of $16.9 billion and bonds with an average maturity of 9.7 years. During a period of high volatility and uncertainty in the equity market and falling interest rates in the bond market, investors preferred large company growth stocks and longer-maturity government bonds.

We continue to have confidence in the Fund's long-term strategy, but our emphasis on mid-cap value stocks and short-term government bonds contributed to disappointing performance during the six-month period. We believe investors have overlooked extremely attractive values in the mid-cap area, and these stocks still offer superior, long-term growth opportunities. We also believe the shorter-term government securities continue to offer stability and reliable income that are important ingredients of our long-term approach.

Did you make any asset allocation or tactical changes during the six months?

We decreased the equity and convertible securities allocations slightly and increased the fixed income portion of the portfolio to position the Fund more defensively in a time of uncertainty and volatility in the equity markets.

--------------------------------------------------------------------------------
                                ASSET ALLOCATION
--------------------------------------------------------------------------------

                                     March 31, 1998         September 30, 1998

Stocks                                    44.0%                   42.5%
 ................................................................................
Convertible Securities                    27.2%                   22.9%
 ................................................................................
Fixed Income                              26.8%                   32.4%
 ................................................................................
Cash & Equivalents                         2.0%                    2.2%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What were your principal equity strategies, and how did they change during the period?

Within the equity portion of the portfolio, we increased the allocation to utility stocks because of their defensive characteristics. We reduced our positions in stocks and convertible securities that appeared fully valued or in which we had concerns about the fundamental outlooks of the underlying companies.

We continued to seek out undervalued securities of restructuring companies that have the potential to enhance earnings. Among the companies we favored were:
Armstrong World, the flooring and building material company; Arvin Industries and Simpson Industries, both involved in the automotive parts industry; Tenneco, a diversified company involved in both packaging and the automotive parts industries; and Thomas & Betts, an electrical components supplier.

We also looked for opportunities among stable earnings companies in the consumer, non-cyclical area because these companies typically perform well in economic downturns. Two good examples were Ruddick, which operates supermarkets in the Southeast, and Lancaster Colony, which produces consumer products, including food, glassware and candles.


                               Top 5 Industries --
                                     Equity
                                     ------
                          (based on 9/30/98 net assets)

  Utilities -- Electric                                                  8.1%
 ................................................................................
  Banks                                                                  6.9%
 ................................................................................
  Finance & Insurance                                                    5.5%
 ................................................................................
  Oil / Energy                                                           3.7%
 ................................................................................
  Retailing & Wholesale                                                  3.5%
 ................................................................................


Did any themes or areas help the performance of the Fund?

Yes. As in the past, the Fund's emphasis on value stocks led us to invest in companies that became takeover targets. During the six months, one Fund holding was acquired, and another three were subjects of pending acquisitions. Mercantile Stores has been acquired by Dillard's, a larger department store chain, providing a healthy gain for the Fund. In addition, Amoco is the subject of a pending takeover by British Petroleum; Crestar, a bank, is expected to be acquired by Sun Trust; and TCI Communications, a cable company, is the subject of an acquisition offer by AT&T.

The best-performing industry group was publishing, broadcast and entertainment. Our primary holdings were cable and entertainment companies, which continued to enjoy strong earnings growth and which had very little exposure to foreign problems. We expect the expansion of cable services and products to offer the industry new opportunities for revenue growth. In addition to TCI, other investments that performed well were Cox Communications, where we own the convertible security, and Time Warner, where we own both the common stock and the convertible.

Another group that did well was the electric utility industry. Electric utilities are good defensive stocks because their earnings tend to hold up well in downturns, they have relatively high dividend yields, and they benefit from declining interest rates. Deregulation in this industry is producing benefits for many companies, both in revenue growth and merger and acquisition opportunities.

The Fund's investment in the convertible security of Air Touch, a major provider of wireless communications service, also was very successful.

--------------------------------------------------------------------------------
                                   EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What has been your strategy with the fixed-income allocation in the portfolio?

We have continued to focus on short-term, U.S. government agency securities, with only a very minimal commitment to corporate bonds. Government agency securities provide the highest credit quality, with a better yield than Treasuries. We have been able to obtain an average yield advantage of more than one percentage point by investing in agencies rather than Treasuries with comparable maturities.

While shorter-term bonds tend to underperform longer-term bonds in a declining interest rate environment, such as we have been experiencing, they offer price stability and provide a good balance to the equities in the portfolio.

                                  Fixed Income
                                   Allocation
                                   ----------
                          (based on 9/30/98 net assets)

  Government Agency-- Notes & Bonds                                     30.2%
 ................................................................................
  Treasury Notes & Bonds                                                 0.8%
 ................................................................................
  Banks                                                                  0.5%
 ................................................................................
  Finance & Insurance                                                    0.5%
 ................................................................................
  Telecommunication Services & Equipment                                 0.4%
 ................................................................................


What is your outlook?

We expect the U.S. economy to slow over the next few months as a result of global economic problems. The Federal Reserve Board, however, is expected to continue to lower short-term interest rates to stimulate the economy and offset the softness created by international events.

In this environment, we will be looking for good value. Currently, we see opportunities in many stocks with above-average dividend yields and strong prospects for earnings growth once the economy starts to improve. We believe this value sector has been overlooked by the market and offers investors good potential for capital appreciation.


                                     Top 10
                                 Equity Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  Marketspan Corp.                                                       1.2%
 ................................................................................
  Houston Industries, Inc.                                               1.1%
 ................................................................................
  Sempra Energy                                                          1.1%
 ................................................................................
  Puget Sound Energy, Inc.                                               1.1%
 ................................................................................
  Merrill Lynch & Co., Inc.
  6.00% STRYPES, Due 6/1/99 (exch. for
  Cox Communications, Inc. common stock)                                 1.1%
 ................................................................................
  Family Golf Centers, Inc.                                              1.1%
 ................................................................................
  Texas Utilities Co.                                                    1.0%
 ................................................................................
  Norwest Corp.                                                          1.0%
 ................................................................................
  U.S. West, Inc.                                                        1.0%
 ................................................................................
  Public Service Enterprise Group, Inc.                                  1.0%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                   Fund at a Glance as of September 30, 1998


We made a change in early June to take advantage of the defensive protection that high quality bonds can provide in a period of extreme volatility in the stock market.


                                   Portfolio
                                  Management
                  ------------------------------------------
                     [PHOTO OF CHRIS CONKEY APPEARS HERE]

                                  Chris Conkey
                               Tenure: August 1998

                     [PHOTO OF JUDITH WARNERS APPEARS HERE]

                                 Judith Warners
                               Tenure: August 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.


The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 and the LBGCBI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                          Class A  Class B   Class C   Class Y
Inception Date                            1/20/98  9/11/35   1/22/98   1/26/98
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 -7.52%   -7.96%    -4.14%     n/a
 ................................................................................
6 months w/o sales charge                  -2.91%   -3.18%    -3.18%   -2.71%
 ................................................................................
1 year with sales charge                      --     1.17%       --      n/a
 ................................................................................
1 year w/o sales charge                       --     5.71%       --       --
 ................................................................................
5 years                                       --    11.58%       --       --
 ................................................................................
10 years                                      --    11.44%       --       --
 ................................................................................
Since Inception**                          -0.99%    8.42%     3.21%    7.25%
 ................................................................................
Maximum Sales Charge                        4.75%    5.00%     1.00%     n/a
                                          Front End  CDSC      CDSC
 ................................................................................
30-day SEC yield                            2.99%    2.39%     2.39%    3.38%
 ................................................................................
6-month income dividends per share         $0.22    $0.18     $0.18    $0.24
 ................................................................................

 * Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares as these classes opened in January 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                 CPI          LBGCBI         S & P 500      Class B
     9/30/88    10,000        10,000           10,000         9,525
     9/30/89    10,434        11,132           13,301        12,148
     9/30/90    11,077        11,884           12,071        11,513
     9/30/91    11,452        13,768           15,834        14,068
     9/30/92    11,795        15,590           17,853        15,146
     9/30/93    12,112        17,374           19,869        16,879
     9/30/94    12,471        16,655           20,602        16,508
     9/30/95    12,788        19,045           26,730        19,484
     9/30/96    13,172        19,903           32,165        22,576
     9/30/97    13,456        21,811           45,175        27,933
     9/30/98    13,656        24,618           49,261        29,528

Comparison of a $10,000 investment in Evergreen Balanced Fund Class B, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index
(CPI).

The Standard & Poor's 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall stock market.

The Lehman Brothers Government/Corporate Bond Index is a broad measure of the performance of government and corporate fixed-rate debt issues.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

How did the Fund perform during the six months?

In a fast-changing and highly volatile environment, the Fund had negative performance during the period, despite outperforming the industry average for balanced funds. For the six months that ended on September 30, 1998, the Balanced Fund's Class A, B, C and Y shares had total returns of-2.91%, -3.18%, -3.18% and -2.71%, respectively. These returns are unadjusted for any applicable sales charges. During the same six-month period, the average balanced mutual fund had a return of -5.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.


                                    Portfolio
                                 Characteristics
                                 ---------------


  Total Net Assets                                                $1,700,160,383
 ................................................................................
  Number of Holdings                                                         234
 ................................................................................
  Beta                                                                      0.92
 ................................................................................
  P/E Ratio                                                                29.4x
 ................................................................................

What was the investment environment like during the period?

The six months actually encompassed two very different periods. As we started the new fiscal year in early April, the market environment featured relatively stable interest rates and rising equity prices. During this period, the principal investment fear was that the economic growth might overheat, setting off inflationary pressures and leading to higher interest rates. This period continued through mid-July when the environment abruptly changed because the Russian financial collapse made people realize that international economic problems were much more serious and had a greater potential impact on the U.S. economy than investors had assumed. In the U.S., we went from fear of too much economic growth to fear of too little growth because of the ripple effects of problems throughout the emerging markets. Both the stock and the bond markets were affected, and the most immediate problems were created by concerns about liquidity as well as concerns about the solvency of institutions.

The stock market, as reflected by the Standard & Poor's 500 Index, fell by approximately 20% between mid-July and the end of September. The price losses spanned different industries, but particularly affected financial services companies, which began to anticipate lower earnings in July and August. In addition, investors began to be concerned that credit quality would start to deteriorate.

In the bond market, the global flight to quality rewarded investors in U.S. Treasuries, which outperformed bonds carrying credit risk. As investors sought out high quality bonds, the yields of the 30-year Treasury declined by almost a full percentage point, to 5.10%, with yields on intermediate Treasuries declining even more -- by 1.4%. As a consequence, the price of Treasuries appreciated. At the end of the period, the Federal Reserve Board began to ease monetary policy, reducing short-term interest rates by one-quarter of one percent.


Did asset allocation between stocks and bonds change during the six months?

Yes. At the end of the fiscal period, the Fund was as conservatively positioned as it is likely to be, with 52% of net assets in stocks and 48% in bonds. In contrast, at the start of the period on April 1, the Fund was approximately 60% in equities and 40% in bonds.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


We made a change in early June to take advantage of the defensive protection that high quality bonds can provide in a period of extreme volatility in the stock market. This reallocation helped the Fund's performance.

Over the long run, we expect stocks to outperform bonds and the Fund's allocation will reflect that. During the current, very unusual period, however, we believe it makes sense to have a relatively heavy weighting in bonds because of the strong performance in the fixed income market and the greater protection high grade bonds offer during market volatility.


                               Top 5 Industries --
                                     Equity
                                     ------
                          (based on 9/30/98 net assets)

  Healthcare Products & Services                                      11.2%
 ...............................................................................
  Oil / Energy                                                         7.2%
 ...............................................................................
  Finance & Insurance                                                  3.8%
 ...............................................................................
  Utilities -- Telephone                                               3.5%
 ...............................................................................
  Utilities -- Electric                                                3.3%
 ...............................................................................


What strategies did you pursue in managing the equity portion of the portfolio?

We kept the equity allocation diversified across many sectors, but we did make some changes. At the start of the period, the Fund's largest weightings were in the financial services and healthcare sectors. We reduced both weightings, and cut the financial services area more significantly because we were concerned about this sector's vulnerability to foreign problems. We also were worried about a possible deterioration in the quality of bank loans. In healthcare, we moved to a weighting more in line with overall market indices, but increased diversification across the entire industry, with investments in pharmaceuticals, hospital management companies and medical equipment companies.

One notable change was to increase the investments in industry-leading growth companies, including companies that historically have not paid dividends, especially in technology, which had been under-represented in the Fund. We bought stocks in established companies that were market leaders, such as Microsoft, EMC, Sun Microsystems and Medtronics, and we maintained a healthy investment in IBM. We also slightly increased the investments in more defensive industries such as food, regional telephone companies and utilities.


What companies have helped performance?

General Electric, a major investment by the Fund, continued to support performance, although we did trim back the position somewhat to take profits. Several pharmaceutical companies also have helped, including Schering-Plough and Warner-Lambert, as well as the technology holdings such as IBM, EMC and Sun Microsystems.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

                           [PIE CHART APPEARS HERE]

Common Stock -- 49.3%
Corporate Notes/Bonds -- 20.3%
Mortgage Backed Securities -- 9.7%
Asset Backed Securities -- 6.1%
Foreign Bonds* -- 5.4%
Cash and Equivalents -- 4.4%
Convertibles -- 2.7%
Treasury Notes/Bonds -- 1.6%
Government Agency/Notes Bonds -- 0.5%

* All foreign securities are high quality, with currency hedged to protect against fluctuations.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What strategies did you pursue in managing the fixed-income portion of the portfolio?

We have significantly increased the fixed-income allocation, but our policy in managing the fixed income component has been very consistent. We have over-weighted quality corporate bonds and mortgage-backed securities because of their yield advantage over government bonds, while maintaining a very high credit quality. Average credit quality was AA on September 30. We have focused on structure in the fixed income portfolio, meaning we have invested in bonds that offer protection against early redemption by their issuers. This is very important in a declining interest rate environment, because it allows the Fund to retain the higher yields of existing bonds. We also have concentrated on bonds from defensive industries, including insurance, defense and utilities. About 10% of the fixed income portfolio has been in U.S. Treasuries.

The fixed income portfolio also has a slightly longer average maturity than the average bond fund. On September 30, average-weighted maturity was 11 years, and duration was 5.1 years. This has helped performance as interest rates declined and the prices of higher-rated bonds tended to rise.


                              Top 5 Industries --
                                      Bonds
                                      -----
                          (based on 9/30/98 net assets)

  Finance & Insurance                                                    6.5%
 ................................................................................
  Collateralized Mortgage Obligations                                    6.2%
 ................................................................................
  Asset-Backed Securities                                                6.1%
 ................................................................................
  Foreign Bonds (Non-U.S. Dollars)                                       4.2%
 ................................................................................
  Mortgage Pass-Through Certificates                                     3.5%
 ................................................................................


                                      Top 5
                                  Bond Holdings
                                  -------------
                          (based on 9/30/98 net assets)

  Federal National Mortgage Association
  (various rates and maturities)                                         2.3%
 ................................................................................
  Realkredit Danmark, 6.00% 10/1/2026                                    1.9%
 ................................................................................
  U.S. Treasury Bonds (various rates and maturities)                     1.6%
 ................................................................................
  Nykredit                                                               1.3%
 ................................................................................
  United Kingdom Treasury, 7.25% 12/7/2007                               1.0%
 ................................................................................


What is the outlook?

We expect the economy, as reflected by Real Gross Domestic Product, to continue to grow in 1998; however, there is the potential of a recession in 1999. If a recession were to occur, we would not expect it to last very long or to be very deep. The Federal Reserve Board has lowered short-term interest rates to stimulate the economy, and we expect further reductions in the coming months.

International economic conditions, particularly in Japan, Brazil and Europe, will continue to have an influence on the U.S. economy. In the short term, we expect corporate profits to flatten somewhat. An important variable will be the ability of the financial industry to continue to provide loans to industry and avoid a liquidity crunch.

We do not expect the present asset allocation of 52% stocks and 48% bonds to shift more towards bonds, and we will look for the appropriate time to shift back toward a greater emphasis on equities. In the equity portfolio, we will continue to look for value among established, large-cap, dividend-paying companies. We expect to continue to emphasize food companies, retailers, utilities and other industries that offer defensive protection in times of uncertainty. We also expect to maintain a representation among industry-leading growth companies, including technology companies, because of their superior long-term prospects.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Balanced Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


In the fixed-income portfolio, we plan to focus on high quality bonds as the economy slows, and take advantage of the yield advantage of highly rated corporate bonds and mortgage-backed securities over Treasuries. We will continue to try to protect the Fund's income by looking for bonds with call protection, which allow the Fund to receive the higher yields of yesterday during today's lower-interest-rate environment.


                                     Top 10
                                 Equity Holdings
                                 ---------------
                          (based on 9/30/98 net assets)

  Johnson & Johnson                                                      1.7%
 ................................................................................
  Merck & Co., Inc.                                                      1.6%
 ................................................................................
  General Electric Co.                                                   1.5%
 ................................................................................
  Texaco, Inc.                                                           1.4%
 ................................................................................
  Monsanto Co.                                                           1.3%
 ................................................................................
  Schering-Plough Corp.                                                  1.2%
 ................................................................................
  Mobil Corp.                                                            1.2%
 ................................................................................
  Bristol-Myers Squibb Co.                                               1.2%
 ................................................................................
  Warner-Lambert Co.                                                     1.1%
 ................................................................................
  Ameritech Corp.                                                        1.1%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


The investment policy strategy adopted early in the fiscal year assumed that the markets would show considerable volatility and contained numerous examples of overpriced issues.



                                   Portfolio
                                  Management
              --------------------------------------------------

                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                               Stephen A. Lieber
                              Tenure: January 1990


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index and the Lipper Balanced Funds Average are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                           Class A  Class B  Class C  Class Y
Inception Date                              1/3/95  1/3/95   1/3/95   1/2/90
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 -9.73%   -10.26%  -6.51%     n/a
 ................................................................................
6 months w/o sales charge                  -5.23%    -5.57%  -5.57%   -5.12%
 ................................................................................
1 year with sales charge                   -0.12%    -0.94%   3.06%     n/a
 ................................................................................
1 year w/o sales charge                     4.87%     4.06%   4.06%    5.09%
 ................................................................................
5 years                                      --       --       --     12.77%
 ................................................................................
Since Inception                            15.97%    16.06%   16.55%   16.03%
 ................................................................................
Maximum Sales Charge                        4.75%     5.00%    1.00%    n/a
                                          Front End   CDSC     CDSC
 ................................................................................
30-day SEC Yield                            2.03%     1.39%    1.39%    2.38%
 ................................................................................
6-month income dividends
per share                                  $0.21     $0.13    $0.13    $0.23
 ................................................................................
*Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    CPI           LBFA          S&P 500       Class A
     1/3/95        10,000        10,000         10,000          9,525
    9/30/95        10,234        12,042         12,977         11,743
    9/30/96        10,541        13,539         15,615         12,763
    9/30/97        10,768        16,814         21,931         16,610
    9/30/98        10,929        17,343         23,915         17,416



Comparison of a $10,000 investment in Evergreen Foundation Fund Class A, versus a similar investment in the S&P 500 Index, the Lipper Balanced Funds Average
(LBFA), and the Consumer Price Index (CPI).

The S&P 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used as an indicator of performance of the overall stock market.

The Lipper Balanced Funds Average measures the average performance of balanced funds excluding sales charges.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What was the performance of the Evergreen Foundation Fund in the first half of the fiscal year?

For the six months ended September 30, 1998, the Evergreen Foundation Fund's Class A, B, C, and Y shares returned -5.23%, -5.57%, -5.57% and -5.12%, respectively, compared with the -6.97% of the Standard and Poor's 500 Index and the -5.37% return of the Lipper Balanced Funds Average. Since inception on January 2, 1990, the Fund's Class Y shares have provided a return of 267.26%, with an average annual return of 16.03%.


                                    Portfolio
                                 Characteristics
                                 ---------------


  Total Net Assets                                                $2,776,465,795
 ................................................................................
  Number of Holdings                                                         358
 ................................................................................
  Beta                                                                      0.63
 ................................................................................
  P/E Ratio                                                                18.1x
 ................................................................................



What has been the trend of performance this year?

After providing a positive performance return in the first quarter of the fiscal year ended June 30, 1998, and beginning the September quarter with further gains, the Fund was affected by the severe stock market decline at the end of August and into September. There were two impacts: declining equity prices and rising Treasury bond prices. For the quarter, the Fund's equities showed a 12.9% decline, while its Treasury bond position produced a gain of 7.7%. For the six months ended September 30, the equities had a total decline of 12.9%, and the Treasury bond position showed a gain of 12.4%. The Fund's performance was also affected by the maintenance of an approximately 12% cash equivalent position during this time.


What were the major impacts on performance during the six months?

The major impact was, of course, the declining stock market at the end of the September quarter, and most markedly, the decline in stock prices of financial institutions' common stocks during the period subsequent to the Russian ruble collapse. Unprecedented waves of selling hit the nation's major financial institutions, several of which are included in the Fund's holdings. Declines of 30% to 60% occurred in a number of these issues, but the Fund's diversification permitted significant offsets which moderated the downward impact.

These same conditions focused worldwide investor attention on U.S. Treasury obligations as the most defensive and secure investment opportunities. With the Fund's considerable focus on long-term U.S. Treasuries, it enjoyed particular strength during this period. In fact, the Fund's Treasury position had been enlarged during the six months.

Positive equity performance still continued for a significant number of the Fund's holdings. The top ten performers increased between 24.6% and 58.8% during the six-month period. The leader was McKesson Corp., with a gain of 58.8%; followed by Cisco Systems, Inc., up 37.5%; Lilly (Eli) & Co., up 31.2%; Cox Communications, Inc., up 30.1%; and Tricon Global Restaurants, Inc., up 29.6%. Pharmaceutical and technology issues provided major sources of gains, led by Lilly (Eli) & Co., up 31.2%; and Schering-Plough Corp., up 26.3% in the pharmaceutical group. Technology issues powering the Fund's performance were Cisco Systems, Inc., up 37.5%; Compaq Computer Corp., up 24.6%; International Business Machines Corp., up 23.3%; Microsoft Corp., up 22.5%; and Sun Microsystems, Inc., up 19.5%. Some utility companies were among the top performers, Energy East Corp., up 27.8% and Orange & Rockland Utilities, Inc., up 22.1%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

                           [PIE CHART APPEARS HERE]

Common Stock -- 58.6%
U.S. Treasury Notes/Bonds -- 28.2%
Cash and Equivalents -- 11.4%
Government Agency Notes/Bonds -- 0.8%
Convertibles -- 1.0%


What was the Fund's asset allocation strategy with regard to stocks, bonds, and cash equivalents?

During the six months, the Fund maintained a generally stable asset allocation position. Significant changes included increases in the long-term Treasury bond position in June and July, and then, later in August and through September, the switch of some cash equivalent reserves into equities which were purchased at depressed prices. The investment policy strategy adopted early in the fiscal year assumed that the markets would show considerable volatility and contained numerous examples of overpriced issues. Our goal was to anticipate probable declines and to be in a position to utilize the Fund's cash equivalents to take advantage of these declines. Thus, we set about aggressively to use these reserves, increasing the equity asset allocation in September. Purchases included several issues new to the portfolio, and numerous increases to existing positions, particularly when the latter were under severe pressure. New holdings included American Express Co., American Stores Co., Mellon Bank Corp., Progressive Corp.(Ohio), Norwest Corp., Dollar General Corp. (Strypes), and Philips International Realty Corp. Among the issues added to the portfolio, a number have withstood the market volatility, and even provided substantial gains through September 30. Amoco Corp. shares have advanced as a result of an acquisition bid by British Petroleum Co. Plc.

American Stores Co. has moved up with the advance of Albertson's, Inc., which is planning to acquire the company. Perkin-Elmer Corp. has had a major advance as it is restructuring its operations, and Progressive Corp. has demonstrated an earning power which renewed market optimism concerning its valuation. These are but a few of the positive developments which have impacted the portfolio's new and enlarged commitments. Even in those which had particularly sizable declines toward the end of the quarter, we are now encountering positive investor revaluation. Of the Fund's significant positions which were increased during the six months, those with the greatest declines were Lehman Brothers Holdings, Inc. and Merrill Lynch & Co., Inc.


How do the Fund's long-term strategies fare in the recent market volatility?

The Fund's long-term strategy of concentrating fixed income investments in U.S. Treasury obligations was, as noted above, highly rewarding in the atmosphere of financial crisis when investors chose to literally retreat into Treasuries.

The Fund's equity strategy of concentrating on the effort to select undervalued growth opportunities was effective in the often uncertain and highly volatile markets. There was considerable validation of this strategy in the continuing highly favorable trend of mergers and acquisitions. During the six months, 21 of the Fund's holdings were the subject of merger or acquisition offers, demonstrating, in our view, both their undervaluation and the dynamism of other companies in their industries, or interested in their industries. Financial institutions continued to be active in this trend. The Fund's holdings in First of America Bank Corp., purchased in July, 1995, was acquired in April at a valuation which provided a 217.7% gain for the Fund. Other banks with such bids included: Crestar

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


Financial Corp., 94.5% from May 1993 (still pending in its merger with SunTrust Banks, Inc.); Firstar Corp., 26.1% just six months after its purchase by the Fund (still pending with Star Banc Corp.); Beneficial Corp., 151.1%, one and three-quarter years after its purchase; and First Chicago NBD Corp., 97.1%, three and three-quarter years holding, the purchase by Banc One Corp. still pending. The utility industry was involved in these holdings with Long Island Lighting Co. being acquired by KeySpan Energy Corp., with a 48.8% gain to the Fund in just over one year and a half; 360 (Degrees) Communications Co. acquired by ALLTEL Corp. with a 116.7% gain in two years and five months; Orange and Rockland Utilities, Inc., with a 51.8% gain (still pending in just over one year) with an offer by Consolidated Edison, Inc.; and GTE Corp. with a 35.0% gain, pending the acquisition by Bell Atlantic Corp. The diversity of this group of acquisitions or mergers reflects the Fund's highly diversified positioning, with Oasis Residential, Inc., a real estate investment trust; Continental Homes Holding Corp., a home-builder; Western Atlas, Inc., an oil field services company; Mercantile Stores Co., Inc., a retailer; Amp, Inc., an electronic components company; and even Chrysler Corp., with a proposed acquisition by Daimler-Benz AG.

We anticipate that as the security markets regain stability, this long-term trend which has provided over 59 (48 completed and 11 pending) mergers and acquisitions for the Fund portfolio, with an average gain of 67.2% on the completed acquisitions, will continue to be a source of significant capital appreciation.


                              Top 5 Industries --
                                    Equity
                                    ------
                         (based on 9/30/98 net assets)

Finance and Insurance                                           9.1%
 ......................................................................
Information Services & Technology                               7.0%
 ......................................................................
Healthcare Products and Services                                6.8%
 ......................................................................
Banks                                                           6.8%
 ......................................................................
Real Estate                                                     4.8%
 ......................................................................


Did the Fund sell any securities when stock prices were near their highs for the fiscal year?

The Fund made a number of significant sales of shares to take advantage of price spurts during the market's trend to new highs in the spring and early summer. The largest single profit (882.2% in five and three-quarter years) was taken in a portion of the Fund's holdings in Intel Corp., when we judged that the shares had amply discounted present opportunities. While still highly confident of the long-term trend of the company, we reduced the position in order to limit the Fund's volatility. Similar sales were made of other technology leaders, including portions of the positions in Cisco Systems, Inc., Lucent Technologies Inc., Hewlett-Packard Co., Honeywell, Inc., and Perkin-Elmer Corp. In the health care industry, another area where the Fund has had great success with long-term commitments, reductions were made in positions in Pfizer, Inc., Medtronic, Inc., and Monsanto Co. Among financials, positions were reduced in Dime Bancorp, Inc., SunTrust Banks, Inc., and Morgan (J.P.) & Co., Inc., while positions in Wachovia Corp. and Cardinal Health, Inc. were eliminated. Sizable gains were taken in other issues which subsequently fell quite sharply, including Household International, Inc., Disney (Walt) Co., Avon Products, Inc., and International Flavors & Fragrances, Inc. The fundamental motivation for the sales was asset protection. The number of losses was minimal for the Fund; illustratively, a 28.4% loss in the shares of Nike, Inc. on a long-term basis, and one short-term loss of 17.7% in the shares of Penney (J.C.) Co., Inc.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview



                                    Top 10
                                Equity Holdings
                                ---------------
                         (based on 9/30/98 net assets)

  Intel Corp.                                                              2.5%
 ................................................................................
  Federal National Mortgage Association                                    1.7%
 ................................................................................
  General Electric Co.                                                     1.6%
 ................................................................................
  Microsoft Corp.                                                          1.5%
 ................................................................................
  Du Pont (E.I.) De Nemours & Co.                                          1.2%
 ................................................................................
  Hewlett-Packard Co.                                                      1.0%
 ................................................................................
  BankBoston Corp.                                                         0.9%
 ................................................................................
  Sprint Corp.                                                             0.9%
 ................................................................................
  Lilly (Eli) & Co.                                                        0.9%
 ................................................................................
  International Business Machines Corp.                                    0.8%
 ................................................................................



What is the outlook for the Fund at this time?


Management is optimistic that the much feared crisis of financial liquidity in the United States, and the apprehension of recession prospects in the months ahead has been greatly overdone. The demonstrated willingness of the Federal Reserve to provide interest rate cuts to ensure support for the American financial system, and to demonstrate that inflation is not feared at this time, has already had highly positive effects for the equity markets since the October 15th rate decrease. Further, the settlement of budget disputes in the Congress, the program to further fund the IMF, and the United States readiness to lead a program of support for Brazil, should remove much of the fear concerning broader financial chaos. The long effort to restimulate Japan continues, but with a more optimistic outlook than in the last two years because that country is finally facing the need to provide new funding for its banking system in recognition of the huge loan losses it carries. The Asian financial difficulties remain of deep concern, but there is already evidence of turnaround, though slow, and perhaps halting, in several countries, including Thailand, Korea, and the Philippines.

The profitability of American business remains intact, even taking into account many lower than expected earning statements for the third quarter. It is already evident that corporations are tightening their operating and financial belts for a more competitive, more pressured environment. But, corporations are also demonstrating their confidence in the value of their businesses and the strength of their treasuries by an almost unprecedented wave of corporate share buybacks. Since the Russian financial crisis came to a head, and the American markets began to decline, the daily list of corporate buybacks has reached extraordinary proportions. This will lend both support and confidence to the equity markets.

Our expectations are that this nation will continue to be in a period of lower, and perhaps even declining interest rates, while a close to full employment society will be able to sustain demand, notwithstanding a more cautious consumer attitude. This caution could well increase saving rates and, thus, generate more investable assets. Our policy will remain sensitive to appropriate asset allocation, aggressive in seizing the opportunity of depressed values, and cautious in the face of evidences of overvaluation.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of September 30, 1998


The original and long-term strategy of the Fund is to take advantage of undervalued growth opportunities, both to minimize risk through undervaluation and to benefit by growth.



                                    Portfolio
                                   Management
              --------------------------------------------------
                   [PHOTO OF STEPHEN A. LIEBER APPEARS HERE]

                                Stephen A. Lieber
                              Tenure: November 1993


                  [PHOTO OF JAMES T. COLBY III APPEARS HERE]
              --------------------------------------------------

                               James T. Colby III
                              Tenure: November 1993




--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 9/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

                            [GRAPHIC APPEARS HERE]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index and the LBMBI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                        Class A   Class B   Class C   Class Y
Inception Date                          1/17/95   1/6/95    3/3/95    11/2/93
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge             -11.00%   -11.58%    -7.90%      n/a
 ................................................................................
6 months w/o sales charge               -6.63%    -6.96%    -6.97%    -6.49%
 ................................................................................
1 year with sales charge                -4.48%    -5.41%    -1.51%      n/a
 ................................................................................
1 year w/o sales charge                  0.28%    -0.53%    -0.53%     0.53%
 ................................................................................
3 years                                 10.62%    10.84%    11.61%    12.78%
 ................................................................................
Since Inception                         13.69%    14.11%    14.15%    13.46%
 ................................................................................
Maximum Sales Charge                     4.75%     5.00%     1.00%     n/a
                                       Front End   CDSC      CDSC
 ................................................................................
30-day SEC Yield                         2.13%     1.49%     1.49%     2.49%
 ................................................................................
6-month income dividends
per share                               $0.17     $0.12     $0.12     $0.19
 ................................................................................
*Adjusted for maximum sales charge.

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                CPI           LBMBI          S & P 500         Class A
   1/31/95    10,000          10,000           10,000           9,525
   9/30/95    10,193          10,966           12,649          11,333
   9/30/96    10,499          11,629           15,220          12,876
   9/30/97    10,725          12,677           21,377          16,061
   9/30/98    10,885          13,612           23,310          16,106


Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund Class A, versus a similar investment in the S&P 500 Index, the Lehman Brothers Municipal Bond Index (LBMBI), and the Consumer Price Index (CPI).

The S&P 500 Index is an unmanaged index of 500 publicly traded U.S. stocks and is often used as an indicator of performance of the overall stock market.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. To be included in this index, bonds must have a minimum credit rating of at least BAA, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

What was the performance for the Evergreen Tax Strategic Foundation Fund in the first half of the fiscal year?

Evergreen Tax Strategic Foundation Fund Classes A, B, C, and Y had performance of -6.63%, -6.96%, -6.97% and -6.49%, respectively, for the six months ended September 30, 1998. This performance compares with -5.37% of the fully taxable funds in the Lipper Balanced Fund Average. The Fund's performance was negatively impacted during the six months by two principal factors. First, the tax-exempt bond market failed to fully reflect the interest rate performance of taxable obligations during this period. The spread between tax-exempt bonds and U.S. Treasuries increased to the point where index yields were nearly 100% of Treasuries. This means that in the rush to secure the protection of Treasuries, in a period of financial uncertainty, investors were literally overlooking the advantages of tax-exempt income. The Fund's tax-exempt bond portfolio increased in value only 5.5% over the last six months. The equity performance was also negatively affected by this investor rush to security. Stocks with dividend yields were more favored during the period of market volatility in the latter part of August and September, than those with little or no yield. Since the tax efficient goal of the Tax Strategic Foundation Fund focuses on issues with little or no yield, it suffered an adverse impact from this shift. The equity portfolio during the six months declined 18.8%.

                                   Portfolio
                                Characteristics
                                ---------------


  Total Net Assets                                             $370,600,973
 ...............................................................................
  Number of Holdings                                                    283
 ...............................................................................
  Beta                                                                 0.48
 ...............................................................................
  P/E Ratio                                                           13.9x
 ...............................................................................

Were the negative trends of the last quarter indicative of new, adverse conditions?

Your management believes that these adverse trends were temporary in nature, aggravated by apprehensions that the U.S. financial markets were likely to suffer from a lack of liquidity, and that American industry would be faced with a recession. Developments since the end of the quarter have tended to counter these impressions, as is evident from the sizable rally in stock prices in this period. The actions of the Federal Reserve Bank to reduce interest rates twice and its indicated policy of supporting liquidity in the financial system, have countered the worst fears. Furthermore, its willingness to provide liquidity, and its evident belief that inflation is not a near-term problem, suggest that credit availability will continue to sustain economic expansion, although at lower rates. Supportingly, the passage of the budget by Congress, the plan to obtain U.S. support for IMF, the Administration plan to support Brazil, and the Japanese government plan to refinance the banking system where necessary, all suggest that the panicky conditions in the securities markets will abate.


Has the Fund sought to take advantage of these recent market conditions?

Throughout the six months, our investment policy has been very actively focused on increasing the common stock participation, particularly of issues believed temporarily at deflated prices, and on lengthening maturities of the tax-exempt portfolio.

Outstanding purchase opportunities were seen in a large number of issues, particularly at the end of August and early in September. Examples of the Fund taking advantage of these opportunities are numerous, given the 143 issues purchased for the Fund, both

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

stock and bond, during this period. As examples of undervaluation, we would note that during, and subsequent to, the major sell-off on August 31, the Fund bought shares of Intel Corp., which provided a gain of 16.6% to September 30; Progressive Corp. (Ohio), which provided a gain of 13.8% to September 30; Coca-Cola FEMSA S.A. de CV, which provided a gain of 7.3% to September 30; and Citicorp, now Citigroup Inc., which provided a gain of 2.0% to September 30. In the tax-exempt bond position, the strategy during this entire period was to lengthen maturities to take maximum advantage of the overall decline in interest rates. The selection was again limited to the highest quality, either insured or triple-A rated bonds.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 9/30/98 net assets)

                           [PIE CHART APPEARS HERE]

Municipal Bonds -- 52.6%
Common Stock -- 45.5%
Cash and Equivalents -- 1.1%
Convertibles -- 0.8%


Is the Fund still focused on undervalued equities?


The original and long-term strategy of the Fund is to take advantage of undervalued growth opportunities, both to minimize risk through undervaluation and to benefit by growth. One of the clearest proofs that we have indeed selected undervalued issues is through the merger and acquisition offers which many of these companies receive. During the six months, twelve of the Fund's holdings were the subject of mergers or acquisitions. The average return to September 30 on the completed acquisitions was 95.8%. The largest indicated gain was in the shares of First of America Bank Corp., which were purchased in July, 1995, and the merger was completed in April, 1998, with a 224.9% gain. Other financial institutions with sizable gains through mergers and acquisitions were Beverly Bancorporation, Inc., up 92.4%, and Crestar Financial Corp., up 29.4% (based on the September 30 closing price of SunTrust Banks, Inc.). A diverse group of companies was included in this listing, including two hotel groups; Interstate Hotels Co., which recorded a 61.5% appreciation, and La Quinta Inns Inc., with an 18.1% gain. Others with bids for the companies now pending include: Amp, Inc., Amoco Corp., GTE Corp., Monsanto Co., and Citicorp. This merger and acquisition activity confirms the continuing validity of our undervaluation strategy. Looking ahead, we anticipate that as a result of the recent sharp price declines of the shares of many attractive companies, the merger and acquisition activity will re-accelerate, and provide appreciation opportunities for the Fund's holdings.



                              Top 5 Industries --
                                    Equity
                                    ------
                         (based on 9/30/98 net assets)

  Finance & Insurance                                                      8.2%
 ................................................................................
  Banks                                                                    8.1%
 ................................................................................
  Real Estate                                                              4.2%
 ................................................................................
  Electrical Equipment & Services                                          3.7%
 ................................................................................
  Healthcare Products & Services                                           3.3%
 ................................................................................



                              Top 5 Industries --
                                     Bonds
                                     -----
                         (based on 9/30/98 net assets)

  Housing                                                                  8.9%
 ................................................................................
  Hospitals                                                                6.6%
 ................................................................................
  Electric Power                                                           5.3%
 ................................................................................
  Higher Education                                                         5.2%
 ................................................................................
  Government -- Local                                                      5.2%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What were the strongest and weakest sectors for the Fund's investments during the six months?

The strongest were technology and health care. The best performer in technology was International Business Machines Corp., up 25.5%; followed by Sun Microsystems, Inc., up 19.5%; and Gateway 2000, Inc., up 11.0%. In health care, the leaders were Abbott Laboratories, up 11.6%; American Home Products Corp., up 9.9%; Monsanto Co., up 8.2%; and Pfizer, Inc., up 6.2%. The weakest sector was financial, with Frontier Insurance Group, Inc., declining 47.1%; Mercury General Corp., down 44.7%; and Republic New York Corp., with a 42.9% loss.


Did the Fund sell any stocks when the market was high in the spring and early summer?

A number of sales were made for the Fund taking advantage of the market run-up. The largest percentage recorded was in the shares of Lucent Technologies Inc., sold with a gain of 498.2% in a 26-month holding period; followed by 181.8% in the shares of MacDermid, Inc., held 15 months; followed by a 152.3% gain in the shares of Cisco Systems, Inc. Others with gains between 75% and 90% included Payless ShoeSource, Inc., Interstate Hotels Co., and Dime Bancorp, Inc. Mercantile Stores Co., Inc. was eliminated with the acquisition of the company, providing a gain of 44.3%, with a 42-month holding period from original purchase. The only loss recorded on an equity transaction was in the shares of Amp, Inc. The original high cost shares were sold after an acquisition bid was made for the company at a loss of 8.4%, while the position had been doubled up in anticipation of taking the loss, and the newly purchased stock has since appreciated.


                                    Top 10
                                Equity Holdings
                                ---------------
                         (based on 9/30/98 net assets)

  Perkin Elmer Corp.                                                      1.0%
 ...............................................................................
  Du Pont (E. I.) De Nemours & Co.                                        0.9%
 ...............................................................................
  Intel Corp.                                                             0.8%
 ...............................................................................
  MGIC Investment Corp.                                                   0.8%
 ...............................................................................
  Beckman Coulter Inc.                                                    0.8%
 ...............................................................................
  W.W. Grainger, Inc.                                                     0.8%
 ...............................................................................
  Union Pacific Corp.                                                     0.8%
 ...............................................................................
  CitiCorp                                                                0.7%
 ...............................................................................
  Legg Mason, Inc.                                                        0.7%
 ...............................................................................
  Paine Webber Group, Inc.                                                0.7%
 ...............................................................................


How is the Fund maintaining its tax-efficiency?

The tax-exempt bond portfolio is, by definition, tax-efficient. The equity portfolio is tax-efficient in two ways. First, our purchases consist of issues which either have no or little taxable income paid out, or tax-deferred payments. Preference in selection of stocks for investment is given to companies which use their retained earnings to buy back shares, and thereby increase the participation in the company's profits for the remaining shares. Second, tax strategies are employed in order to minimize the consequences of taxable gains. The example noted in the foregoing of a doubling up in order to both retain the position in a company considered of intrinsic merit, and yet realize a gain when the market had declined, is typical. Losses may also be realized, with replacement positions substantially duplicated in the tax-exempt bond market. When losses appear, they may be taken, and replaced with comparable issues. In the recent strong bond market, no such moves were appropriate or necessary.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


                                     Top 5
                                 Bond Holdings
                                 -------------
                         (based on 9/30/98 net assets)

  Metropolitan Washington DC Arpts. Auth.                                 1.6%
 ................................................................................
  Chicago Illinois Skyway Toll Bridge                                     1.5%
 ................................................................................
  New York St. Urban Dev. Corp. Rev.                                      1.5%
 ................................................................................
  Intermountain Power Agency Utah Power                                   1.4%
 ................................................................................
  Illinois Educ. Facs. Auth. Rev.                                         1.3%
 ................................................................................


What is the outlook for the Fund, and for its tax-efficient investment strategy?

Management is optimistic that the much feared crisis of financial liquidity in the United States and the apprehension of recession prospects in the months ahead has been greatly overdone. The demonstrated willingness of the Federal Reserve to provide interest rate cuts to ensure support for the American financial system, and to demonstrate that inflation is not feared at this time, has already had highly positive effects for the equity markets since the October 15th rate decrease. Further, the settlement of budget disputes in the Congress, the program to further fund the IMF, and the United States readiness to lead a program of support for Brazil, should remove much of the fear concerning broader financial chaos. The long effort to restimulate Japan continues, but with a more optimistic outlook than in the last two years because that country is finally facing the need to provide new funding for its banking system in recognition of the huge loan losses it carries. The Asian financial difficulties remain of deep concern, but there is already evidence of turnaround, though slow, and perhaps halting, in several countries, including Thailand, Korea, and the Philippines.

The profitability of American business remains intact, even taking into account many lower than expected earning statements for the third quarter. It is already evident that corporations are tightening their operating and financial belts for a more competitive, more pressured environment. But, corporations are also demonstrating their confidence in the value of their businesses and the strength of their treasuries by an almost unprecedented wave of corporate share buybacks. Since the Russian financial crisis came to a head, and the American markets began to decline, the daily list of corporate buybacks has reached extraordinary proportions. This will lend both support and confidence to the equity markets.

Our expectations are that this nation will continue to be in a period of lower, and perhaps even declining interest rates, while a close to full employment society will be able to sustain demand, notwithstanding a more cautious consumer attitude. This caution could well increase saving rates and, thus, generate more investable funds. Our policy will remain sensitive to appropriate asset allocation, aggressive in seizing the opportunity of depressed values, and cautious in the face of evidences of overvaluation.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                          Six Months Ended    Year Ended March 31,      Year Ended December 31,
                                                         September 30, 1998   -----------------------   -----------------------
                                                            (unaudited)          1998       1997**          1996         1995*
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                           $ 16.70         $    13.74  $    13.86    $      12.82  $     10.65
                                                              -------         ----------  ----------    ------------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.25               0.49        0.11            0.45         0.41
Net realized and unrealized gains or losses on securities       (1.97)              3.29       (0.12)           1.12         2.22
                                                              -------         ----------  ----------    ------------  -----------
Total from investment operations                                (1.72)              3.78       (0.01)           1.57         2.63
                                                              -------         ----------  ----------    ------------  -----------
LESS DISTRIBUTIONS
From net investment income                                      (0.25)             (0.48)      (0.11)          (0.42)       (0.46)
From net realized gains                                             0              (0.34)          0           (0.11)           0
                                                              -------         ----------  ----------    ------------  -----------
Total distributions                                             (0.25)             (0.82)      (0.11)          (0.53)       (0.46)
                                                              -------         ----------  ----------    ------------  -----------
NET ASSET VALUE END OF PERIOD                                 $ 14.73         $    16.70  $    13.74    $      13.86  $     12.82
                                                              -------         ----------  ----------    ------------  -----------
TOTAL RETURN+                                                  (10.36%)            28.02%      (0.10%)         12.50%       24.90%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (THOUSANDS)                          $27,808         $   29,005  $   14,590    $     11,116  $     1,335
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                  1.29%++            1.40%       1.37%++         1.30%        1.37%++
 Total expenses, excluding fee waivers and expense
  reimbursements                                                  N/A                N/A        1.68%++         1.33%       10.96%++
 Net investment income                                           3.18%++            3.21%       3.43%++         3.53%        3.73%++
PORTFOLIO TURNOVER RATE                                            20%                34%          9%             16%          49%

                                                          Six Months Ended     Year Ended March 31,      Year Ended December 31,
                                                         September 30, 1998   -----------------------   --------------------------
                                                            (unaudited)          1998      1997**           1996         1995*
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                          $  16.61         $    13.67  $    13.80    $      12.80  $     10.65
                                                              -------         ----------  ----------    ------------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.19               0.38        0.09            0.36         0.35
Net realized and unrealized gains or losses on securities       (1.96)              3.26       (0.13)           1.09         2.20
                                                             --------         ----------   ---------    ------------  -----------
Total from investment operations                                (1.77)              3.64       (0.04)           1.45         2.55
                                                             --------         ----------   ---------    ------------  -----------
LESS DISTRIBUTIONS
From net investment income                                      (0.19)             (0.36)      (0.09)          (0.34)       (0.40)
From net realized gains                                             0              (0.34)          0           (0.11)           0
                                                             --------         ----------   ---------    ------------  -----------
Total distributions                                             (0.19)             (0.70)      (0.09)          (0.45)       (0.40)
                                                             --------         ----------   ---------    ------------  -----------
NET ASSET VALUE END OF PERIOD                                $  14.65         $    16.61   $   13.67    $      13.80  $     12.80
                                                             --------         ----------   ---------    ------------  -----------
TOTAL RETURN+                                                  (10.71%)            27.06%      (0.30%)         11.50%       24.10%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (THOUSANDS)                         $153,721         $  158,252   $  76,791    $     57,622  $     4,839
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                  2.04%++            2.15%       2.11%++         2.06%        2.12%++
 Total expenses, excluding fee waivers and expense
  reimbursements                                                  N/A                N/A        2.43%++         2.09%        4.20%++
 Net investment income                                           2.43%++            2.46%       2.68%++         2.79%        2.97%++
PORTFOLIO TURNOVER RATE                                            20%               34%           9%             16%          49%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**         1996         1995*
--------------------------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $16.65       $    13.70  $    13.83    $     12.81  $     10.65
                                ------       ----------  ----------    -----------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.19             0.38        0.09           0.36         0.36
Net realized and
 unrealized gains or
 losses on securities            (1.96)            3.27       (0.13)          1.11         2.19
                                ------       ----------  ----------    -----------  -----------
Total from investment
 operations                      (1.77)            3.65       (0.04)          1.47         2.55
                                ------       ----------  ----------    -----------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.19)           (0.36)      (0.09)         (0.34)       (0.39)
From net realized gains              0            (0.34)          0          (0.11)           0
                                ------       ----------  ----------    -----------  -----------
Total distributions              (0.19)           (0.70)      (0.09)         (0.45)       (0.39)
                                ------       ----------  ----------    -----------  -----------
NET ASSET VALUE END OF
 PERIOD                         $14.69       $    16.65  $    13.70    $     13.83  $     12.81
                                ------       ----------  ----------    -----------  -----------
TOTAL RETURN+                   (10.68%)          27.08%      (0.30%)        11.60%       24.00%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                    $2,398       $    2,777  $    1,769    $     1,487  $       110
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   2.04%++          2.15%       2.12%++        2.05%        2.10%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A        2.43%++        2.08%      103.52%++
 Net investment income            2.40%++          2.46%       2.65%++        2.80%        2.96%++
PORTFOLIO TURNOVER RATE             20%              34%          9%            16%          49%

                           Six Months Ended  Year Ended March 31,          Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------------------
                             (unaudited)        1998       1997**       1996     1995     1994      1993
-----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD           $ 16.70       $    13.74  $    13.86    $ 12.83  $ 10.67  $ 11.60   $ 10.95
                               -------       ----------  ----------    -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.27             0.55        0.14       0.48     0.47     0.60      0.56
Net realized and
 unrealized gains or
 losses on securities            (1.97)            3.27       (0.14)      1.10     2.16    (0.93)     0.96
                               -------       ----------  ----------    -------  -------  -------   -------
Total from investment
 operations                      (1.70)            3.82        0.00       1.58     2.63    (0.33)     1.52
                               -------       ----------  ----------    -------  -------  -------   -------
LESS DISTRIBUTIONS
From net investment
 income                          (0.27)           (0.52)      (0.12)     (0.44)   (0.47)   (0.60)    (0.60)
From net realized gains              0            (0.34)          0      (0.11)       0        0     (0.27)
                               -------       ----------  ----------    -------  -------  -------   -------
Total distributions              (0.27)           (0.86)      (0.12)     (0.55)   (0.47)   (0.60)    (0.87)
                               -------       ----------  ----------    -------  -------  -------   -------
NET ASSET VALUE END OF
 PERIOD                        $ 14.73       $    16.70  $    13.74    $ 13.86  $ 12.83  $ 10.67   $ 11.60
                               -------       ----------  ----------    -------  -------  -------   -------
TOTAL RETURN                    (10.25%)          28.34%       0.00%     12.60%   25.10%   (2.90%)   14.10%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                   $35,756       $   43,786  $   37,237    $41,243  $39,327  $37,176   $37,336
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.04%++          1.14%       1.11%++    1.05%    1.26%    1.28%     1.36%
 Total expenses,
  excluding fee waivers
  and expense reimbursements       N/A              N/A        1.38%++    1.09%     N/A      N/A       N/A
 Net investment income            3.40%++          3.45%       3.56%++    3.65%    3.96%    5.40%     5.13%
PORTFOLIO TURNOVER RATE             20%              34%          9%        16%      49%     136%       92%

+   Excluding sales charges.
++  Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                              Six Months Ended
                                             September 30, 1998  Period Ended
                                                (unaudited)     March 31, 1998*
-------------------------------------------------------------------------------
CLASS A SHARES
-------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                $12.87           $12.36
                                                   ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.20             0.08#
Net realized and unrealized gains or losses
 on securities, futures contracts and
 foreign currency related transactions              (0.57)            0.81
                                                   ------           ------
Total from investment operations                    (0.37)            0.89
                                                   ------           ------
LESS DISTRIBUTIONS
From net investment income                          (0.22)           (0.12)
From net realized gains                                 0            (0.26)
                                                   ------           ------
Total distributions                                 (0.22)           (0.38)
                                                   ------           ------
NET ASSET VALUE END OF PERIOD                      $12.28           $12.87
                                                   ------           ------
TOTAL RETURN+                                       (2.91%)           7.38%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)                $1,136           $1,277
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                      0.97%++          0.99%++
 Total expenses, excluding indirectly paid
  expenses                                           0.97%++          0.99%++
 Net investment income                               3.12%++          3.25%++
PORTFOLIO TURNOVER RATE                                39%              76%

                           Six Months Ended                       Year Ended June 30,
                          September 30, 1998   Period Ended   ------------------------------
                             (unaudited)     March 31, 1998**  1997    1996    1995    1994
---------------------------------------------------------------------------------------------
CLASS B SHARES
---------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $12.88            $12.95      $11.33  $10.09  $ 9.26  $10.10
                                ------            ------      ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.16              0.26#       0.30    0.29    0.31    0.28
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions            (0.56)             1.53        2.07    1.42    0.96   (0.37)
                                ------            ------      ------  ------  ------  ------
Total from investment
 operations                      (0.40)             1.79        2.37    1.71    1.27   (0.09)
                                ------            ------      ------  ------  ------  ------
LESS DISTRIBUTIONS
From net investment
 income                          (0.18)            (0.27)      (0.30)  (0.27)  (0.33)  (0.35)
From tax basis return of
 capital                             0                 0           0       0       0   (0.02)
                                ------            ------      ------  ------  ------  ------
From net realized gains              0             (1.59)      (0.45)  (0.20)  (0.11)  (0.38)
Total distributions              (0.18)            (1.86)      (0.75)  (0.47)  (0.44)  (0.75)
                                ------            ------      ------  ------  ------  ------
NET ASSET VALUE END OF
 PERIOD                         $12.30            $12.88      $12.95  $11.33  $10.09  $ 9.26
                                ------            ------      ------  ------  ------  ------
TOTAL RETURN+                    (3.18%)           14.89%      21.95%  17.35%  14.20%  (1.16%)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (MILLIONS)                     $  529            $  580      $1,625  $1,481  $1,345  $1,390
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.72%++           1.35%++     1.70%   1.72%   1.77%   1.71%
 Total expenses,
  excluding indirectly
  paid expenses                   1.72%++           1.35%++     1.69%   1.71%    N/A     N/A
 Net investment income            2.37%++           2.66%++     2.50%   2.71%   3.33%   2.81%
PORTFOLIO TURNOVER RATE             39%               76%         89%     96%     88%     88%

+  Excluding sales charges.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
** For the nine-month period ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months Ended
                                           September 30, 1998   Period Ended
                                              (unaudited)     March 31, 1998*
-----------------------------------------------------------------------------
CLASS C SHARES
-----------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD              $12.88            $12.43
                                                 ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.14              0.05#
Net realized and unrealized gains or
 losses on securities, futures contracts
 and foreign currency related transactions        (0.54)             0.75
                                                 ------            ------
Total from investment operations                  (0.40)             0.80
                                                 ------            ------
LESS DISTRIBUTIONS
From net investment income                        (0.18)            (0.09)
From net realized gains                               0             (0.26)
                                                 ------            ------
Total distributions                               (0.18)            (0.35)
                                                 ------            ------
NET ASSET VALUE END OF PERIOD                    $12.30            $12.88
                                                 ------            ------
TOTAL RETURN+                                     (3.18%)            6.58%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)              $    1            $    1
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                    1.72%++           1.76%++
 Total expenses, excluding indirectly paid
  expenses                                         1.72%++           1.76%++
 Net investment income                             2.42%++           2.41%++
PORTFOLIO TURNOVER RATE                              39%               76%

                                            Six Months Ended
                                           September 30, 1998   Period Ended
                                              (unaudited)     March 31, 1998**
------------------------------------------------------------------------------
CLASS Y SHARES
------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD              $12.86            $12.01
                                                 ------            ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              0.22              0.08#
Net realized and unrealized gains or
 losses on securities, futures contracts
 and foreign currency related transactions        (0.56)             0.86
                                                 ------            ------
Total from investment operations                  (0.34)             0.94
                                                 ------            ------
LESS DISTRIBUTIONS
From net investment income                        (0.24)            (0.09)
                                                 ------            ------
Total distributions                               (0.24)            (0.09)
                                                 ------            ------
NET ASSET VALUE END OF PERIOD                    $12.28            $12.86
                                                 ------            ------
TOTAL RETURN                                      (2.71%)            7.79%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (MILLIONS)              $   34            $   39
RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                    0.72%++           0.75%++
 Total expenses, excluding indirectly paid
  expenses                                         0.72%++           0.75%++
 Net investment income                             3.37%++           3.47%++
PORTFOLIO TURNOVER RATE                              39%               76%

+  Excluding sales charges.
++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
** For the period from January 26, 1998 (commencement of class operations) to
   March 31, 1998.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**         1996         1995*
--------------------------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $20.44       $    16.00  $    16.13    $     15.12  $     12.24
                                ------       ----------  ----------    -----------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.23             0.44#       0.12           0.50         0.44
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            (1.29)            4.87       (0.13)          1.16         3.14
                                ------       ----------  ----------    -----------  -----------
Total from investment
 operations                      (1.06)            5.31       (0.01)          1.66         3.58
                                ------       ----------  ----------    -----------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.21)           (0.44)      (0.12)         (0.50)       (0.47)
From net realized gains              0            (0.43)          0          (0.15)       (0.23)
                                ------       ----------  ----------    -----------  -----------
Total distributions              (0.21)           (0.87)      (0.12)         (0.65)       (0.70)
                                ------       ----------  ----------    -----------  -----------
NET ASSET VALUE END OF
 PERIOD                         $19.17       $    20.44  $    16.00    $     16.13  $     15.12
                                ------       ----------  ----------    -----------  -----------
TOTAL RETURN+                    (5.23%)          33.88%      (0.20%)        11.30%       29.70%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (MILLIONS)                     $  340       $      350  $      220    $       206  $       107
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.28%++          1.28%       1.25%++        1.24%        1.33%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A         N/A            N/A         1.34%++
 Net investment income            2.25%++          2.39%       2.83%++        3.39%        3.73%++
PORTFOLIO TURNOVER RATE              4%               9%          2%            10%          28%

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**         1996         1995*
--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD            $20.34       $    15.94  $    16.07    $     15.07  $     12.24
                                ------       ----------  ----------    -----------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.15             0.30#       0.09           0.40         0.36
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions            (1.28)            4.84       (0.13)          1.15         3.09
                                ------       ----------  ----------    -----------  -----------
Total from investment
 operations                      (1.13)            5.14       (0.04)          1.55         3.45
                                ------       ----------  ----------    -----------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.13)           (0.31)      (0.09)         (0.40)       (0.39)
From net realized gains              0            (0.43)          0          (0.15)       (0.23)
                                ------       ----------  ----------    -----------  -----------
Total distributions              (0.13)           (0.74)      (0.09)         (0.55)       (0.62)
                                ------       ----------  ----------    -----------  -----------
NET ASSET VALUE END OF
 PERIOD                         $19.08       $    20.34  $    15.94    $     16.07  $     15.07
                                ------       ----------  ----------    -----------  -----------
TOTAL RETURN+                    (5.57%)          32.81%      (0.30%)        10.50%       28.70%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (MILLIONS)                     $1,213       $    1,124  $      606    $       570  $       296
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   2.03%++          2.04%       2.00%++        1.99%        2.07%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A         N/A            N/A          N/A
 Net investment income            1.50%++          1.63%       2.07%++        2.64%        2.99%++
PORTFOLIO TURNOVER RATE              4%               9%          2%            10%          28%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                            Six Months Ended  Year Ended March 31,      Year Ended December 31,
                           September 30, 1998 -----------------------   -----------------------
                              (unaudited)        1998       1997**         1996         1995*
---------------------------------------------------------------------------------------------------
 CLASS C SHARES
---------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD            $20.34       $    15.94  $    16.06    $     15.07  $     12.24
                                 ------       ----------  ----------    -----------  -----------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.15             0.30#       0.09           0.40         0.34
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (1.28)            4.84       (0.13)          1.14         3.09
                                 ------       ----------  ----------    -----------  -----------
 Total from investment
  operations                      (1.13)            5.14       (0.04)          1.54         3.43
                                 ------       ----------  ----------    -----------  -----------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.13)           (0.31)      (0.08)         (0.40)       (0.37)
 From net realized gains              0            (0.43)          0          (0.15)       (0.23)
                                 ------       ----------  ----------    -----------  -----------
 Total distributions              (0.13)           (0.74)      (0.08)         (0.55)       (0.60)
                                 ------       ----------  ----------    -----------  -----------
 NET ASSET VALUE END OF
  PERIOD                         $19.08       $    20.34  $    15.94    $     16.06  $     15.07
                                 ------       ----------  ----------    -----------  -----------
 TOTAL RETURN+                    (5.57%)          32.81%      (0.30%)        10.40%       28.50%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (MILLIONS)                     $   58       $       50  $       28    $        27  $        11
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.03%++          2.04%       2.00%++        1.99%        2.23%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A              N/A         N/A            N/A         2.37%++
 Net investment income             1.51%++          1.63%       2.07%++        2.64%        2.83%++
 PORTFOLIO TURNOVER RATE              4%               9%          2%            10%          28%

                            Six Months Ended  Year Ended March 31,        Year Ended December 31,
                           September 30, 1998 -----------------------   -------------------------------
                              (unaudited)        1998       1997**       1996    1995    1994     1993
--------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD            $20.45       $    16.02  $    16.14    $15.13  $12.27  $13.12   $11.98
                                 ------       ----------  ----------    ------  ------  ------   ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.24             0.49#       0.13      0.54    0.51    0.42     0.31
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (1.28)            4.86       (0.13)     1.16    3.07   (0.57)    1.55
                                 ------       ----------  ----------    ------  ------  ------   ------
 Total from investment
  operations                      (1.04)            5.35        0.00      1.70    3.58   (0.15)    1.86
                                 ------       ----------  ----------    ------  ------  ------   ------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.23)           (0.49)      (0.12)    (0.54)  (0.49)  (0.42)   (0.31)
 From net realized gains              0            (0.43)          0     (0.15)  (0.23)  (0.28)   (0.41)
                                 ------       ----------  ----------    ------  ------  ------   ------
 Total distributions              (0.23)           (0.92)      (0.12)    (0.69)  (0.72)  (0.70)   (0.72)
                                 ------       ----------  ----------    ------  ------  ------   ------
 NET ASSET VALUE END OF
  PERIOD                         $19.18       $    20.45  $    16.02    $16.14  $15.13  $12.27   $13.12
                                 ------       ----------  ----------    ------  ------  ------   ------
 TOTAL RETURN                     (5.12%)          34.12%       0.00%    11.50%  29.70%  (1.10%)  15.70%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (MILLIONS)                     $1,166       $    1,117  $      802    $  809  $  623  $  332   $  240
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.03%++          1.03%       1.00%++   0.99%   1.07%   1.14%    1.20%
 Net investment income             2.51%++          2.65%       3.07%++   3.64%   3.89%   3.51%    2.81%
 PORTFOLIO TURNOVER RATE              4%               9%          2%       10%     28%     33%      60%

+  Excluding sales charges.
++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# Net investment income is based on average shares outstanding during the period.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Six Months Ended  Year Ended March 31,      Year Ended December 31,
                          September 30, 1998 -----------------------   -----------------------
                             (unaudited)        1998       1997**          1996         1995*
---------------------------------------------------------------------------------------------------
CLASS A SHARES
---------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD           $ 16.36       $    13.57  $    13.50    $      12.20  $     10.44
                               -------       ----------  ----------    ------------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income             0.17             0.31        0.07            0.27         0.29
Net realized and
 unrealized gains or
 losses on securities            (1.26)            2.96        0.06#           1.59         2.24
                               -------       ----------  ----------    ------------  -----------
Total from investment
 operations                      (1.09)            3.27        0.13            1.86         2.53
                               -------       ----------  ----------    ------------  -----------
LESS DISTRIBUTIONS
From net investment
 income                          (0.17)           (0.30)      (0.06)          (0.28)       (0.31)
From net realized gains              0            (0.18)          0           (0.28)       (0.46)
                               -------       ----------  ----------    ------------  -----------
Total distributions              (0.17)           (0.48)      (0.06)          (0.56)       (0.77)
                               -------       ----------  ----------    ------------  -----------
NET ASSET VALUE END OF
 PERIOD                        $ 15.10       $    16.36  $    13.57    $      13.50  $     12.20
                               -------       ----------  ----------    ------------  -----------
TOTAL RETURN+                    (6.57%)          24.40%       1.00%          15.40%       24.80%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                   $82,897       $   69,879  $   15,039    $     11,166  $     2,702
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                   1.33%++          1.42%       1.38%++         1.52%        1.75%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                   N/A              N/A         N/A            1.76%        5.02%++
 Net investment income            2.30%++          2.21%       2.30%++         2.39%        2.79%++
PORTFOLIO TURNOVER RATE             37%              50%         29%             88%         110%

                           Six Months Ended  Year Ended March 31,     Year Ended December 31,
                          September 30, 1998 -----------------------  -----------------------
                             (unaudited)        1998      1997**          1996         1995*
--------------------------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD           $  16.33      $    13.56  $   13.49    $      12.19  $     10.31
                               --------      ----------  ---------    ------------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income              0.12            0.21       0.05            0.19         0.22
Net realized and
 unrealized gains or
 losses on securities             (1.25)           2.94       0.06#           1.59         2.37
                               --------      ----------  ---------    ------------  -----------
Total from investment
 operations                       (1.13)           3.15       0.11            1.78         2.59
                               --------      ----------  ---------    ------------  -----------
LESS DISTRIBUTIONS
From net investment
 income                           (0.12)          (0.20)     (0.04)          (0.20)       (0.25)
From net realized gains               0           (0.18)         0           (0.28)       (0.46)
                               --------      ----------  ---------    ------------  -----------
Total distributions               (0.12)          (0.38)     (0.04)          (0.48)       (0.71)
                               --------      ----------  ---------    ------------  -----------
NET ASSET VALUE END OF
 PERIOD                        $  15.08      $    16.33  $   13.56    $      13.49  $     12.19
                               --------      ----------  ---------    ------------  -----------
TOTAL RETURN+                     (6.96%)         23.44%      0.08%          14.70%       25.60%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD
 (THOUSANDS)                   $226,682      $  185,042  $  38,838    $     28,007  $     6,559
RATIOS TO AVERAGE NET
 ASSETS:
 Total expenses                    2.08%++         2.18%      2.14%++         2.27%        2.50%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A             N/A        N/A            2.51%        3.65%++
 Net investment income             1.55%++         1.46%      1.55%++         1.64%        2.03%++
PORTFOLIO TURNOVER RATE              37%             50%        29%              2%         110%

+  Excluding sales charges.
++ Annualized.
* For the period from January 17, 1995 and January 6, 1995 (commencement of class A and class B operations, respectively) to December 31, 1995.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.



                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                            Six Months Ended  Year Ended March 31,     Year Ended December 31,
                           September 30, 1998 -----------------------  -----------------------
                              (unaudited)        1998      1997**         1996         1995*
--------------------------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD           $ 16.30       $    13.53  $   13.47    $     12.19  $     10.69
                                -------       ----------  ---------    -----------  -----------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.12             0.21       0.06           0.18         0.22
 Net realized and
  unrealized gains or
  losses on securities            (1.25)            2.94       0.05#          1.58         1.99
                                -------       ----------  ---------    -----------  -----------
 Total from investment
  operations                      (1.13)            3.15       0.11           1.76         2.21
                                -------       ----------  ---------    -----------  -----------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.12)           (0.20)     (0.05)         (0.20)       (0.25)
 From net realized gains              0            (0.18)         0          (0.28)       (0.46)
                                -------       ----------  ---------    -----------  -----------
 Total distributions              (0.12)           (0.38)     (0.05)         (0.48)       (0.71)
                                -------       ----------  ---------    -----------  -----------
 NET ASSET VALUE END OF
  PERIOD                        $ 15.05       $    16.30  $   13.53    $     13.47  $     12.19
                                -------       ----------  ---------    -----------  -----------
 TOTAL RETURN+                    (6.97%)          23.49%      0.08%         14.50%       21.20%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (THOUSANDS)                   $39,082       $   27,699  $   5,086    $     4,108  $       496
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.08%++          2.18%      2.13%++        2.25%        2.50%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A              N/A        N/A           2.48%       18.91%++
 Net investment income             1.56%++          1.46%      1.55%++        1.64%        2.07%++
 PORTFOLIO TURNOVER RATE             37%              50%        29%            88%         110%

                            Six Months Ended  Year Ended March 31,         Year Ended December 31,
                           September 30, 1998 -----------------------   ---------------------------------
                              (unaudited)        1998       1997**       1996     1995     1994    1993*
------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE
  BEGINNING OF PERIOD           $ 16.39       $    13.61  $    13.54    $ 12.22  $ 10.27  $ 10.31  $10.00
                                -------       ----------  ----------    -------  -------  -------  ------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income             0.19             0.37        0.09       0.34     0.35     0.27    0.05
 Net realized and
  unrealized gains or
  losses on securities            (1.25)            2.95        0.05 #     1.56     2.39     0.08    0.31
                                -------       ----------  ----------    -------  -------  -------  ------
 Total from investment
  operations                      (1.06)            3.32        0.14       1.90     2.74     0.35    0.36
                                -------       ----------  ----------    -------  -------  -------  ------
 LESS DISTRIBUTIONS
 From net investment
  income                          (0.19)           (0.36)      (0.07)     (0.30)   (0.33)   (0.27)  (0.05)
 From net realized gains              0            (0.18)          0      (0.28)   (0.46)   (0.12)      0
                                -------       ----------  ----------    -------  -------  -------  ------
 Total distributions              (0.19)           (0.54)      (0.07)     (0.58)   (0.79)   (0.39)  (0.05)
                                -------       ----------  ----------    -------  -------  -------  ------
 NET ASSET VALUE END OF
  PERIOD                        $ 15.14       $    16.39  $    13.61    $ 13.54  $ 12.22  $ 10.27  $10.31
                                -------       ----------  ----------    -------  -------  -------  ------
 TOTAL RETURN                     (6.49%)          24.73%       1.00%     15.80%   27.30%    3.40%   3.50%
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF PERIOD
  (THOUSANDS)                   $21,939       $   19,881  $   15,311    $15,002  $13,485  $10,575  $5,424
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.08%++          1.15%       1.13%++    1.30%    1.50%    1.49%   0.00%++
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                    N/A              N/A         N/A       1.56%    2.23%    2.41%   3.10%++
 Net investment income             2.54%++          2.48%       2.54%++    2.63%    3.06%    2.87%   3.65%
 PORTFOLIO TURNOVER RATE             37%              50%         29%        88%     110%     245%     60%

+  Excluding sales charges.
++ Annualized.
* For the period from March 3, 1995 (commencement of class C operations) to December 31, 1995 and November 2, 1993 (commencement of class Y operations) to December 31, 1993.
** For the three-month period ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
# The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.

                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 42.5%

            AUTOMOTIVE EQUIPMENT &
             MANUFACTURING - 1.7%
     29,000 Arvin Industries, Inc. ..............................   $  1,080,250
     30,000 Dana Corp. ..........................................      1,119,375
    150,100 Simpson Industries, Inc. ............................      1,510,381
                                                                    ------------
                                                                       3,710,006
                                                                    ------------
            BANKS - 5.6%
     32,312 Banc One Corp. ......................................      1,377,299
     40,000 BancorpSouth, Inc. ..................................        720,000
     40,000 Bank of New York Co., Inc. ..........................      1,095,000
     32,000 Cape Cod Bank & Trust Co. ...........................        552,000
     19,500 Comerica, Inc. ......................................      1,068,844
     25,050 Crestar Financial Corp. .............................      1,421,587
     47,761 First State Bancorp..................................        904,474
      8,000 First Union Corp.**..................................        409,500
     15,000 Fleet Financial Group, Inc. .........................      1,101,562
     53,000 Hibernia Corp. Cl. A.................................        765,188
     60,000 Norwest Corp. .......................................      2,148,750
     36,000 Susquehanna Bancshares, Inc. ........................        679,500
                                                                    ------------
                                                                      12,243,704
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 0.7%
     10,000 Armstrong World Industries, Inc. ....................        535,000
     22,530 Southdown, Inc. .....................................      1,013,850
                                                                    ------------
                                                                       1,548,850
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.2%
     15,000 Dun & Bradstreet Corp................................        405,000
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.1%
      5,500 * AirTouch Communications, Inc. .....................        313,500
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.8%
     50,000 CPI Corp. ...........................................      1,184,375
     11,000 International Flavors & Fragrances, Inc. ............        363,000
     50,000 Lancaster Colony Corp. ..............................      1,537,500
    110,000 Stride Rite Corp. ...................................        900,625
                                                                    ------------
                                                                       3,985,500
                                                                    ------------
            DIVERSIFIED COMPANIES - 1.5%
     10,000 Harris Corp. ........................................        320,000
     30,000 Ruddick Corp. .......................................        510,000
     30,000 Tenneco, Inc. .......................................        986,250
     80,000 Tomkins Plc, ADR.....................................      1,510,000
                                                                    ------------
                                                                       3,326,250
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.6%
     35,000 AMP, Inc. ...........................................      1,251,250
     12,000 Emerson Electric Co. ................................        747,000
     56,656 Hubbell, Inc. Cl. B..................................      2,011,288
     43,000 Thomas & Betts Corp. ................................      1,636,687
                                                                    ------------
                                                                       5,646,225
                                                                    ------------
            FINANCE & INSURANCE - 3.1%
     36,363 Equitable Companies, Inc. ...........................      1,504,519
     20,000 Hartford Financial Services Group, Inc. .............        948,750
     20,000 LaSalle Re Holdings Ltd. ............................        532,500
     15,000 Lincoln National Corp. ..............................      1,233,750
     15,000 Ohio Casualty Corp. .................................        581,250
      6,000 Transamerica Corp. ..................................        636,000
     46,184 Trenwick Group, Inc. ................................      1,345,109
                                                                    ------------
                                                                       6,781,878
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 1.8%
     70,900 Flowers Industries, Inc. ............................      1,546,506
     18,000 H.J. Heinz Co. ......................................        920,250
     50,000 Lance, Inc. .........................................        987,500
     28,000 Tasty Baking Corp. ..................................        413,000
                                                                    ------------
                                                                       3,867,256
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 2.6%
     30,000 Baxter International, Inc. ..........................      1,785,000
     14,000 Bristol-Myers Squibb Co. ............................      1,454,250
     30,100 Shared Medical System Corp. .........................      1,600,944
     30,000 West Co., Inc. ......................................        862,500
                                                                    ------------
                                                                       5,702,694
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.6%
     10,000 Bemis Co., Inc. .....................................        350,625
     45,000 Carpenter Technology Corp. ..........................      1,645,313
     48,776 Flowserve Corp. .....................................        987,714
     42,000 Lindberg Corp. ......................................        530,250
                                                                    ------------
                                                                       3,513,902
                                                                    ------------
            MACHINERY - DIVERSIFIED - 0.8%
     82,650 Hardinge, Inc. ......................................      1,818,300
                                                                    ------------
            OIL/ENERGY - 3.4%
     16,000 Amoco Corp. .........................................        862,000
      8,000 Atlantic Richfield Co. ..............................        567,500
     34,500 Berry Petroleum Co. Cl. A............................        444,188
     15,000 Consolidated Natural Gas Co. ........................        817,500
     15,400 Exxon Corp. .........................................      1,080,887
      3,000 Kerr-McGee Corp. ....................................        136,500
     10,000 Mobil Corp. .........................................        759,375
     21,550 * Seitel, Inc. ......................................        233,009
     12,000 Texaco, Inc. ........................................        752,250
     60,000 Williams Companies, Inc. ............................      1,725,000
                                                                    ------------
                                                                       7,378,209
                                                                    ------------
            OIL FIELD SERVICES - 0.5%
     40,000 Lufkin Industries, Inc. .............................      1,040,000
                                                                    ------------
            PAPER & PACKAGING - 0.1%
      5,896 * Sealed Air Corp. ..................................        187,935
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.2%
      5,800 Time Warner, Inc. ...................................        507,863
                                                                    ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

            RETAILING & WHOLESALE - 1.4%
     33,000 J. C. Penney Co., Inc. .............................   $  1,482,937
     70,260 *Saks, Inc. ........................................      1,576,459
                                                                   ------------
                                                                      3,059,396
                                                                   ------------
            TEXTILE & APPAREL - 0.1%
     10,000 Oxford Industries, Inc. ............................        307,500
                                                                   ------------
            THRIFT INSTITUTIONS - 1.6%
     45,000 First Palm Beach Bancorp, Inc. .....................      1,575,000
     18,100 Horizon Financial Corp. ............................        244,350
     50,400 Maryland Federal Bancorp, Inc. .....................      1,814,400
                                                                   ------------
                                                                      3,633,750
                                                                   ------------
            TRANSPORTATION - 0.5%
     27,000 Union Pacific Corp. ................................      1,150,875
                                                                   ------------
            UTILITIES - ELECTRIC - 6.6%
     80,000 Houston Industries, Inc. ...........................      2,490,000
     31,220 Interstate Energy Corp. ............................      1,000,991
     37,000 PP&L Resources, Inc. ...............................        957,375
     53,000 *Public Service Enterprise Group, Inc. .............      2,083,563
     85,000 Puget Sound Energy, Inc. ...........................      2,358,750
     93,000 Sempra Energy.......................................      2,423,812
     22,000 Southern Co. .......................................        647,625
     35,000 TNP Enterprises, Inc. ..............................      1,222,813
     40,000 Wisconsin Energy Corp. .............................      1,262,500
                                                                   ------------
                                                                     14,447,429
                                                                   ------------
            UTILITIES - GAS - 2.6%
     94,000 *Marketspan Corp. ..................................      2,696,625
     39,250 Northwest Natural Gas Co. ..........................      1,085,508
     55,000 Peoples Energy Corp. ...............................      1,980,000
                                                                   ------------
                                                                      5,762,133
                                                                   ------------
            UTILITIES - TELEPHONE - 1.4%
     35,000 Frontier Corp. .....................................        958,125
     40,000 U.S. West, Inc. ....................................      2,097,500
                                                                   ------------
                                                                      3,055,625
                                                                   ------------
            Total Common Stocks
            (cost $79,204,170)..................................     93,393,780
                                                                   ------------
 CONVERTIBLE PREFERRED - 16.4%
            BANKS - 1.3%
     50,000 National Australia Bank, Ltd.
            7.875%, Series Unit.................................      1,331,250
     58,000 WBK Trust
            10.0%, STRYPES (exchangeable for Westpac Banking
            Corp. Common Stock).................................      1,602,250
                                                                   ------------
                                                                      2,933,500
                                                                   ------------
            COMMUNICATION SYSTEMS & SERVICES - 1.0%
     30,000 AirTouch Communications, Inc.
            6.00%, Series B.....................................      1,410,000
     10,000 CBS Radio Inc.
             7.00%, 12/31/49, 144A..............................        797,500
                                                                   ------------
                                                                      2,207,500
                                                                   ------------
            DIVERSIFIED COMPANIES - 0.8%
     80,000 Ingersoll Rand Co.
             6.75%, PRIDES......................................      1,680,000
                                                                   ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 0.7%
     50,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      1,625,000
                                                                   ------------
            FINANCE & INSURANCE - 2.4%
     20,000 American General Corp. $3.00, Series A, MIPS........      1,640,000
     13,000 American Heritage Life Investment Corp.
             8.50%, PRIDES......................................        819,000
     20,000 Frontier Financing Trust 6.25%, TOPRS, 144A.........        855,000
     11,000 Frontier Financing Trust 6.25%, TOPRS...............        470,250
      4,000 Life Re Corp.
             6.00%..............................................        297,000
    125,000 Philadelphia Consolidated
             Holdings, Inc. PRIDES..............................      1,218,750
                                                                   ------------
                                                                      5,300,000
                                                                   ------------
            FOOD & BEVERAGE PRODUCTS - 1.4%
     25,000 Ralston Purina Co.
             7.00%, SAILS (exchangeable for Interstate Bakeries
             common stock)......................................      1,525,000
     30,000 Wendys Financing I
             5.00%, Series A, TECONS............................      1,573,125
                                                                   ------------
                                                                      3,098,125
                                                                   ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 0.9%
     50,000 Owens & Minor Trust I
             TECONS, 144A.......................................      1,900,000
                                                                   ------------
            LEISURE & TOURISM - 0.7%
     50,000 *Lodgian Capital Trust I 7.00%, 144A................      1,512,500
                                                                   ------------
            METAL PRODUCTS & SERVICES - 0.7%
     20,000 Timet Capital Trust I
             6.625%, BUCS, 144A.................................        725,000
     20,000 Timet Capital Trust I
             6.625%, 11/01/26...................................        725,000
                                                                   ------------
                                                                      1,450,000
                                                                   ------------
            OIL/ENERGY - 0.3%
     20,000 Callon Petroleum Co.
             8.50%, Series A....................................        590,000
                                                                   ------------
            OIL FIELD SERVICES - 0.6%
     40,000 EVI, Inc.
             5.00%, 144A........................................      1,280,000
                                                                   ------------
            PAPER & PACKAGING - 0.4%
     30,000 Crown Cork & Seal Co., Inc.
             4.50%, MIPS........................................        785,625
      5,225 *Sealed Air Corp.
              $2.00, Series A...................................        188,753
                                                                   ------------
                                                                        974,378
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED - CONTINUED

            PUBLISHING, BROADCASTING & ENTERTAINMENT - 1.6%
     22,000 Houston Industries, Inc.
             7.00%, ACES (exchangeable for Time Warner, Inc.
             common stock).......................................   $  1,678,875
     20,000 Merrill Lynch & Co., Inc.
             6.00%, STRYPES due 6/1/99 (exchangeable for Cox
             Communications, Inc. common stock)..................        897,500
     10,000 TCI Communications, Inc.
             $2.125, Series A....................................        842,500
                                                                    ------------
                                                                       3,418,875
                                                                    ------------
            RETAILING & WHOLESALE - 1.3%
      7,500 CVS Automatic Common Exchange Security TRACES........        611,250
     65,000 Merrill Lynch & Co., Inc. (exchangeable for
             Dollar General Corp. common stock)
             8.50% STRYPES.......................................      2,340,000
                                                                    ------------
                                                                       2,951,250
                                                                    ------------
            TRANSPORTATION - 0.8%
     20,000 CNF Trust I
             5.00%, Ser. A, TECONS (exchangeable for CNF
             Transportation, Inc. common stock)..................        960,000
     20,000 Union Pacific Capital Trust
             6.25%, TIDES, 144A..................................        890,000
                                                                    ------------
                                                                       1,850,000
                                                                    ------------
            UTILITIES - ELECTRIC - 1.5%
     45,000 *BNDES Participacoes S.A. DECS.......................      1,057,500
     40,000 Texas Utilities Co.
             9.25%, PRIDES.......................................      2,250,000
                                                                    ------------
                                                                       3,307,500
                                                                    ------------
            Total Convertible Preferred
             (cost $39,357,753)..................................     36,078,628
                                                                    ------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 6.5%

            BUILDING, CONSTRUCTION & FURNISHINGS - 0.9%
 $1,500,000 Eagle Hardware & Garden, Inc. 6.25%, 3/15/01.........   $  1,912,500
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.5%
    250,000 * Interim Services, Inc.
              4.50%, 6/1/05......................................        217,500
  1,000,000 Quantum Corp.
             7.00%, 8/1/04.......................................        906,250
                                                                    ------------
                                                                       1,123,750
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 0.7%
  2,000,000 Action Performance Companies, Inc. 4.75%,
             4/1/05, 144A........................................      1,572,600
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.3%
 $  600,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.......................................        575,250
                                                                    ------------
            LEISURE & TOURISM - 1.1%
  2,500,000 Family Golf Centers, Inc.
             5.75%, 10/15/04, 144A...............................      2,331,250
                                                                    ------------
            OIL FIELD SERVICES - 2.2%
  1,000,000 Diamond Offshore Drilling, Inc. 3.75%, 2/15/07.......        935,000
    500,000 Key Energy Group, Inc.
             7.00%, 7/1/03, 144A.................................        552,500
  2,000,000 Nabors Industries, Inc.
             5.00%, 5/15/06......................................      2,070,000
            Offshore Logistics, Inc.
  1,000,000 6.00%, 12/15/03, 144A................................        891,250
    500,000 6.00%, 12/15/03......................................        445,625
                                                                    ------------
                                                                       4,894,375
                                                                    ------------
            RETAILING & WHOLESALE - 0.8%
            Central Garden & Pet Co.
    500,000 6.00%, 11/15/03, 144A................................        437,500
  1,600,000 6.00%, 11/15/03......................................      1,400,000
                                                                    ------------
                                                                       1,837,500
                                                                    ------------
            Total Convertible Debentures
             (cost $16,425,614)..................................     14,247,225
                                                                    ------------
 CORPORATE BONDS - 1.4%
            BANKS - 0.5%
  1,000,000 NationsBank Corp.
             6.50%, 8/15/03......................................      1,041,516
                                                                    ------------
            FINANCE & INSURANCE - 0.5%
  1,000,000 American General Finance Corp. 7.125%, 12/1/99.......      1,019,728
                                                                    ------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 0.4%
  1,000,000 GTE Southwest, Inc.
             5.82%, 12/1/99, Ser. A..............................      1,007,871
                                                                    ------------
            Total Corporate Bonds
             (cost $3,010,992)...................................      3,069,115
                                                                    ------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 31.0%
            GOVERNMENT AGENCY NOTES & BONDS - 30.2%
  1,000,000 Federal Farm Credit Bank
             6.70%, 8/6/04.......................................      1,015,775
            Federal Home Loan Bank
  2,000,000 5.375%, 10/6/03......................................      2,014,084
  2,000,000 5.65%, 12/29/00......................................      2,042,532
  1,000,000 6.195%, 2/5/03.......................................      1,000,952
  2,000,000 6.532%, 12/28/07.....................................      2,077,658
  2,000,000 6.565%, 8/6/02.......................................      2,030,308
  2,000,000 6.585%, 10/15/02.....................................      2,002,516
  2,000,000 7.00% , 7/14/05......................................      2,079,474

--------------------------------------------------------------------------------
                                  EVERGREEN
                           American Retirement Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED

            GOVERNMENT AGENCY NOTES & BONDS - CONTINUED
            Federal Home Loan Mortgage Corp.
 $2,000,000 6.54%, 12/10/07......................................   $  2,123,004
  2,000,000 6.542%, 3/19/08......................................      2,078,204
  1,000,000 6.91%, 6/20/05.......................................      1,036,702
  2,000,000 7.585%, 9/19/06......................................      2,151,780
  2,000,000 7.865%, 8/8/11.......................................      2,172,222
            Federal National Mortgage Association
  5,000,000 5.65%, 2/22/28.......................................      4,974,030
  3,000,000 5.90%, 6/18/01.......................................      3,025,593
  1,850,000 6.00%, 1/14/05.......................................      1,921,673
  2,215,000 6.10%, 1/26/05.......................................      2,284,845
  3,000,000 6.16%, 1/23/08.......................................      3,145,548
  2,000,000 6.24%, 1/14/08.......................................      2,100,792
  3,000,000 6.32%, 3/3/08........................................      3,169,917
  1,000,000 6.41%, 3/8/06........................................      1,089,704
  5,000,000 6.42%, 2/12/08.......................................      5,195,630
  1,000,000 6.45%, 1/28/05.......................................      1,005,510
  2,000,000 6.46%, 1/1/08........................................      2,121,630
  4,000,000 6.52%, 3/5/08........................................      4,162,280
  2,000,000 6.54%, 4/1/05........................................      2,017,088
  2,000,000 6.68%, 12/28/01......................................      2,000,212
  3,000,000 7.28%, 5/23/07.......................................      3,231,846
  1,000,000 Student Loan Marketing Association
             5.90%, 2/20/01......................................      1,004,282
                                                                    ------------
                                                                      66,275,791
                                                                    ------------
            TREASURY NOTES & BONDS - 0.8%
  1,500,000 U.S. Treasury Bonds
             7.125%, 2/15/23.....................................      1,895,157
                                                                    ------------
            Total U.S. Government & Agency Obligations
             (cost $65,242,641)..................................     68,170,948
                                                                    ------------

 SHORT-TERM INVESTMENTS - 2.7%

            COMMERCIAL PAPER - 0.9%
 $  220,000 BMW U.S. Capital Corp.
             5.52%, 10/9/98......................................        219,730
  1,250,000 Peg Managers Acceptance Corp.
             5.55%, 10/27/98.....................................      1,244,990
    400,000 Twin Towers, Inc.
             5.55%, 10/6/98......................................        399,692
                                                                    ------------
                                                                       1,864,412
                                                                    ------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.8%
  3,000,000 Federal Home Loan Bank Discount Notes
             5.12%, 10/30/98.....................................      2,987,627
  1,000,000 Federal National Mortgage Association Discount
             Notes 5.20%, 10/7/98................................        999,133
                                                                    ------------
                                                                       3,986,760
                                                                    ------------
            Total Short-Term Investments
             (cost $5,851,172)...................................      5,851,172
                                                                    ------------
            TOTAL INVESTMENTS -
             (COST $209,092,342)..........................   100.5%  220,810,868
            OTHER ASSETS AND
             LIABILITIES - NET............................    (0.5)  (1,126,916)
                                                             -----  ------------
            NET ASSETS....................................   100.0% $219,683,952
                                                             =====  ============


*    Non-income producing securities.
** At September 30, 1998, the Fund owned 8,000 shares of common stock of First Union Corp. at a cost of $106,108. During the six months ended September 30, 1998, the Fund earned $6,320 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144Aof the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipt
BUCSBeneficial Unsecured Convertible Securities
DECSDividend Enhanced Convertible Stock
MIPSMonthly Income Preferred Shares
PRIDESPreferred Redeemable Increased Dividend Equity Securities
SAILSStock Appreciation Income Linked Securities
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares
TIDESTerm Income Deferrable Equity Securities
TOPRSTrust Originated Preferred Securities
TRACESTrust Automatic Common Exchangeable Securities


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 49.3%

             ADVERTISING & RELATED
              SERVICES - 0.3%
      93,600 Gannett Co., Inc. ................................   $    5,013,450
                                                                  --------------
             AEROSPACE & DEFENSE - 0.9%
      80,000 Lockheed Martin Corp. ............................        8,065,000
     102,200 United Technologies Corp. ........................        7,811,913
                                                                  --------------
                                                                      15,876,913
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.8%
     100,000 Chrysler Corp. ...................................        4,787,500
     153,700 Ford Motor Co. ...................................        7,214,294
      25,000 General Motors Corp. .............................        1,367,187
                                                                  --------------
                                                                      13,368,981
                                                                  --------------
             BANKS - 1.5%
     200,020 BankAmerica Corp. ................................       12,026,202
     131,864 Chase Manhattan Corp. ............................        5,703,118
     100,000 Fleet Financial Group, Inc. ......................        7,343,750
                                                                  --------------
                                                                      25,073,070
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 0.7%
      60,000 Automatic Data Processing, Inc. ..................        4,485,000
      75,000 Xerox Corp. ......................................        6,356,250
                                                                  --------------
                                                                      10,841,250
                                                                  --------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 3.2%
     150,000 Du Pont (E. I.) De Nemours & Co. .................        8,418,750
     400,000 Monsanto Co. .....................................       22,550,000
     300,000 Morton International, Inc. .......................        6,562,500
     136,000 PPG Industries, Inc. .............................        7,420,500
     351,300 Rohm & Haas Co. ..................................        9,770,531
                                                                  --------------
                                                                      54,722,281
                                                                  --------------
             COMMUNICATION SYSTEMS & SERVICES - 1.2%
     150,000 *Cisco Systems, Inc. .............................        9,276,563
     240,000 *MCI WorldCom, Inc. ..............................       11,737,500
                                                                  --------------
                                                                      21,014,063
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 0.3%
      70,000 Procter & Gamble Co. .............................        4,965,625
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.9%
     213,600 AlliedSignal, Inc. ...............................        7,556,100
      35,000 *Owens Illinois, Inc. ............................          875,000
     121,400 Tyco International Ltd. ..........................        6,707,350
                                                                  --------------
                                                                      15,138,450
                                                                  --------------
             ELECTRICAL EQUIPMENT & SERVICES - 2.3%
     158,000 Emerson Electric Co. .............................        9,835,500
     325,000 General Electric Co. .............................       25,857,812
      59,600 *Solectron Corp. .................................        2,860,800
                                                                  --------------
                                                                      38,554,112
                                                                  --------------
             FINANCE & INSURANCE - 3.4%
     166,984 Allstate Corp. ...................................        6,961,146
     125,000 American International Group, Inc. ...............        9,625,000
      99,353 Associates First Capital Corp. Cl. A..............        6,482,783
     150,000 Federal Home Loan Mortgage Corp. .................        7,415,625
     120,000 Federal National Mortgage Association.............        7,710,000
     100,000 Lincoln National Corp. ...........................        8,225,000
     120,000 Nationwide Financial Services, Inc. Cl. A.........        5,452,500
     150,000 Travelers Group, Inc. ............................        5,625,000
                                                                  --------------
                                                                      57,497,054
                                                                  --------------
             FOOD & BEVERAGE
              PRODUCTS - 2.8%
      93,600 Bestfoods.........................................        4,533,750
     116,600 Coca Cola Co. ....................................        6,719,075
     200,000 Flowers Industries, Inc. .........................        4,362,500
      79,200 H.J. Heinz Co. ...................................        4,049,100
     261,500 Philip Morris Companies, Inc. ....................       12,045,344
     175,000 *Safeway, Inc. ...................................        8,115,625
     141,800 Sara Lee Corp. ...................................        7,657,200
                                                                  --------------
                                                                      47,482,594
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 10.8%
     325,000 American Home Products Corp. .....................       17,021,875
     194,900 Bristol-Myers Squibb Co. .........................       20,245,237
     350,000 *Health Management Associates, Inc. Cl. A.........        6,387,500
     370,000 Johnson & Johnson.................................       28,952,500
     209,100 Medtronic, Inc. ..................................       12,101,663
     213,000 Merck & Co., Inc. ................................       27,596,812
     150,000 Pfizer, Inc. .....................................       15,890,625
     150,000 Pharmacia & Upjohn, Inc. .........................        7,528,125
     204,800 Schering-Plough Corp. ............................       21,209,600
     180,000 * Tenet Healthcare Corp. .........................        5,175,000
      37,200 * Universal Health Services, Inc. Cl. B...........        1,553,100
     252,000 Warner-Lambert Co. ...............................       19,026,000
                                                                  --------------
                                                                     182,688,037
                                                                  --------------
             INFORMATION SERVICES & TECHNOLOGY - 3.3%
     120,000 * American Power Conversion Corp. ................        4,518,750
      90,000 * BMC Software, Inc. .............................        5,402,813
     240,000 * EMC Corp. ......................................       13,725,000
     100,000 International Business Machines Corp. ............       12,800,000
      77,200 * Microsoft Corp. ................................        8,499,237
     233,800 * Sun Microsystems, Inc. .........................       11,653,469
                                                                  --------------
                                                                      56,599,269
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

             OIL/ENERGY - 7.2%
     188,200 Amoco Corp. ......................................   $   10,139,275
     191,500 Anadarko Petroleum Corp. .........................        7,528,344
     251,500 Atlantic Richfield Co. ...........................       17,840,781
     130,600 Chevron Corp. ....................................       10,978,562
     197,900 Exxon Corp. ......................................       13,890,106
     276,900 Mobil Corp. ......................................       21,027,094
     110,400 Royal Dutch Petroleum Co. ........................        5,257,800
     393,200 Texaco, Inc. .....................................       24,648,725
     294,400 Unocal Corp. .....................................       10,672,000
                                                                  --------------
                                                                     121,982,687
                                                                  --------------
             OIL FIELD SERVICES - 0.2%
      90,400 Halliburton Co. ..................................        2,582,050
      24,800 Schlumberger Ltd. ................................        1,247,750
                                                                  --------------
                                                                       3,829,800
                                                                  --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.5%
     370,000 CBS Corp. ........................................        8,972,500
                                                                  --------------
             REAL ESTATE - 1.4%
     175,000 Boston Properties, Inc. REIT......................        4,987,500
     475,000 Equity Office Properties
              Trust REIT.......................................       11,637,500
      70,000 First Industrial Realty Trust,
              Inc. REIT........................................        1,785,000
     100,000 Spieker Properties, Inc. REIT.....................        3,675,000
      50,000 TriNet Corporate Realty Trust,
              Inc. REIT........................................        1,631,250
                                                                  --------------
                                                                      23,716,250
                                                                  --------------
             RETAILING & WHOLESALE - 0.8%
     325,000 CVS Corp. ........................................       14,239,063
                                                                  --------------
             UTILITIES - ELECTRIC - 3.3%
      87,300 Cinergy Corp. ....................................        3,339,225
     199,000 Consolidated Edison, Inc. ........................       10,372,875
     295,000 Dominion Resources, Inc. .........................       13,164,375
     250,000 Duke Power Co. ...................................       16,546,875
     100,000 Florida Progress Corp. ...........................        4,331,250
     150,000 Houston Industries, Inc. .........................        4,668,750
      90,000 Texas Utilities Co. ..............................        4,190,625
                                                                  --------------
                                                                      56,613,975
                                                                  --------------
             UTILITIES - TELEPHONE - 3.5%
     383,000 Ameritech Corp. ..................................       18,144,625
     164,000 AT&T Corp. .......................................        9,583,750
     116,202 Bell Atlantic Corp. ..............................        5,628,534
     112,000 GTE Corp. ........................................        6,160,000
      75,480 Sprint Corp.  ....................................        5,434,560
     285,000 U.S. West, Inc.  .................................       14,944,688
                                                                  --------------
                                                                      59,896,157
                                                                  --------------
             Total Common Stocks
              (cost $536,741,997)..............................      838,085,581
                                                                  --------------

 CONVERTIBLE PREFERRED - 1.6%

             CONSUMER PRODUCTS &
              SERVICES - 0.5%
     150,000 Newell Financial Trust I
              5.25%, 144A......................................   $    8,400,000
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.1%
      40,000 Owens Illinois, Inc.
              4.75%............................................        1,430,000
                                                                  --------------
             FINANCE & INSURANCE - 0.4%
      63,500 Conseco, Inc.
              7.00%, PRIDES....................................        6,858,000
                                                                  --------------
             RETAILING & WHOLESALE - 0.6%
     200,000 Kmart Financing I
              7.75%............................................       10,000,000
                                                                  --------------
             Total Convertible Preferred
              (cost $24,276,192)...............................       26,688,000
                                                                  --------------

--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 1.1%

             HEALTHCARE PRODUCTS &
              SERVICES - 0.4%
 $10,000,000 HEALTHSOUTH Corp.
              3.25%, 4/1/03, 144A..............................        7,625,000
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES - 0.1%
   1,100,000 Textron, Inc.
              10.01%, 2/1/00...................................        1,161,732
                                                                  --------------
             RETAILING & WHOLESALE - 0.6%
   5,250,000 Staples, Inc.
              4.50%, 10/1/00, 144A.............................        9,843,750
                                                                  --------------
             Total Convertible Debentures
              (cost $16,434,975)...............................       18,630,482
                                                                  --------------
 ASSET-BACKED SECURITIES - 6.1%
   5,500,000 Americredit Automobile
              Receivable, Series 1997-C,
              Class A3,
              6.30%, 7/5/03....................................        5,650,178
   1,176,139 Americredit Automobile Recreation
              Trust, 1997 B Class A2
              6.36%, 9/12/00...................................        1,183,143
  12,500,000 Carco Auto Loan Master Trust,
              Series 1997-1, Class A,
              6.69%, 8/15/04...................................       12,775,375
   2,500,000 CNL Funding 98 1 Lp, Series 1998 Franchise
              Loan Trust Certificate
              6.60%, 4/18/11...................................        2,648,438
   2,750,000 Contimortgage Home Equity Loan, Series 1997-
              4, Class A7 6.63%, 9/15/16.......................        2,852,245
   4,000,000 Contimortgage Home Equity Loan
              Trust, Series 1998-1, Class A6,
              6.58%, 12/15/18..................................        4,104,840
   6,150,000 Corestates Home Equity Loan, Series 1996-1,
              Class A4, 7.00%, 6/15/12.........................        6,554,670

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - CONTINUED

 $ 1,500,000 First USA Credit Card Master Trust, Series 96
              6 Class A 5.765%, 10/10/98.......................   $    1,498,125
             Green Tree Financial Corp.
   5,695,011 Series 1993-4, Class A3, 6.25%, 1/15/19...........        5,716,367
   6,000,000 Series 1997-3, Class A5, 7.14%, 7/15/28...........        6,275,580
             Merrill Lynch Mortgage Investors, Inc.
   3,320,136 Series 1992-D, Class B,
              8.50%, 6/15/17...................................        3,665,895
   5,000,000 Series 1991-D, Class B,
              9.85%, 7/15/11...................................        5,098,400
     415,460 Money Store Auto Trust, 1997 2 Class A1
              6.17%, 3/20/01**.................................          417,699
   8,000,000 Olympic Automobile Receivables Trust, Series
              1997-A, Class A5 6.80%, 2/15/05..................        8,262,960
  10,000,000 Premier Auto Trust, Series 1997 2, Class B,
              6.53%, 12/6/03...................................       10,275,000
   7,500,000 Southern Pacific Secured Assets Corp., Series
              1996-3, Class A4 7.60%, 10/25/27.................        8,126,043
     525,815 Union Acceptance Corp., Series 1995-C, Class
              A,
              6.40%, 10/10/02..................................          527,618
     745,000 University Support Services, Inc., Series
              1992-D, 9.00%, 10/7/98...........................          742,672
   8,900,000 WFS Financial Owner Trust, Series 1997-C,
              Class CTFS 6.30%, 3/20/05........................        9,027,937
   7,632,267 World Omni Automobile Lease, Series 1997-A,
              Class A4, 6.90%, 6/25/03.........................        7,861,235
                                                                  --------------
                                                                     103,264,420
                                                                  --------------
             Total Asset-Backed Securities
              (cost $99,551,379)...............................      103,264,420
                                                                  --------------
 CORPORATE BONDS - 20.3%
             AEROSPACE & DEFENSE - 1.0%
   5,000,000 Boeing Co.
              6.625%, 2/15/38..................................        5,164,600
             Northrop Grumman Corp.
   5,500,000 7.00%, 3/1/06.....................................        5,818,615
   5,000,000 9.375%, 10/15/24..................................        5,829,100
                                                                  --------------
                                                                      16,812,315
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.3%
   5,000,000 Ford Motor Co.
              6.625%, 10/1/28..................................        5,069,550
                                                                  --------------
             BANKS - 0.9%
   3,465,000 Amsouth Bancorp
              6.75%, 11/1/25...................................        3,679,899
   5,200,000 BankBoston N A
              6.375%, 4/15/08..................................        5,241,548
 $ 5,000,000 Barnett Capital I
              8.06%, 12/1/26...................................        5,538,400
     698,000 Boatmen's Bancshares, Inc.
              6.75%, 3/15/03...................................          735,057
                                                                  --------------
                                                                      15,194,904
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 0.4%
   6,000,000 Federal Express Corp.
              6.845%, 1/15/19..................................        6,545,310
                                                                  --------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.3%
   5,000,000 CSC Holdings Inc.
              7.625%, 7/15/18..................................        4,853,700
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 0.5%
   3,000,000 American Greetings Corp.
              6.10%, 8/1/28....................................        3,134,970
   4,000,000 Hasbro Inc.
              6.15%, 7/15/08...................................        4,288,160
   1,001,000 Stanley Works
              7.375%, 12/15/02.................................        1,078,527
                                                                  --------------
                                                                       8,501,657
                                                                  --------------
             DIVERSIFIED COMPANIES - 1.4%
             General Electric Capital Corp.
   1,280,000 8.75%, 3/14/03....................................        1,470,976
   5,470,000 8.75%, 5/21/07....................................        6,752,660
   5,000,000 Grand Metropolitan Investment Corp.
              7.45%, 4/15/35...................................        5,844,000
  10,500,000 GS Escrow Corp.
              6.75%, 8/1/01, 144A..............................       10,579,800
                                                                  --------------
                                                                      24,647,436
                                                                  --------------
             FINANCE & INSURANCE - 6.5%
   8,000,000 AMBAC, Inc.
              9.375%, 8/1/11...................................       10,446,880
   6,550,000 Associates Corp. North America
              8.625%, 11/15/04.................................        7,656,164
   5,000,000 Bear Stearns Co., Inc.
              6.875%, 10/1/05..................................        5,237,550
   5,800,000 Beneficial Corp.
              6.25%, 2/18/13...................................        6,029,564
   4,500,000 CIT Group Holdings, Inc.
              9.25%, 3/15/01...................................        4,933,305
   6,400,000 Commercial Credit Group, Inc.
              10.00%, 5/15/09..................................        8,312,192
   1,280,000 Dean Witter, Discover & Co.
              6.75%, 10/15/13..................................        1,301,914
   6,600,000 General Motors Acceptance Corp.
              8.50%, 1/1/03....................................        7,354,842
   1,750,000 International Lease Finance Corp.
              5.75%, 1/15/03...................................        1,788,115
   9,975,000 John Hancock Mutual Life Insurance Co.
              7.375%, 2/15/24, 144A............................       11,223,471
   6,500,000 Lehman Brothers Holdings, Inc.
              6.50%, 10/1/02 ..................................        6,207,305

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED

             FINANCE & INSURANCE - CONTINUED
 $ 7,000,000 Liberty Mutual Insurance Co.
              7.697%, 10/15/97.................................   $    7,464,100
   6,000,000 Nationwide CSN Trust
              9.875%, 2/15/25, 144A............................        7,541,460
             Paine Webber Group, Inc.
   4,705,000 8.25%, 5/1/02.....................................        4,903,927
   5,050,000 9.25%, 12/15/01...................................        5,423,397
   6,200,000 Prudential Insurance Co.
              7.125%, 7/1/07...................................        6,770,524
   6,700,000 Sun Life Canada Capital Trust
              8.526%, 5/29/49..................................        7,248,529
                                                                  --------------
                                                                     109,843,239
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 0.5%
   5,000,000 Johnson & Johnson
              8.72%, 11/1/24...................................        6,041,900
   3,000,000 Merck & Co., Inc.
              6.40%, 3/1/28....................................        3,158,430
                                                                  --------------
                                                                       9,200,330
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
               0.1%
   2,000,000 USA Waste Services Inc.
              6.125%, 7/15/01..................................        2,038,800
     326,000 Waste Management, Inc.
              8.75%, 5/1/18....................................          359,435
                                                                  --------------
                                                                       2,398,235
                                                                  --------------
             INFORMATION SERVICES & TECHNOLOGY - 0.4%
   6,500,000 Comdisco Inc.
              6.125%, 1/15/03..................................        6,635,460
                                                                  --------------
             MACHINERY - DIVERSIFIED - 0.1%
   2,000,000 Caterpillar, Inc.
              9.375%, 7/15/01..................................        2,216,400
                                                                  --------------
             OIL/ENERGY - 0.8%
   4,250,000 Occidental Petroleum Corp.
              9.25%, 8/1/19....................................        5,013,555
   7,500,000 Transocean Offshore, Inc.
              8.00%, 4/15/27...................................        8,302,950
                                                                  --------------
                                                                      13,316,505
                                                                  --------------
             OIL FIELD SERVICES - 0.7%
     931,000 Atlantic Richfield Co.
              9.00%, 4/1/21....................................        1,227,514
   5,000,000 Petroleum Geo-Services
              7.50%, 3/31/07...................................        5,333,600
   5,000,000 R B Falcon Corp.
              6.75%, 4/15/05...................................        5,159,700
                                                                  --------------
                                                                      11,720,814
                                                                  --------------
             PAPER & PACKAGING - 0.5%
   8,000,000 James River Corp.
              6.75%, 10/1/99...................................        8,085,280
                                                                  --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT -
               0.4%
   7,250,000 Time Warner Inc.
              6.95%, 1/15/28...................................        7,535,143
                                                                  --------------
             REAL ESTATE - 0.7%
   7,000,000 EOP Operating Limited Partnership
              6.375%, 2/15/03..................................        6,995,660
   4,000,000 Glenborough Realty Trust, Inc.
              7.625%, 3/15/05, 144A............................        4,101,000
                                                                  --------------
                                                                      11,096,660
                                                                  --------------
             RETAILING & WHOLESALE - 0.8%
   8,000,000 Fred Meyer Inc.
              7.15%, 3/1/03....................................        8,287,120
   4,300,000 Sears Roebuck & Co.
              10.00%, 2/3/12...................................        6,069,235
                                                                  --------------
                                                                      14,356,355
                                                                  --------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 1.3%
   6,750,000 Bellsouth Capital Funding Corp.
              7.12%, 7/15/97...................................        7,677,045
   6,550,000 TCI Communications Inc.
              8.75%, 8/1/15....................................        8,182,784
   5,640,000 Worldcom, Inc.
              6.40%, 8/15/05...................................        5,951,836
                                                                  --------------
                                                                      21,811,665
                                                                  --------------
             TRANSPORTATION - 0.9%
   5,000,000 American Airline
              8.39%, 1/2/17....................................        5,749,000
   3,000,000 Golden St. Pete Trans Corp.
              8.04%, 2/1/19....................................        3,016,875
   6,250,000 Norfolk Southern Corp.
              7.05%, 5/1/37....................................        6,890,125
                                                                  --------------
                                                                      15,656,000
                                                                  --------------
             UTILITIES - ELECTRIC - 0.7%
   5,000,000 Oklahoma Gas & Electric Co.
              6.65%, 7/15/27...................................        5,498,700
   4,000,000 Rural Electric Cooperative
              8.67%, 9/15/18...................................        4,763,280
     838,000 Union Electric Co.
              8.00%, 12/15/22..................................          982,136
                                                                  --------------
                                                                      11,244,116
                                                                  --------------
             UTILITIES - GAS - 0.8%
   3,780,000 ANR Pipeline Co.
              9.625%, 11/1/21..................................        4,863,575
   8,000,000 K N Energy Inc.
              6.65%, 3/1/05....................................        8,215,520
                                                                  --------------
                                                                      13,079,095
                                                                  --------------
             UTILITIES - TELEPHONE - 0.3%
   3,500,000 GTE Florida Inc.
              6.86%, 2/1/28....................................        3,766,245
   2,000,000 MCI Communications Corp.
              1.00%, 4/15/12...................................        2,050,140
                                                                  --------------
                                                                       5,816,385
                                                                  --------------
             Total Corporate Bonds
              (cost $332,028,394)..............................      345,636,554
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - 9.7%

             MORTGAGE PASS-THROUGH CERTIFICATES - 3.5%
 $11,000,000 Federal Home Loan Banks
              5.50%, 8/13/01...................................   $   11,244,640
             Federal Home Loan Mortgage Corp.
     837,587 7.411%, 3/1/21....................................          863,242
   4,622,740 7.569%, 4/1/22....................................        4,804,783
     889,489 7.609%, 3/1/19....................................          932,852
             Federal National Mortgage Association.............
  16,865,208 5.50%, 7/1/09.....................................       16,992,371
   4,212,809 7.00%, 5/1/24.....................................        4,332,580
   1,686,775 7.30%, 5/1/22.....................................        1,733,684
   2,153,541 7.332%, 2/1/27....................................        2,187,868
   9,563,205 7.414%, 9/1/21....................................        9,871,045
   1,634,198 7.472%, 12/1/23...................................        1,657,976
   2,628,049 7.518%, 1/1/31....................................        2,701,135
             Government National Mortgage Association..........
     438,600 8.50%, 5/15/21....................................          465,740
     247,663 8.50%, 7/15/21....................................          262,520
     556,386 8.50%, 6/15/22....................................          588,723
     310,477 9.00%, 9/15/21....................................          333,760
     458,501 9.00%, 10/15/21...................................          492,884
     248,613 9.50%, 2/15/21....................................          268,500
                                                                  --------------
                                                                      59,734,303
                                                                  --------------
             COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2%
  10,000,000 Bear Stearns Commercial Mortgage Securities
              Inc., Series 1998-C1, Class C
              6.75%, 6/16/30...................................       11,078,125
             Chase Commercial Mortgage Securities Corp.
   2,000,000 Series 1997-2, Class B, 6.60%, 11/19/07...........        1,911,875
   2,200,000 Series 1997-1, Class B, 7.37%, 4/19/07............        2,172,162
   4,720,879 Chase Mortgage Finance Corp., Series 1994-D,
              Class M, 6.75%, 2/25/25..........................        4,969,905
   2,400,000 Commercial Mortgage Acceptance Corp.,
              Series 1997-ML1, Class B, 6.647%, 12/15/07.......        2,485,020
   7,229,087 Criimi Mae Financial Corp., Series 1, Class
              A, 7.00%, 1/1/33.................................        7,222,310
   4,000,000 Criimi Mae Commercial Mortgage Trust, Series
              1998 C1, Class A, 144A
              7.00%, 3/2/11....................................        4,122,500
             Federal National Mortgage Association
   1,250,000 Series 1993-248, Class SA, 4.284%, 8/25/23........        1,194,338
   5,000,000 Series 1997-M6, Class C, 6.85%, 5/17/20...........        5,459,775
   1,250,000 FFCA Secured Lending Corp., Series 1997-1,
              Class B1, 7.74%, 6/18/13.........................        1,376,172
   5,484,643 Financial Asset Securitization, Series 1997-
              NAM 1, Class FXA2,
              7.75%, 4/25/27...................................        5,696,783
   3,745,000 G E Capital Mortgage Services Inc., Series
              1994-27, Class A6,
              6.50%, 7/25/24...................................        3,777,769
   7,812,734 Independent National Mortgage Corp., 144A,
              Series 1997-A, Class A,
              7.81%, 12/26/26..................................        8,030,025
     415,608 KS Mortgage Capital, L. P.,144A, Series 1995-
              1, Class A1, 7.23%, 4/20/02......................          417,426
   5,000,000 Merrill Lynch Mortgage Investors, Inc.,
              Series 1997-C1, Class A3 7.12%, 6/18/29..........        5,370,025
   5,870,000 Merrill Lynch Trust, Series 35, Class G,
              8.45%, 11/1/18...................................        6,222,200
   1,786,895 Mid State Trust, Series 6, Class A3,
              7.54%, 7/1/35....................................        1,933,778
   6,000,000 Morgan Stanley Capital I Inc., Series 1998
              Wf1, Class C 6.77%, 1/15/08......................        6,178,125
  11,707,375 Nomura Depositor Trust Str I,
              Series 1998-ST1,
              Class A1, 144A
              5.92%, 1/15/03...................................       11,762,253
             PNC Mortgage Securities Corp.
   2,472,422 Series 1997-4, Class 2PP3,
             7.25%, 7/25/27....................................        2,563,093
   5,844,331 Series 1997-4, Class 2PP1,
             7.50%, 7/25/27....................................        5,944,678
   1,011,178 Prudential Home Mortgage Securities Co.,
              Series 1990-12, Class A1
              7.98%, 11/25/20..................................        1,017,816
   4,177,710 Shearson Lehman CMO Inc., Series V, Class 5
              7.50%, 5/1/19....................................        4,453,982
                                                                  --------------
                                                                     105,360,135
                                                                  --------------
             Total Mortgage-Backed Securities
              (cost $159,523,627)..............................      165,094,438
                                                                  --------------
 MUNICIPAL BONDS - 0.1%
   2,500,000 Cook County Illinois
              5.00%,11/15/22...................................        2,496,750
                                                                  --------------
             Total Municipal Bonds
              (cost $2,455,126)................................        2,496,750
                                                                  --------------
 FOREIGN BONDS (U.S. DOLLARS) - 1.2%
     640,000 International Bank For Reconstruction &
              Development Co.
              7.95%, 5/15/16...................................          801,670

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
    Amount                                                              Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
 $  4,000,000 National Westminster Bancorp
               9.375%, 11/15/03................................   $    4,681,920
   60,000,000 Skandinaviska Enskilda
               0%, 5/26/33.....................................        6,834,000
    8,000,000 YPF Sociedad Anonima
               7.25%, 3/15/03..................................        7,280,000
                                                                  --------------
                                                                      19,597,590
                                                                  --------------
              Total Foreign Bonds (U.S. Dollars)
               (cost $18,502,231)..............................       19,597,590
                                                                  --------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 4.2%
  142,178,000 Nykredit,
               6.00%, 10/1/26..................................       22,063,840
  205,474,000 Realkredit Danmark
               6.00%, 10/1/26..................................       31,918,763
    2,500,000 Republic of Colombia
               8.625%, 4/1/08..................................        1,756,250
    8,200,000 United Kingdom Treasury
               7.25%, 12/7/07..................................       16,428,377
                                                                  --------------
                                                                      72,167,230
                                                                  --------------
              Total Foreign Bonds
               (Non U.S. Dollars)
               (cost $66,436,176)..............................       72,167,230
                                                                  --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.0%
              FINANCE & INSURANCE - 0.4%
    6,200,000 Federal Home Loan Banks 5.125%,
               9/15/03.........................................        6,309,492
                                                                  --------------
              TREASURY NOTES & BONDS - 1.6%
    9,935,000 U.S. Treasury Bonds
               7.875%, 2/15/21.................................       13,405,991
              U.S. Treasury Notes
    3,000,000 5.375%, 2/15/01..................................        3,067,980
    5,000,000 5.50%, 5/31/03...................................        5,245,300
    5,590,000 6.125%, 8/15/07..................................        6,257,278
                                                                  --------------
                                                                      27,976,549
                                                                  --------------
              Total U.S. Government & Agency
               Obligations
               (cost $32,029,766)..............................       34,286,041
                                                                  --------------

 SHORT-TERM INVESTMENTS - 3.3%

              COMMERCIAL PAPER - 0.2%
 $  2,735,000 Kansallis Osake Pankki
               9.75%, 12/15/98.................................   $    2,758,193
                                                                  --------------
              REPURCHASE AGREEMENTS - 3.1%
   50,000,000 Goldman Sachs Repurchase Agreement purchased
               9/30/98, 5.60%, maturing 10/1/98, maturity
               value $50,007,778
               (cost $50,000,000) (a)..........................       50,000,000
    3,167,000 Keystone Joint Repurchase Agreement.
               Investments in repurchase agreements, in a
               joint trading account, purchased 9/30/98,
               5.60%, maturing 10/1/98, maturity value
               $3,167,493
               (cost $3,167,000) (b)...........................        3,167,000
                                                                  --------------
                                                                      53,167,000
                                                                  --------------
              Total Short-Term Investments
               (cost $55,934,547)..............................       55,925,193
                                                                  --------------
              TOTAL INVESTMENTS -
               (COST $1,343,914,410)....................    98.9%  1,681,872,279
              OTHER ASSETS AND LIABILITIES - NET........     1.1      18,288,104
                                                           -----  --------------
              NET ASSETS................................   100.0% $1,700,160,383
                                                           =====  ==============

*    Non-income producing securities.
** At September 30, 1998, the Fund owned a principal amount of $415,460 of Money Store Auto Trust at a cost of $415,136. During the six months ended September 30, 1998, the Fund earned $1,018 in interest income from this investment. This security was purchased by the Fund prior to the acquisition of the Money Store by First Union.
(a) The repurchase agreements are fully collateralized by: $26,223,835 Federal Home Loan Mortgage Corp., 6.131%, maturing 9/1/24; value including accrued interest - $25,699,000 and $24,797,258 Federal Home Loan Mortgage Corp., 6.131% maturing 9/1/24; value including accrued interest - $24,301,000.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices plus accrued interest at September 30, 1998.
144A Securities that may be resold to "qualified institutional buyers" under
     Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
PRIDES Preferred Redeemable Increased Dividend Equity Securities
REIT Real Estate Investment Trust


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Currency Exchange Contracts to Buy:

                                                                                         UNREALIZED
  EXCHANGE                                         U.S. VALUE AT       IN EXCHANGE      APPRECIATION
    DATE             CONTRACTS TO RECEIVE        SEPTEMBER 30, 1998     FOR U.S. $     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
  10/16/98      66,483,000Danish Krone              $10,471,493        $10,377,429      $    94,064
                                                                                        ===========

Forward Foreign Currency Exchange Contracts to Sell:

                                                                                         UNREALIZED
  EXCHANGE                                         U.S. VALUE AT       IN EXCHANGE      APPRECIATION
    DATE             CONTRACTS TO DELIVER        SEPTEMBER 30, 1998     FOR U.S. $     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
  10/30/98       9,066,258British Pound Sterling     15,388,500         14,889,425      $  (499,075)
  10/16/98     204,020,000Danish Krone               32,134,442         29,827,485       (2,306,957)
  12/14/98     195,339,000Danish Krone               30,792,428         30,348,637         (443,791)
                                                                                        -----------
                                                                                        $(3,249,823)
                                                                                        ===========

FUTURES CONTRACTS - LONG POSITIONS(1)

                           NUMBER OF              INITIAL CONTRACT       VALUE AT        UNREALIZED
 EXPIRATION                CONTRACTS                   AMOUNT       SEPTEMBER 30, 1998 (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
December 1998          330S&P 500                   $86,394,375        $84,645,000      $(1,749,375)
                                                                                        ===========

(1) At September 30, 1998, cash of $4,455,000 was segregated at the Fund's custodian for initial margin deposits.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                         Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 58.6%

            ADVERTISING & RELATED
             SERVICES - 0.0%
     13,000 Gannett Co., Inc. .................................   $      696,313
                                                                  --------------
            AEROSPACE & DEFENSE - 0.6%
    402,600 Boeing Co. ........................................       13,814,212
      5,420 Raytheon Co. Cl. A.................................          280,824
     31,000 United Technologies Corp. .........................        2,369,563
                                                                  --------------
                                                                      16,464,599
                                                                  --------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 1.5%
    458,400 Chrysler Corp. ....................................       21,945,900
    160,000 General Motors Corp................................        8,750,000
     30,000 Genuine Parts Co...................................          901,875
    208,800 Goodyear Tire & Rubber Co. ........................       10,727,100
                                                                  --------------
                                                                      42,324,875
                                                                  --------------
            BANKS - 6.8%
     83,100 AmSouth Bancorp....................................        2,835,788
     50,000 Bancfirst Corp. ...................................        1,825,000
     45,700 BankAmerica Corp. .................................        2,747,713
    783,600 BankBoston Corp. ..................................       25,858,800
     63,000 Bankers Trust Corp. ...............................        3,717,000
    140,062 BSB Bancorp, Inc...................................        3,895,474
    164,000 Cape Cod Bank & Trust Co. .........................        2,829,000
     27,000 CB Bancshares, Inc. ...............................          864,000
    120,700 CitiCorp...........................................       11,217,556
    149,000 Crestar Financial Corp. ...........................        8,455,750
    301,950 Dime Bancorp, Inc. ................................        7,643,109
     85,138 First Chicago NBD Corp. ...........................        5,831,953
     16,875 First Security Corp. ..............................          282,656
    117,000 First Union Corp. **...............................        5,988,938
    120,000 Firstar Corp. .....................................        6,075,000
     58,000 Fleet Financial Group, Inc. .......................        4,259,375
     43,400 Hancock Holding Co. ...............................        2,072,350
     70,801 Hibernia Corp. Cl. A...............................        1,022,189
    281,400 KeyCorp............................................        8,125,425
      3,800 M & T Bank Corp....................................        1,751,800
     50,000 Mellon Bank Corp. .................................        2,753,125
     30,000 Mercantile Bancorp, Inc. ..........................        1,451,250
     50,000 Mississippi Valley Bancshares, Inc. ...............        1,806,250
    349,080 National City Corp. ...............................       23,017,462
    131,825 NationsBank Corp. .................................        7,052,638
    175,000 Norwest Corp. .....................................        6,267,188
    260,500 Pacific Century Financial Corp. ...................        4,347,094
    132,300 Peoples Heritage Financial Group...................        2,373,131
    102,000 Seacoast Banking Corp. of Florida Cl. A............        3,034,500
     50,000 SouthTrust Corp. ..................................        1,746,875
    106,200 SunTrust Banks, Inc. ..............................        6,584,400
     65,000 U.S. Trust Corp....................................        4,314,375
    160,000 Webster Financial Corp.............................        3,900,000
    238,300 Wilmington Trust Corp. ............................       12,391,600
                                                                  --------------
                                                                     188,338,764
                                                                  --------------
            BUILDING, CONSTRUCTION &
             FURNISHINGS  - 1.8%
    364,100 Armstrong World Industries, Inc. ..................       19,479,350
    394,225 D.R. Horton, Inc. .................................        6,307,600
     17,857 Engle Homes, Inc...................................          253,904
    205,000 Home Depot, Inc. ..................................        8,097,500
    366,122 Lennar Corp........................................        8,169,097
    206,000 Lowe's Companies, Inc. ............................        6,553,375
     50,100 M/I Schottenstein Homes, Inc. .....................          926,850
                                                                  --------------
                                                                      49,787,676
                                                                  --------------
            BUSINESS EQUIPMENT &
            SERVICES - 0.2%
     14,000 Automatic Data Processing, Inc. ...................        1,046,500
     45,500 *Crescent Operating, Inc. .........................          318,500
     42,000 *Metamor Worldwide, Inc. ..........................        1,155,000
     40,636 Paychex, Inc. .....................................        2,095,294
     20,000 *Policy Management
             Systems Corp. ....................................          810,000
     10,000 Xerox Corp.........................................          847,500
                                                                  --------------
                                                                       6,272,794
                                                                  --------------
            CAPITAL GOODS - 0.6%
    165,000 Caterpillar, Inc. .................................        7,352,812
    321,700 Deere & Co. .......................................        9,731,425
                                                                  --------------
                                                                      17,084,237
                                                                  --------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 2.7%
     80,000 Air Products & Chemicals, Inc......................        2,380,000
    595,400 Du Pont (E. I.) De Nemours & Co. ..................       33,416,825
     70,000 *Grace (W.R.) & Co. ...............................          870,625
     60,000 H.B. Fuller Co. ...................................        2,272,500
    245,800 Monsanto Co. ......................................       13,856,975
    170,000 Morton International, Inc. ........................        3,718,750
     75,000 Nalco Chemical Co. ................................        2,212,500
    174,000 Pioneer Hi-Bred International, Inc. ...............        4,567,500
    120,800 PPG Industries, Inc. ..............................        6,591,150
     45,000 Praxair, Inc.......................................        1,470,937
    115,000 Schulman (A.), Inc. ...............................        1,624,375
    100,560 Solutia, Inc. .....................................        2,268,885
                                                                  --------------
                                                                      75,251,022
                                                                  --------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.8%
     30,000 *AirTouch Communications, Inc. ....................        1,710,000
     49,800 *Ascend Communications, Inc. ......................        2,265,900
    179,100 *Cisco Systems, Inc. ..............................       11,070,619
     90,000 Lucent Technologies, Inc. .........................        6,215,625
     39,900 *MCI WorldCom, Inc. ...............................        1,950,112
      6,666 Nielsen Media Research, Inc. ......................           68,327
                                                                  --------------
                                                                      23,280,583
                                                                  --------------
            CONSUMER PRODUCTS &
             SERVICES - 1.1%
     95,000 Black & Decker Corp................................        3,954,375
    233,150 Cendant Corp. .....................................        2,710,369
     32,052 *Consolidated Products, Inc. ......................          562,913
     20,000 H & R Block, Inc. .................................          827,500
     10,000 Harman International
             Industries, Inc. .................................          366,875

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

            CONSUMER PRODUCTS &
             SERVICES - CONTINUED
    129,300 International Flavors &
             Fragrances, Inc. ................................   $     4,266,900
    130,100 *Nautica Enterprises, Inc. .......................         2,431,244
     20,000 Premark International, Inc........................           561,250
    110,451 Procter & Gamble Co. .............................         7,835,118
    191,100 Stanley Works.....................................         5,685,225
    118,500 Tupperware Corp. .................................         1,392,375
                                                                 ---------------
                                                                      30,594,144
                                                                 ---------------
            DIVERSIFIED COMPANIES - 0.0%(A)
      8,000 Cooper Industries, Inc............................           326,000
      2,800 Tyco International Ltd. ..........................           154,700
                                                                 ---------------
                                                                         480,700
                                                                 ---------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.8%
    248,400 AMP, Inc. ........................................         8,880,300
    152,566 *Analog Devices, Inc..............................         2,450,591
    130,000 Applied Power, Inc. Cl. A.........................         3,550,625
     17,300 Emerson Electric Co. .............................         1,076,925
    562,400 General Electric Co. .............................        44,745,950
     97,000 Honeywell, Inc. ..................................         6,214,063
    162,000 Perkin Elmer Corp. ...............................        11,127,375
      2,000 Texas Instruments, Inc. ..........................           105,500
                                                                 ---------------
                                                                      78,151,329
                                                                 ---------------
            FINANCE & INSURANCE - 9.1%
     10,668 Aetna, Inc. ......................................           741,426
    120,000 AFLAC, Inc. ......................................         3,427,500
    274,000 Allstate Corp. ...................................        11,422,375
    110,600 AMBAC Financial Group, Inc. ......................         5,308,800
    169,000 American Express Co. .............................        13,118,625
    292,212 American International Group, Inc. ...............        22,500,324
     51,800 Chubb Corp........................................         3,263,400
    158,350 Countrywide Credit Industries,
             Inc. ............................................         6,591,319
     95,000 *Degeorge Financial Corp..........................           125,430
     40,860 Exel Limited Hamilton.............................         2,574,180
     40,000 FBL Financial Group, Inc. Cl. A...................           922,500
     84,000 Federal Home Loan Mortgage Corp. .................         4,152,750
    718,000 Federal National Mortgage
             Association......................................        46,131,500
    126,500 Frontier Insurance Group, Inc. ...................         1,676,125
    512,055 Household International, Inc. ....................        19,202,062
     32,700 Interstate/Johnson Lane, Inc. ....................           948,300
     45,900 J.P. Morgan & Co., Inc. ..........................         3,884,288
    142,200 John Nuveen Co. Cl. A.............................         5,065,875
    177,600 Lehman Brothers Holdings, Inc.....................         5,017,200
     68,000 Lincoln National Corp. ...........................         5,593,000
    419,100 Marsh & McLennan Co., Inc. .......................        20,850,225
     75,000 MBIA, Inc. .......................................         4,026,563
    387,400 Merrill Lynch & Co., Inc. ........................        18,353,075
    345,200 MGIC Investment Corp. ............................        12,729,250
    155,000 NAC RE Corp. .....................................         7,633,750
    110,000 Nationwide Financial Services,
             Inc. Cl. A........................................        4,998,125
     15,000 Ohio Casualty Corp. ...............................          581,250
    201,100 Paine Webber Group, Inc. ..........................        6,033,000
     28,000 Progressive Corp. Ohio.............................        3,157,000
    305,975 Raymond James Financial, Inc. .....................        6,425,475
     13,500 Reinsurance Group Of America.......................          698,625
      3,500 SLM Holding Corp. .................................          113,531
     85,000 UNUM Corp. ........................................        4,223,437
                                                                  --------------
                                                                     251,490,285
                                                                  --------------
            FOOD & BEVERAGE
             PRODUCTS - 0.7%
    145,000 American Stores Co.................................        4,667,188
    240,000 Bestfoods..........................................       11,625,000
     30,000 *Corn Products International, Inc. ................          757,500
     23,027 Hershey Foods Corp. ...............................        1,575,910
      3,000 *Tricon Global Restaurants, Inc. ..................          117,000
                                                                  --------------
                                                                      18,742,598
                                                                  --------------
            FOREST PRODUCTS - 0.2%
     88,000 Union Camp Corp. ..................................        3,465,000
     90,000 Willamette Industries, Inc. .......................        2,581,875
                                                                  --------------
                                                                       6,046,875
                                                                  --------------
            HEALTHCARE PRODUCTS &
             SERVICES - 6.8%
    431,400 Abbott Laboratories................................       18,738,937
      1,750 *Alza Corp. Warrants $65.00
             Expiring 12/31/99.................................              656
    423,800 American Home Products Corp. ......................       22,196,525
     70,000 Baxter International, Inc. ........................        4,165,000
     45,600 Beckman Coulter Inc................................        2,354,100
    101,200 Bristol-Myers Squibb Co. ..........................       10,512,150
    180,900 Columbia / HCA Healthcare Corp.....................        3,629,306
     23,000 *Covance, Inc......................................          596,563
    152,000 First Health Group Corp. ..........................        3,686,000
     29,400 Glaxo Wellcome Plc, ADR............................        1,679,475
     68,550 Guidant Corp. .....................................        5,089,838
     64,000 HBO & Co. .........................................        1,848,000
     88,500 *Health Management Associates,
             Inc. Cl. A .......................................        1,615,125
     20,000 IMS Health, Inc....................................        1,238,750
    114,500 Johnson & Johnson..................................        8,959,625
    312,524 Lilly (Eli) & Co. .................................       24,474,536
    130,000 *Lincare Holdings, Inc. ...........................        5,037,500
     81,666 *Maxxim Medical, Inc. .............................        2,097,795
    160,000 McKesson Corp. ....................................       14,660,000
    151,750 *MedPartners, Inc. ................................          493,188
     96,600 Medtronic, Inc. ...................................        5,590,725
    167,758 Merck & Co., Inc. .................................       21,735,146
     89,500 Pfizer, Inc........................................        9,481,406
     11,500 *Quest Diagnostics, Inc. ..........................          189,750
    157,000 Schering-Plough Corp. .............................       16,259,312
      9,200 Shared Medical System Corp. .......................          489,325
     32,400 Warner-Lambert Co. ................................        2,446,200
                                                                  --------------
                                                                     189,264,933
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS - CONTINUED

            INDUSTRIAL SPECIALTY
             PRODUCTS & SERVICES -
              1.1%
    155,970 Autoliv, Inc.......................................   $    4,289,175
     40,000 Bemis Co., Inc. ...................................        1,402,500
    147,000 Corning, Inc. .....................................        4,327,312
     64,600 *Halter Marine Group, Inc. ........................          734,825
     91,000 Parker Hannifin Corp. .............................        2,701,563
     30,000 Pittston Brink's Group.............................        1,050,000
    190,000 Snap-on, Inc. .....................................        5,854,375
      6,000 *Strattec Security Corp. ..........................          159,000
     35,000 Sundstrand Corp. ..................................        1,623,125
    378,000 Timken Co. ........................................        5,717,250
     50,000 Trinity Industries, Inc. ..........................        1,621,875
     55,000 *UCAR International, Inc. .........................          990,000
     38,000 *Unova, Inc. ......................................          624,625
                                                                  --------------
                                                                      31,095,625
                                                                  --------------
            INFORMATION SERVICES &
             TECHNOLOGY - 7.0%
     35,000 America Online, Inc. ..............................        3,893,750
     38,000 *BMC Software, Inc. ...............................        2,282,375
    154,133 Compaq Computer Corp. .............................        4,874,456
     37,500 Computer Associates
             International, Inc................................        1,387,500
     49,000 Computer Sciences Corp. ...........................        2,670,500
     40,000 *Dell Computer Corp................................        2,630,000
     40,000 *EMC Corp. ........................................        2,287,500
    524,800 Hewlett-Packard Co.................................       27,781,600
    809,600 Intel Corp. .......................................       69,423,200
    180,000 International Business
             Machines Corp. ...................................       23,040,000
    370,000 *Microsoft Corp. ..................................       40,723,125
     30,190 *Peoplesoft, Inc. .................................          984,949
    224,000 *Sun Microsystems, Inc. ...........................       11,158,000
                                                                  --------------
                                                                     193,136,955
                                                                  --------------
            LEISURE & TOURISM - 0.1%
    127,479 Disney Walt Co. ...................................        3,226,812
                                                                  --------------
            MACHINERY -
              DIVERSIFIED - 0.1%
     79,900 W.W. Grainger, Inc. ...............................        3,365,787
                                                                  --------------
            OIL / ENERGY - 1.4%
    189,000 Amoco Corp. .......................................       10,182,375
    113,500 Consolidated Natural Gas Co. ......................        6,185,750
    289,000 Equitable Resources, Inc. .........................        7,351,437
    102,400 Exxon Corp. .......................................        7,187,200
     91,800 Mobil Corp.........................................        6,971,063
        900 Pennzoil Co. ......................................           31,556
     86,206 *Seitel, Inc.......................................          932,102
      1,200 Sonat, Inc.........................................           35,850
     33,877 Union Pacific Resource
             Group, Inc. ......................................          417,111
                                                                  --------------
                                                                      39,294,444
                                                                  --------------
            OIL FIELD SERVICES - 0.5%
     83,430 Baker Hughes, Inc. ................................        1,746,816
     23,600 Halliburton Co. ...................................          674,075
     47,200 *R & B Falcon Corp.................................          566,400
    217,800 Schlumberger Ltd...................................       10,958,062
                                                                  --------------
                                                                      13,945,353
                                                                  --------------
            PAPER & PACKAGING - 0.2%
     85,000 Kimberly-Clark Corp. ..............................        3,442,500
     37,520 *Sealed Air Corp...................................        1,195,950
                                                                  --------------
                                                                       4,638,450
                                                                  --------------
            PUBLISHING, BROADCASTING
             & ENTERTAINMENT - 0.6%
     80,000 Belo (A.H.) Corp. Ser. A ..........................        1,600,000
    128,620 CBS Corp...........................................        3,119,035
     20,000 *Cox Communications,
             Inc. Cl. A........................................        1,092,500
     99,400 Time Warner, Inc. .................................        8,703,712
      3,000 Washington Post Co., Cl. B.........................        1,533,000
                                                                  --------------
                                                                      16,048,247
                                                                  --------------
            REAL ESTATE - 4.7%
     38,000 *Alexander's, Inc. REIT............................        2,916,500
    111,992 Archstone Communities Trust........................        2,281,837
     24,100 Arden Realty Group, Inc. REIT......................          537,731
     50,000 Avalon Bay Community, Inc. REIT....................        1,703,125
     73,100 Berkshire Realty Co., Inc. REIT....................          762,981
    150,000 Boston Properties, Inc. REIT.......................        4,275,000
     50,009 Bradley Real Estate, Inc. REIT.....................        1,050,189
    140,000 Brandywine Realty Trust REIT.......................        2,677,500
     28,917 Camden Property Trust REIT.........................          807,869
    800,000 Canadian Hotel Properties REIT.....................        4,772,362
    280,400 Capstead Mortgage Corp. REIT.......................        1,016,450
    171,900 CarrAmerica Realty Corp. REIT......................        3,921,469
    110,000 Chelsea GCA Realty, Inc. REIT......................        3,767,500
    376,700 Crescent Real Estate Equities, Inc. REIT...........        9,511,675
    305,300 Crown American Realty Trust REIT...................        2,614,131
    200,000 Entertainment Properties Trust REIT................        3,700,000
     42,500 Equity Residential
             Properties Trust REIT.............................        1,792,969
    105,200 Essex Property Trust, Inc. REIT....................        3,261,200
    115,000 FelCor Lodging Trust Inc. REIT.....................        2,795,937
     10,700 Gables Residential Trust REIT......................          286,894
    174,000 Glimcher Realty Trust REIT.........................        2,979,750
     28,000 Highwoods Properties, Inc. REIT....................          777,000
     72,419 *Homestead Village Properties, Inc. ...............          620,088
     16,068 Horizon Group Properties, Inc. REIT................           38,162
     50,300 Indymac Mortgage Holdings, Inc. REIT...............        1,018,575
    140,000 Innkeepers USA Trust REIT..........................        1,662,500
    111,500 Kilroy Realty Corp. REIT...........................        2,564,500
    199,700 *Konover Property Trust, Inc. REIT.................        1,397,900
    132,000 Kranzco Realty Trust REIT..........................        2,153,250
     45,000 Liberty Property Trust REIT........................        1,071,563
    175,000 Mack-Cali Realty Corp. REIT........................        5,250,000
    250,000 Marriott International, Inc. Cl. A.................        5,968,750
    115,000 Meditrust Co. REIT.................................        1,962,187

--------------------------------------------------------------------------------
                                  Evergreen
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                            Value
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

            REAL ESTATE - CONTINUED
    117,783 Patriot American Hospitality, Inc. REIT............   $    1,501,733
    200,000 Philips International Reality Corp. REIT...........        3,062,500
    268,713 Post Property, Inc. REIT...........................       10,362,245
    166,500 Prentiss Properties Trust REIT.....................        3,975,187
    229,436 Prime Retail, Inc. ................................        2,251,341
     76,817 Prologis Trust.....................................        1,737,985
     90,000 Public Storage, Inc. REIT..........................        2,413,125
     31,250 *Sodexho Marriott Services, Inc. ..................          937,500
    100,000 Sovran Self Storage, Inc. REIT.....................        2,625,000
     70,000 Spieker Properties, Inc. REIT......................        2,572,500
    262,750 Starwood Hotels & Resorts Trust REIT...............        8,013,875
     14,000 Storage USA, Inc. REIT.............................          484,750
    140,000 Sunstone Hotel Investors, Inc. REIT................        1,268,750
     43,500 Tanger Factory Outlet Centers, Inc. REIT...........          986,906
      2,200 TriNet Corporate Realty Trust, Inc. REIT...........           71,775
    135,000 Trizec Hahn Corp...................................        2,531,250
     75,705 Vornado Realty Trust REIT..........................        2,507,728
     30,000 Western Investment Real Estate Trust REIT..........          384,375
                                                                  --------------
                                                                     129,606,069
                                                                  --------------
            RETAILING & WHOLESALE - 0.7%
    120,000 *Autozone, Inc. ...................................        2,955,000
    236,511 Avnet, Inc. .......................................        8,706,561
     35,000 *Costco Companies, Inc. ...........................        1,658,125
     46,400 Dayton Hudson Corp. ...............................        1,658,800
     54,834 Dollar General Corp. ..............................        1,459,949
     77,186 Family Dollar Stores, Inc. ........................        1,215,679
     21,000 Gap, Inc. .........................................        1,107,750
     30,000 *Whole Foods Market, Inc. .........................        1,263,750
                                                                  --------------
                                                                      20,025,614
                                                                  --------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 0.2%
     55,000 *ICG Communications, Inc. .........................          928,125
     36,000 *Intermedia Communications, Inc. ..................          884,250
     60,000 *Qwest Communications International, Inc. .........        1,878,750
    106,000 *Telephone Save Holdings, Inc. ....................        1,185,875
     33,165 *Univision Communications, Inc. Cl. A..............          986,659
                                                                  --------------
                                                                       5,863,659
                                                                  --------------
            TEXTILE & APPAREL - 0.0% (A)
     34,900 Superior Uniform Group, Inc. ......................          431,888
                                                                  --------------
            THRIFT INSTITUTIONS - 0.5%
    176,300 Golden West Financial Corp. .......................       14,423,544
                                                                  --------------
            TRANSPORTATION - 1.1%
     75,000 Burlington Northern Santa Fe Corp. ................        2,400,000
     27,200 *FDX Corp. ........................................        1,227,400
    163,600 GATX Corp. ........................................        5,409,025
     17,000 Roadway Express, Inc. .............................          187,000
     58,410 Southwest Airlines Co. ............................        1,168,200
    469,000 Union Pacific Corp. ...............................       19,991,125
                                                                  --------------
                                                                      30,382,750
                                                                  --------------
            UTILITIES - ELECTRIC - 1.2%
    403,700 Central Hudson Gas &
             Electric Corp. ...................................       16,904,937
    138,400 Energy East Corp. .................................        7,058,400
     33,300 Orange & Rockland
             Utilities, Inc. ..................................        1,827,338
     40,000 *PP&L Resources, Inc. .............................        1,035,000
    100,000 *Public Service Enterprise
             Group, Inc. ......................................        3,931,250
     32,000 TNP Enterprises, Inc. .............................        1,118,000
                                                                  --------------
                                                                      31,874,925
                                                                  --------------
            UTILITIES - GAS - 0.3%
    276,636 *Marketspan Corp. .................................        7,935,995
                                                                  --------------
            UTILITIES - TELEPHONE - 3.2%
     72,766 ALLTEL Corp........................................        3,447,289
      2,000 Ameritech Corp. ...................................           94,750
     10,000 AT&T Corp..........................................          584,375
    348,080 Bell Atlantic Corp. ...............................       16,860,125
      1,600 BellSouth Corp. ...................................          120,400
    110,000 Cincinnati Bell, Inc. .............................        2,860,000
     65,500 Compania de Telecom de
             Chile SA, ADR.....................................        1,252,688
    592,300 Frontier Corp. ....................................       16,214,212
    376,400 GTE Corp. .........................................       20,702,000
     34,000 *McLeod USA, Inc., Cl. A...........................          743,750
      2,400 SBC Communications, Inc. ..........................          106,650
    351,000 Sprint Corp........................................       25,272,000
                                                                  --------------
                                                                      88,258,239
                                                                  --------------
            Total Common Stocks
             (cost $1,219,215,696).............................    1,627,826,083
                                                                  --------------
 CONVERTIBLE PREFERRED - 0.8%

            CONSUMER PRODUCTS &
             SERVICES - 0.1%
     70,000 Cendant Corp. 7.50%................................        1,750,000
                                                                  --------------
            FINANCE & INSURANCE - 0.0%
      3,557 Aetna, Inc.
             6.25%, Ser. C.....................................          249,213
      1,000 Conseco, Inc.
             7.00%, PRIDES.....................................          108,000
      2,500 SunAmerica, Inc.
             $3.188, PERCS.....................................          128,281
                                                                  --------------
                                                                         485,494
                                                                  --------------
            INDUSTRIAL SPECIALTY
             PRODUCTS & SERVICES -
              0.1%
     50,000 Qualcomm Financial Trust I
             5.75%, 144A.......................................        2,050,000
                                                                  --------------
            METAL PRODUCTS &
             SERVICES - 0.1%
    100,000 Timet Capital Trust I
             6.625%, BUCS, 144A................................        3,625,000
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED - CONTINUED

            OIL FIELD SERVICES -
              0.1%
     70,000 EVI, Inc. 5.00%, 144A..............................   $    2,240,000
                                                                  --------------
            PAPER & PACKAGING - 0.1%
     33,250 *Sealed Air Corp.
             $2.00, Ser A......................................        1,201,156
                                                                  --------------
            REAL ESTATE - 0.1%
     95,000 First Union Real Estate Equity
             8.40%, Ser. A.....................................        2,113,750
     76,863 Prime Retail, Inc.
             Ser. B. 8.50%.....................................        1,306,671
                                                                  --------------
                                                                       3,420,421
                                                                  --------------
            RETAILING & WHOLESALE - 0.2%
      1,300 Kmart Financing I 7.75%............................           65,000
    160,000 Merrill Lynch & Co., Inc. 8.50%
             (exchangeable for Dollar
             General Corp. common stock).......................        5,760,000
                                                                  --------------
                                                                       5,825,000
                                                                  --------------
            Total Convertible Preferred
             (cost $26,544,604)................................       20,597,071
                                                                  --------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 CONVERTIBLE DEBENTURES - 0.2%

            BUILDING, CONSTRUCTION &
             FURNISHINGS - 0.1%
 $  500,000 Home Depot, Inc.
             3.25%, 10/1/01....................................          872,500
                                                                  --------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.0% (A)
    800,000 Personnel Group Of
             America, Inc.
             5.75%, 7/1/04.....................................          728,000
                                                                  --------------
            ENVIRONMENTAL SERVICES - 0.0%
    100,000 Waste Management, Inc.
             4.00%, 2/1/02.....................................          121,625
                                                                  --------------
            INDUSTRIAL SPECIALTY
             PRODUCTS & SERVICES - 0.1%
  2,100,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.....................................        2,013,375
    750,000 Simula, Inc.
             8.00%, 5/1/04.....................................          767,812
                                                                  --------------
                                                                       2,781,187
                                                                  --------------
            Total Convertible Debentures
             (cost $4,280,000).................................        4,503,312
                                                                  --------------
 CORPORATE BONDS - 0.0% (A)
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 0.0% (A)
    210,000 Arco Chemical Co.
             10.25%, 11/1/10...................................          240,500
                                                                  --------------
            FINANCE & INSURANCE - 0.0% (A)
    500,000 Chrysler Financial Corp.
             6.95%, 3/25/02....................................          528,127
                                                                  --------------
            Total Corporate Bonds
             (cost $764,924)...................................          768,627
                                                                  --------------

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.0%

             GOVERNMENT AGENCY NOTES & BONDS - 0.8%
 $   500,000 Federal Home Loan Mortgage Corp.
              6.44%, 1/28/00...................................   $      510,745
             Federal National Mortgage Association
     500,000 5.94%, 12/12/05...................................          529,557
   1,250,000 6.21%, 8/6/38.....................................        1,356,736
             Tennessee Valley Authority
   8,000,000 7.25%, 7/15/43....................................        8,803,720
  10,000,000 7.85%, 6/15/44, Ser. A............................       10,878,850
                                                                  --------------
                                                                      22,079,608
                                                                  --------------
             TREASURY NOTES & BONDS - 28.2%
             U.S. Treasury Bonds
  78,000,000 6.00%, 2/15/26....................................       87,311,328
 170,000,000 6.25%, 8/15/23....................................      194,703,210
  36,340,000 6.75%, 8/15/26....................................       44,630,099
 125,000,000 7.125%, 2/15/23...................................      157,929,750
  49,500,000 7.25%, 5/15/16....................................       61,565,674
   7,000,000 7.625%, 11/15/22..................................        9,318,757
  10,000,000 8.00%, 11/15/21...................................       13,750,010
  50,000,000 8.125%, 8/15/19...................................       68,640,650
  25,000,000 8.125%, 5/15/21...................................       34,679,700
  30,000,000 8.375%, 8/15/08...................................       35,081,280
  10,000,000 8.50%, 2/15/20....................................       14,253,130
     665,000 8.75%, 5/15/17....................................          950,327
   7,000,000 10.00%, 5/15/10...................................        9,150,316
   1,000,000 10.625%, 8/15/15..................................        1,634,063
             U.S. Treasury Notes
  30,000,000 5.75%, 8/15/03....................................       31,846,890
   2,000,000 5.875%, 11/15/99..................................        2,028,126
     350,000 5.875%, 2/15/00...................................          356,235
   2,000,000 6.00%, 6/30/99....................................        2,020,626
   1,500,000 6.00%, 8/15/99....................................        1,517,814
     500,000 6.00%, 10/15/99...................................          507,188
   1,000,000 6.125%, 9/30/00...................................        1,033,438
     400,000 6.25%, 3/31/99....................................          403,375
     500,000 6.375%, 1/15/00...................................          511,251
     900,000 6.50%, 5/31/01....................................          947,251
   1,130,000 6.50%, 8/15/05....................................        1,273,722
   1,000,000 6.625%, 3/31/02...................................        1,072,188
     500,000 6.875%, 5/15/06...................................          578,125
   3,235,000 7.50%, 11/15/01...................................        3,526,153
     600,000 7.50%, 2/15/05....................................          703,501
     700,000 7.75%, 11/30/99...................................          724,938
   1,105,000 8.875%, 11/15/98..................................        1,110,871
     110,000 8.875%, 2/15/99...................................          111,719
                                                                  --------------
                                                                     783,871,705
                                                                  --------------
             Total U.S. Government & Agency Obligations
              (cost $693,509,858)..............................      805,951,313
                                                                  --------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                               Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS - 11.0%

             COMMERCIAL PAPER - 10.3%
 $15,302,000 *Aon Corporation
              5.40%, 11/6/98....................................  $   15,219,369
   3,895,000 Avnet, Inc.
              5.53%, 10/1/98....................................       3,895,000
  17,000,000 Avon Capital Corp.
              5.48%, 11/9/98....................................      16,899,077
  27,700,000 Barton Capital Corp.
              5.25%, 11/20/98...................................      27,498,021
     560,000 BHF Finance (De), Inc.
              5.52%, 10/1/98....................................         560,000
  18,900,000 BTR Dunlop Finance, Inc.
              5.48%, 10/29/98...................................      18,819,444
  12,500,000 Citizens Utilities Co.
              5.22%, 11/24/98...................................      12,402,125
   4,800,000 Dollar Thrifty Funding Corp.
              5.56%, 10/28/98...................................       4,779,984
   4,970,000 Duff & Phelps Utilities Income, Inc. 5.51%,
              10/13/98..........................................       4,960,872
             Duke Capital Corp..................................
   7,450,000 5.53%, 10/6/98.....................................       7,444,278
   6,960,000 5.53%, 10/8/98.....................................       6,952,516
  15,525,000 Frigate Funding Corp.
              5.55%, 10/23/98...................................      15,472,344
  21,200,000 Monte Rosa Capital Corp.
              5.52%, 10/16/98...................................      21,151,240
  10,000,000 Oil Insurance Ltd.
              5.53%, 10/27/98...................................       9,960,061
  16,900,000 Old Line Funding Corp.
              5.52%, 11/4/98....................................      16,811,895
  14,420,000 Park Avenue Recreation Corp. 5.52%, 10/28/98......       14,360,301
  25,000,000 Silver Tower US Funding, Llc
              5.50%, 10/30/98..................................       24,889,236
     465,000 Sothebys Incorporated
              5.53%, 11/6/98...................................          462,428
  21,100,000 Southern Co.
              5.50%, 10/15/98..................................       21,054,869
   2,800,000 Star Marketers Acceptance Corporation
              5.55%, 10/27/98..................................        2,788,777
  20,400,000 Tiger Managers Acceptance Corp. 5.56%, 10/6/98....       20,384,247
  19,100,000 Toys "R" Us, Inc.
              5.20%, 11/24/98..................................       18,951,020
                                                                  --------------
                                                                     285,717,104
                                                                  --------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.7%
  20,600,000 Federal Farm Credit Bank
              Discount Notes
              5.40%, 10/7/98...................................       20,581,460
                                                                  --------------
             Total Short-Term Investments
              (cost $306,298,564)..............................      306,298,564
                                                                  --------------
             TOTAL INVESTMENTS -
              (COST $2,250,613,646).....................    99.6%  2,765,944,970
             OTHER ASSETS AND
              LIABILITIES - NET.........................     0.4      10,520,825
                                                           -----  --------------
             NET ASSETS.................................   100.0% $2,776,465,795
                                                           =====  ==============

 *   Non-income producing securities.
** At September 30, 1998, the Fund owned 117,000 shares of common stock of First Union Corp. at a cost of $2,358,411. During the six months ended September 30, 1998, the Fund earned $43,290 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor.
(a)  Less than one-tenth percent.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
ADRAmerican Depository Receipt
BUCSBeneficial Unsecured Convertible Securities
PERCSPreferred Equity Redemption Cumulative Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Evergreen
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCK - 45.5%

            AEROSPACE & DEFENSE - 0.4%
     45,000 Boeing Co. ..........................................   $  1,544,063
                                                                    ------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.3%
     65,000 * Sonic Automative, Inc. ............................      1,287,813
                                                                    ------------
            BANKS - 7.6%
     39,200 BancorpSouth, Inc....................................        705,600
     39,000 BankBoston Corp......................................      1,287,000
     50,000 Cape Cod Bank & Trust Co. ...........................        862,500
     40,000 Chase Manhattan Corp.................................      1,730,000
     28,100 CitiCorp.............................................      2,611,544
     30,000 * Civic Bancorp......................................        390,000
      7,500 Comerica, Inc. ......................................        411,094
     14,000 Crestar Financial Corp...............................        794,500
      4,660 Dime Bancorp, Inc....................................        117,956
      3,000 First Union Corp.**..................................        153,563
     14,000 Fleet Financial Group, Inc...........................      1,028,125
     60,000 Huntington Bancshares, Inc...........................      1,507,500
     17,325 Interchange Financial Services Corp. ................        271,786
     41,000 KeyCorp..............................................      1,183,875
      4,000 M & T Bank Corp......................................      1,844,000
     19,800 National City Corp. .................................      1,305,562
     11,875 NationsBank Corp. ...................................        635,313
     15,750 One Valley Bancorp of West Virginia, Inc. ...........        508,922
     45,000 Republic New York Corp. .............................      1,777,500
     15,000 Seacoast Banking Corp. of Florida Cl. A..............        446,250
     62,255 SouthTrust Corp......................................      2,175,034
     32,000 Suntrust Banks, Inc..................................      1,984,000
     85,000 Westamerica Bancorp..................................      2,459,687
     40,000 Wilmington Trust Corp. ..............................      2,080,000
                                                                    ------------
                                                                      28,271,311
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 2.9%
     36,000 Carlisle Companies, Inc. ............................      1,401,750
     55,000 Clayton Homes, Inc...................................        962,500
     75,650 D.R. Horton, Inc.....................................      1,210,400
     47,100 La-Z-Boy Chair Co. ..................................        924,338
     32,000 Lowe's Companies, Inc. ..............................      1,018,000
     55,000 Royal Group Technologies Ltd. .......................        921,250
     50,000 Ryland Group, Inc. ..................................      1,218,750
     39,100 Shelby Williams Industries, Inc......................        449,650
     40,000 Standard Pacific Corp. ..............................        565,000
     83,500 * Toll Brothers, Inc. ...............................      1,915,281
                                                                    ------------
                                                                      10,586,919
                                                                    ------------
            BUSINESS EQUIPMENT & SERVICES - 0.1%
     17,500 * Crescent Operating, Inc. ..........................        122,500
     10,000 First Data Corp......................................        235,000
                                                                    ------------
                                                                         357,500
                                                                    ------------
            CAPITAL GOODS - 0.9%
     44,600 Caterpillar, Inc.....................................      1,987,487
     40,000 Deere & Co...........................................      1,210,000
                                                                    ------------
                                                                       3,197,487
                                                                    ------------
            CHEMICALS & AGRICULTURAL PRODUCTS - 2.1%
     60,000 Du Pont (E. I.) De Nemours & Co. ....................      3,367,500
     10,000 H.B. Fuller Co.......................................        378,750
     35,000 Monsanto Co. ........................................      1,973,125
     11,000 Morton International, Inc. ..........................        240,625
     20,000 Schulman (A.), Inc. .................................        282,500
     56,100 Sigma-Aldrich Corp. .................................      1,619,887
                                                                    ------------
                                                                       7,862,387
                                                                    ------------
            CONSUMER PRODUCTS & SERVICES - 1.4%
     10,000 Adidas AG ADS, 144A..................................        568,100
     77,788 Cendant Corp. .......................................        904,285
     12,000 Gucci Group..........................................        433,500
     40,000 Harman International Industries, Inc. ...............      1,467,500
     32,100 Russ Berrie & Co., Inc. .............................        611,906
     51,600 St. John Knits, Inc. ................................        832,050
     10,500 Toro Co. ............................................        217,219
                                                                    ------------
                                                                       5,034,560
                                                                    ------------
            ELECTRICAL EQUIPMENT & SERVICES - 3.7%
     48,800 AMP, Inc. ...........................................      1,744,600
      6,600 Applied Power, Inc., Cl. A...........................        180,263
     14,000 General Electric Co. ................................      1,113,875
     17,000 Honeywell, Inc. .....................................      1,089,063
     54,700 Perkin Elmer Corp. ..................................      3,757,206
     89,000 * SCI Systems, Inc. .................................      2,397,437
     18,500 Thomas & Betts Corp..................................        704,156
     66,000 W.W. Grainger, Inc. .................................      2,780,250
                                                                    ------------
                                                                      13,766,850
                                                                    ------------
            FINANCE & INSURANCE - 8.2%
     27,000 American International Group, Inc. ..................      2,079,000
     16,000 Chubb Corp...........................................      1,008,000
     20,000 Countrywide Credit Industries, Inc...................        832,500
      6,000 Enhance Financial Services Group, Inc................        177,375
     20,000 FBL Financial Group, Inc., Cl. A ....................        461,250
     21,000 Federal National Mortgage Association................      1,349,250
     20,000 * FPIC Insurance Group, Inc..........................        555,000
     33,000 Frontier Insurance Group, Inc. ......................        437,250
     62,000 Horace Mann Educators Corp...........................      1,860,000
     47,100 Interstate/Johnson Lane, Inc.........................      1,365,900
     95,866 Legg Mason, Inc. ....................................      2,522,474
     68,000 Lehman Brothers Holdings, Inc........................      1,921,000
      8,500 Lincoln National Corp. ..............................        699,125
      8,000 MBIA, Inc. ..........................................        429,500
     45,000 Mercury General Corp. ...............................      1,687,500
     41,500 Merrill Lynch & Co., Inc. ...........................      1,966,063
     77,700 MGIC Investment Corp. ...............................      2,865,187

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
 COMMON STOCK - CONTINUED

            FINANCE & INSURANCE - CONTINUED
    101,700 Morgan Keegan, Inc...................................   $  1,798,819
     40,500 NAC RE Corporation...................................      1,994,625
     28,000 Nationwide Financial Services, Inc. Cl. A............      1,272,250
     83,800 Paine Webber Group, Inc..............................      2,514,000
      4,500 Progressive Corp. Ohio...............................        507,375
                                                                    ------------
                                                                      30,303,443
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.2%
     40,000 Coca-Cola Co., ADR...................................        487,500
     15,000 International Home Foods, Inc........................        202,500
                                                                    ------------
                                                                         690,000
                                                                    ------------
            HEALTHCARE PRODUCTS & SERVICES - 3.3%
     39,000 Abbott Laboratories..................................      1,694,062
     39,000 Alza Corp............................................      1,691,625
     40,000 American Home Products Corp..........................      2,095,000
     55,400 Beckman Coulter Inc..................................      2,860,025
     38,000 First Health Group Corp. ............................        921,500
     10,000 * Lincare Holdings, Inc..............................        387,500
     12,000 Medtronic, Inc.......................................        694,500
      5,000 Merck & Co., Inc. ...................................        647,812
     10,000 Pfizer, Inc..........................................      1,059,375
      5,000 Shared Medical System Corp. .........................        265,938
                                                                    ------------
                                                                      12,317,337
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 0.9%
     39,151 Autoliv, Inc.........................................      1,076,652
      7,500 * Chemfab Corp.......................................        146,953
     24,000 Furon Co.............................................        417,000
     25,000 * Meade Instruments Corp.............................        242,188
     31,700 Park Electrochemical Corp............................        431,912
     13,900 Snap-on, Inc. .......................................        428,294
     20,000 Timken Co............................................        302,500
     20,000 * UCAR International, Inc............................        360,000
                                                                    ------------
                                                                       3,405,499
                                                                    ------------
            INFORMATION SERVICES &
             TECHNOLOGY - 2.4%
     25,000 Computer Sciences Corp...............................      1,362,500
     34,000 * Etec Systems, Inc. ................................        886,125
     10,000 * Gateway 2000, Inc..................................        521,250
     24,000 Hewlett-Packard Co...................................      1,270,500
     34,000 Intel Corp...........................................      2,915,500
     12,000 International Business Machines Corp. ...............      1,536,000
     10,000 * Sun Microsystems, Inc..............................        498,125
                                                                    ------------
                                                                       8,990,000
                                                                    ------------
            METAL PRODUCTS & SERVICES - 0.2%
     20,000 Precision Castparts Corp.............................        825,000
                                                                    ------------
            OIL/ENERGY - 1.0%
     10,000 Amoco Corp. .........................................        538,750
     10,000 Equitable Resources, Inc. ...........................        254,375
     25,000 Transocean Offshore, Inc.............................        867,187
     70,000 Williams Companies, Inc..............................      2,012,500
                                                                    ------------
                                                                       3,672,812
                                                                    ------------
            OIL FIELD SERVICES - 0.3%
     25,000 Schlumberger Ltd.....................................      1,257,813
                                                                    ------------
            PAPER & PACKAGING - 0.2%
     20,000 * Sealed Air Corp....................................        637,500
                                                                    ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.2%
     30,000 Belo (A.H.) Corp., Ser. A............................        600,000
                                                                    ------------
            REAL ESTATE - 4.2%
     17,300 * Alexander's, Inc. REIT.............................      1,327,775
     60,000 AMB Property Corp. REIT..............................      1,548,750
      3,485 Archstone Cmntys Trust...............................         71,007
     39,000 Boston Properties, Inc. REIT.........................      1,111,500
     20,000 Brandywine Realty Trust REIT.........................        382,500
     25,000 Capital Trust, Cl. A.................................        162,500
     12,000 Capstead Mortgage Corp. REIT.........................         43,500
     70,000 Del Webb Corp........................................      1,474,375
     52,000 Equity Office Properties Trust REIT..................      1,274,000
     45,831 * Homestead Village Properties, Inc..................        392,428
      1,480 Horizon Group Properties, Inc. REIT..................          3,515
     40,000 Indymac Mortgage Holdings, Inc. REIT.................        810,000
     25,000 Inversiones y Representaciones
             SA, GDR.............................................        537,500
     40,000 * John Q. Hammons Hotels, Inc., Cl. A................        180,000
     66,500 Kilroy Realty Corp. REIT.............................      1,529,500
     40,000 Newhall Land & Farming Co. ..........................        935,000
     40,393 Patriot American Hospitality, Inc. REIT..............        515,011
     20,000 Prentiss Properties Trust REIT.......................        477,500
     21,133 Prime Retail, Inc....................................        207,368
     10,000 SL Green Realty Corp. REIT...........................        210,000
     45,000 Starwood Hotels & Resorts Trust REIT.................      1,372,500
     95,000 Sunstone Hotel Investors, Inc. REIT..................        860,937
     15,000 Trizec Hahn Corp. ...................................        281,250
                                                                    ------------
                                                                      15,708,416
                                                                    ------------
            RETAILING & WHOLESALE - 1.1%
     18,000 Avnet, Inc...........................................        662,625
     44,700 Ethan Allen Interiors, Inc...........................      1,620,375
     60,000 * Saks, Inc..........................................      1,346,250
     80,000 SED International Holdings, Inc......................        405,000
                                                                    ------------
                                                                       4,034,250
                                                                    ------------
            THRIFT INSTITUTIONS - 0.8%
     18,000 Bank United Corp.....................................        644,625
     15,000 BankUnited Financial Corp............................        165,000
     10,000 Golden West Financial Corp...........................        818,125

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCK - CONTINUED

            THRIFT INSTITUTIONS - CONTINUED
     30,000 Mech Financial, Inc.................................   $    750,000
     29,298 St. Paul Bancorp, Inc...............................        639,063
                                                                   ------------
                                                                      3,016,813
                                                                   ------------
            TRANSPORTATION - 1.8%
     47,000 * Airnet Systems, Inc...............................        778,438
     35,000 GATX Corp...........................................      1,157,187
     54,550 Midwest Express Holdings, Inc.......................      1,827,425
     65,000 Union Pacific Corp..................................      2,770,625
                                                                   ------------
                                                                      6,533,675
                                                                   ------------
            UTILITIES--ELECTRIC - 0.1%
      9,900 TNP Enterprises, Inc. ..............................        345,881
                                                                   ------------
            UTILITIES--TELEPHONE - 1.2%
     50,000 Cincinnati Bell, Inc. ..............................      1,300,000
     66,000 Frontier Corp.......................................      1,806,750
     18,000 Sprint Corp.........................................      1,296,000
                                                                   ------------
                                                                      4,402,750
                                                                   ------------
            Total Common Stock (cost $175,958,202)..............    168,650,079
                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS - 0.7%
            BANKS - 0.5%
     63,000 WBK Trust, 10.00%, STRYPES (exchangeable for Westpac
             Banking Corp. common stock)........................      1,740,375
                                                                   ------------
            REAL ESTATE - 0.0% (A)
      7,080 Prime Retail, Inc. 8.50% Ser. B.....................        120,360
                                                                   ------------
            TRANSPORTATION - 0.2%
     20,000 CNF Trust I, 5.00%, Ser. A, TECONS (exchangeable for
             CNF Transportation, Inc. common stock).............        960,000
                                                                   ------------
            Total Convertible Preferred Stocks
             (cost $3,156,477)..................................      2,820,735
                                                                   ------------
 CONVERTIBLE DEBENTURES - 0.1%
            BUSINESS EQUIPMENT & SERVICES - 0.0%
    150,000 Personnel Group Of America, Inc., 5.75%, 7/01/04....        136,500
                                                                   ------------
            OIL FIELD SERVICES - 0.1%
    250,000 Parker Drilling Co.,
             5.50%, 8/1/04......................................        187,500
                                                                   ------------
            Total Convertible Debentures
             (cost $400,000)....................................        324,000
                                                                   ------------

--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - 52.6%

            ALABAMA - 2.0%
 $3,000,000 Alabama Water Pollution Control Auth.
             5.50%, 8/15/16.....................................   $  3,184,650
  4,000,000 Jefferson County Alabama Sewer Revenue Wts Series D
             5.75%, 2/1/22 (FGIC)...............................      4,375,200
                                                                   ------------
                                                                      7,559,850
                                                                   ------------
            ALASKA - 1.1%
    935,000 Alaska Hsg. Fin. Corp.
             Mtge. RB, 1996 Ser. A
             6.05%, 12/1/17 (MBIA)..............................      1,002,797
  1,500,000 Alaska Hsg. Fin. Corp.
             Mtge. RB Ser. A-1
             5.30%, 12/1/12 (MBIA)..............................      1,558,890
  1,500,000 Alaska Industrial Development + Export Auth.
             5.00%, 1/1/27......................................      1,484,205
                                                                   ------------
                                                                      4,045,892
                                                                   ------------
            ARIZONA - 0.2%
    500,000 City of Tucson
             GO, Ser. 1995
             5.70%, 7/1/08 (FGIC)...............................        550,230
                                                                   ------------
            CALIFORNIA - 4.1%
  2,500,000 California Health Facilities Fin.
             5.13%, 8/15/22.....................................      2,521,650
  1,000,000 California Hsg. Fin. Agcy. RB
             5.30%, 8/1/28......................................      1,014,870
    700,000 California Hsg. Fin. Agcy. RB Ser. I 5.75%, 2/1/29
             (MBIA).............................................        736,869
    500,000 California Hsg. Fin. Agcy.
             RB Home Mtge. Ser. L
             5.35%, 8/1/17......................................        518,475
  1,000,000 California St. Public Wks Board
             5.25%, 12/1/13.....................................      1,069,500
  1,200,000 Los Angeles Cnty. Pub. Works Fin. Auth. RB Regional
             Park & Open Space Dist. A
             5.00%, 10/1/16.....................................      1,237,944
  1,000,000 San Francisco Bay Area Rapid Transport Dist.
             Sales Tax RB
             5.25%, 7/1/18......................................      1,053,740
  3,150,000 San Francisco California Int'l Arpt. Revenue
             5.25%, 5/1/13......................................      3,355,285
  2,000,000 San Francisco City & Cnty. Int'l Arpt.
             RB Ser. Issue 10-A, (AMT)
             5.70%, 5/1/26 (MBIA)...............................      2,141,680
    500,000 Simi Valley Unified Sch. Dist.
             Refunding Capital Improvement Proj. Cert. Part.
             5.25%, 8/1/22......................................        536,895
  1,000,000 Southern CA Pub. Pwr. Auth.
             RB (Mead Adelanto Proj.) Ser. A
             5.00%, 7/1/17 (AMBAC)..............................      1,019,880
                                                                   ------------
                                                                     15,206,788
                                                                   ------------

--------------------------------------------------------------------------------
                                  Evergreen
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            COLORADO - 0.7%
 $1,000,000 Denver City & Cnty.
             Arpt. RB Ser. D
             5.50%, 11/15/25 (MBIA).............................   $  1,061,700
  1,500,000 Jefferson County Sch. Dist.
             R001 (FGIC)
             5.00%, 12/15/17....................................      1,532,865
                                                                   ------------
                                                                      2,594,565
                                                                   ------------
            DELAWARE - 0.3%
  1,000,000 Delaware Econ. Dev. Auth.
             RB (The Osteopathic Hosp. Assoc. of
             Delaware/Riverside Hosp.), Ser. A
             6.50%, 1/1/08......................................      1,137,720
                                                                   ------------
            DISTRICT OF COLUMBIA - 2.1%
  1,900,000 District of Columbia Revenue Carnegie Endowment
             5.75%, 11/15/26 ...................................      2,014,247
  5,500,000 Metropolitan DC Arpts. Auth.
             RB Ser. B
             5.50%, 10/1/23 (AMT)...............................      5,735,290
                                                                   ------------
                                                                      7,749,537
                                                                   ------------
            FLORIDA - 2.4%
    300,000 Dade Cnty. Aviation
             RRB, Ser. 1995A
             6.10%, 10/1/11 (AMBAC).............................        339,423
  1,250,000 Florida Housing Fin. Corp. Revenue
             5.35%, 1/1/21......................................      1,272,288
  2,000,000 Florida St. Board Of Education
             Capital Outlay
             5.50%, 6/1/15......................................      2,132,380
  2,500,000 Gainesville Florida Utilities Systems Revenue
             5.50%, 10/1/13.....................................      2,648,750
  2,500,000 Sunrise Florida Utilities Systems Revenue
             5.00%, 10/1/28.....................................      2,570,325
                                                                   ------------
                                                                      8,963,166
                                                                   ------------
            ILLINOIS - 3.8%
  1,000,000 Chicago Board of Ed.
             GO (School Reform Proj.)
             6.75%, 12/1/09 (AMBAC).............................      1,220,410
  5,315,000 Chicago Illinois Skyway Toll Bridge 5.50%, 1/1/23...      5,639,587
  1,600,000 Cook County Illinois GO
             5.63%, 11/15/22....................................      1,717,936
  5,000,000 Illinois Educational Facilities Auth. Revenue
             5.00%, 7/1/24......................................      4,935,450
    450,000 Illinois Sales Tax RB Ser. V
             6.38%, 6/15/17.....................................        511,776
                                                                   ------------
                                                                     14,025,159
                                                                   ------------
            INDIANA - 1.4%
  2,000,000 Indiana Hsg. Fin.
             Single Family Mtge. RB Ser. A-2 5.15%, 7/1/17
             (FNMA/GNMA)........................................      2,039,240
  3,000,000 Marion County, Ind. In Cnvtn & Rectl
             Fac. Auth. RB
             5.00%, 6/1/27......................................      2,990,730
                                                                   ------------
                                                                      5,029,970
                                                                   ------------
            MAINE - 0.4%
  1,000,000 Maine Hlth. & High Edl. Facs. Auth. RB Ser. B
             5.75%, 7/1/26 (AMBAC)..............................      1,082,110
    500,000 Maine Hsg. Auth. Mtge.
             Purchase RB Ser. F-1
             5.50%, 11/15/29....................................        512,945
                                                                   ------------
                                                                      1,595,055
                                                                   ------------
            MASSACHUSETTS - 4.8%
  4,750,000 Massachusetts St. Industrial Fin. Agency
             5.25%, 7/1/27......................................      4,895,302
    250,000 Massachusetts Hsg. Fin. Agcy.
             Hsg. Proj. RRB, 1993 Ser. A 5.95%, 10/1/08
             (AMBAC)............................................        267,343
    250,000 Massachusetts Bay Trans. Auth.
             General Trans. Sys. Bonds,
             Ser. 1994A
             7.00%, 3/1/08......................................        305,292
  1,000,000 Massachusetts Bay Trans. Auth.
             RB (Refunding Gen. Trans. Sys. A)
             7.00%, 3/1/14......................................      1,265,480
  1,000,000 Massachusetts Hsg. Fin. Agcy. RB (AMT) Single Family
             Ser. 59 5.40%, 6/1/20 (MBIA).......................      1,034,070
  2,500,000 Massachusetts Port. Auth.
             RB Ser. A
             5.00%, 7/1/27......................................      2,492,250
  2,500,000 Massachusetts St. Health Educational Facilities
             5.00%, 6/1/26......................................      2,505,375
  2,500,000 Massachusetts St. Industrial Finance Agency
             5.00%, 9/1/23......................................      2,499,900
  1,000,000 Massachusetts Tpke. Auth.
             RB Senior Ser. A
             5.13%, 1/1/23 (MBIA)...............................      1,009,850
  1,300,000 Massachusetts Tpke. Auth.
             RB (Western Tpke.) Ser. A 5.55%, 1/1/17 (MBIA).....      1,332,500
                                                                   ------------
                                                                     17,607,362
                                                                   ------------
            MICHIGAN - 1.5%
  1,030,000 Detroit Wtr. Supply Sys.
             RB Sr. Lien Ser. A
             5.75%, 7/1/11 (MBIA)...............................      1,160,233
    300,000 Michigan Muni. Bond Auth.
             RB (Local Govt. Loan Proj.), Ser 1994G
             6.55%, 11/1/08 (AMBAC).............................        344,259
  2,500,000 Michigan St. Hosp. Fin. Auth.
             RB (FGIC)
             5.63%, 11/1/18.....................................      2,627,125
  1,225,000 Paw Paw Michigan Public School District (FGIC)
             5.00%, 5/1/21......................................      1,267,091
                                                                   ------------
                                                                      5,398,708
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            MINNESOTA - 0.6%
 $2,000,000 Southern Minnesota Municipal Power Agency Supply
             (MBIA) 5.75%, 1/1/18...............................   $  2,136,940
                                                                   ------------
            MISSOURI - 3.4%
    435,000 Missouri Hsg. Dev. Commission Single Family Mtge. RB
             (Homeownership Loan Proj.), 1996 Ser. D 6.00%,
             9/1/17 (Collaterialized by GNMA or FNMA
             Certificates AMT)..................................        461,278
    900,000 Missouri Hsg. Dev. Commission Single Family Mtge. RB
             (Homeownership Loan Proj.), 1996 Ser. B 6.25%,
             9/1/15 (Collaterialized by GNMA or FNMA
             Certificates)......................................        965,259
    985,000 Missouri Hsg. Dev. Commission Mtge.
             5.55%, 3/1/29......................................      1,025,356
    500,000 Missouri St. Hsg. Dev. Commission Mtge.
             5.50%, 3/1/25......................................        509,105
  2,500,000 Missouri St. Health & Educational Facility Revenue
             5.00%, 5/15/28.....................................      2,469,400
    775,000 Sikeston Elec. RB
             6.00%, 6/1/13 (MBIA)...............................        901,519
    500,000 St. Louis Board of Ed.
             GO Refunding
             Ser. A (FGIC)
             5.50%, 4/1/10......................................        554,960
    500,000 St. Louis Muni. Fin. Corp.
             Leasehold Rev. Imp. Bonds (City Justice Ctr.), Ser.
             1996A
             5.95%, 2/15/16 (AMBAC).............................        553,245
  1,000,000 St. Louis Regl. Convention & Sports Complex Auth.
             RB Facs. C
             5.30%, 8/15/17 (AMBAC).............................      1,046,770
  4,000,000 University Missouri
             University Revenue
             5.50%, 11/1/21.....................................      4,234,760
                                                                   ------------
                                                                     12,721,652
                                                                   ------------
            NEBRASKA - 0.3%
  1,000,000 Nebraska Investment Finance Auth. Single Family
             5.60%, 9/1/20......................................      1,018,120
                                                                   ------------
            NEVADA - 0.3%
  1,000,000 Washoe Cnty. GO
             5.00%, 6/1/17 (MBIA)...............................      1,015,350
                                                                   ------------
            NEW JERSEY - 1.2%
  2,500,000 New Jersey Economic Development Pollution (MBIA)
             6.40%, 5/1/32......................................      2,783,025
  1,400,000 New Jersey Tpke. Auth.
             RB Ser. C
             6.50%, 1/1/16 (MBIA)...............................      1,712,382
                                                                   ------------
                                                                      4,495,407
                                                                   ------------
            NEW YORK - 5.4%
  2,250,000 Long Island Power Auth.
             New York Electric RB
             5.50%, 12/1/29.....................................      2,331,135
  2,500,000 Metro Trans. Auth. NY Commuter Facs. RB Ser. C-2
             5.38%, 7/1/27 (FGIC)...............................      2,618,050
    250,000 New York St. Mtge. Agcy. Homeowner Mtge. RB,
             Ser. 44 (AMT)
             6.60%, 4/1/03......................................        265,515
    975,000 New York St. Mtge. Agcy. Homeowner Mtge. RB,
             Ser. 56 (AMT)
             5.88%, 10/1/19.....................................      1,024,374
  2,500,000 New York St. Dorm. Auth.
             RB (AMBAC)
             5.20%, 2/15/14.....................................      2,599,625
    245,000 New York St. Med. Care Facs. Fin. Agcy. RB (Mental
             Hlth. Svcs. Facs.), 1992 Ser. B
             6.25%, 8/15/10 (AMBAC).............................        265,543
  2,000,000 New York St. Med. Care Facs. Fin. Agcy. RB Refunding
             Hosp. Insured Mtge. A
             5.38%, 2/15/25 (MBIA)..............................      2,050,620
    500,000 New York St. Mtge. Agcy. RB (Homeowner Mtge.)
             Ser. 63, (AMT)
             5.60%, 4/1/10......................................        527,460
  1,000,000 New York St. Thruway Auth.
             RB Ser. B
             5.00%, 1/1/20 (MBIA)...............................      1,001,130
  1,700,000 New York St. Local Government Assist
             5.38%, 4/1/14......................................      1,781,702
  5,000,000 New York St. Urban Development Corporation
             5.50%, 7/1/16......................................      5,374,500
    250,000 Port Auth. of New York & New Jersey Consolidated
             Bonds, 97th Ser. 2nd Installment (AMT)
             7.00%, 7/15/05 (FGIC)..............................        293,130
                                                                   ------------
                                                                     20,132,784
                                                                   ------------
            NORTH CAROLINA - 0.1%
    500,000 North Carolina Hsg. Fin. Agcy. Single Family Ser.
             00, (Orig. Avg. Life Est.)
             5.80%, 9/1/12 (FHA)................................        535,510
                                                                   ------------
            NORTH DAKOTA - 0.6%
  1,000,000 Mercer Cnty. Poll. Ctrl. RRB (Basin Elec. Pwr.
             Cooperative-Antelope Valley Unit 1 & Common Facs.),
             Second 1995 Ser.
             6.05%, 1/1/19 (AMBAC)..............................      1,102,180
  1,000,000 North Dakota St. Hsg. Fin. Agcy. 5.55%, 7/1/29......      1,020,690
                                                                   ------------
                                                                      2,122,870
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            OHIO - 1.0%
 $  500,000 Akron Econ. Dev. RB
             6.00%, 12/1/12 (MBIA)..............................   $    580,775
    700,000 Board of Ed. Beavercreek Local Sch. Dist. (Cnty. of
             Greene) Sch. Imp. Bonds (Unltd. Tax GO), Ser. 1996
             6.60%, 12/1/15 (FGIC)..............................        864,892
  1,000,000 Cleveland Arpt. Sys. RB Ser. A 5.13%, 1/1/17 (FSA
             AMT)...............................................      1,011,440
  1,000,000 Jefferson Cnty. GO Refunding Improvement (FSA)
             5.70%, 12/1/13.....................................      1,147,750
                                                                   ------------
                                                                      3,604,857
                                                                   ------------
            OREGON - 1.0%
  3,500,000 Marion County, Ore. School District Number 103
             5.00%, 11/1/14.....................................      3,678,150
                                                                   ------------
            PENNSYLVANIA - 1.3%
    500,000 Pennsylvania Convention Ctr. Auth.
             RB Ser. A, 1989 Ser. A
             6.70%, 9/1/16 (FGIC)...............................        612,170
  1,000,000 Pennsylvania Hsg. Fin. Agcy.
             5.40%, 10/1/18.....................................      1,023,240
  2,000,000 Pennsylvania St. Higher Educational Facility (MBIA)
             5.75%, 5/1/22......................................      2,205,440
  1,000,000 York Cnty. Solid Waste & Refuse
             Auth. Solid Waste Sys. RB
             5.50%, 12/1/11 (FGIC)..............................      1,109,000
                                                                   ------------
                                                                      4,949,850
                                                                   ------------
            SOUTH DAKOTA - 0.6%
  1,000,000 South Dakota Conservancy District (AMBAC)
             5.00%, 8/1/19......................................      1,003,790
  1,235,000 South Dakota Hsg. Dev. Auth.
             RB Homeownership B
             5.25%, 5/1/17......................................      1,264,035
                                                                   ------------
                                                                      2,267,825
                                                                   ------------
            TENNESSEE - 0.1%
    300,000 Bristol Hlth. & Edl. Facs. Board
             RRB (Bristol Mem. Hosp.),
             Ser. 1993
             6.75%, 9/1/07 (FGIC)...............................        355,428
                                                                   ------------
            TEXAS - 2.7%
  1,000,000 Cypress Fair Independent Sch. Dist.
             5.13%, 2/15/12.....................................      1,046,700
  2,625,000 Dallas, Tx RB
             5.25%, 8/15/16.....................................      2,769,375
  1,000,000 Harris Cnty. Hlth. Facs. Hosp. RB (Memorial Hermann
             Hosp. Sys. Proj.) (FSA)
             5.50%, 6/1/10......................................      1,092,800
  1,000,000 Houston Wtr. Conveyance Sys.
             Contract COP, Ser. 1993J
             6.13%, 12/15/09 (AMBAC)............................      1,153,180
    500,000 Houston Wtr. Conveyance Sys.
             Contract COP, Ser.
             1993H 7.50%, 12/15/10 (AMBAC)......................        643,500
  1,500,000 Irving Independent Sch. Dist. GO
             5.13%, 2/15/18.....................................      1,532,385
    460,000 Lubbock Elec. Light & Pwr. Sys. RB
             4.25%, 4/15/16 (AMBAC).............................        432,299
    460,000 Lubbock Elec. Light & Pwr. Sys. RB
             4.25%, 4/15/17 (AMBAC).............................        431,310
  1,000,000 San Antonio Elec. & Gas RB
             5.25%, 2/1/10......................................      1,073,650
                                                                   ------------
                                                                     10,175,199
                                                                   ------------
            UTAH - 3.6%
  5,000,000 Intermountain Power Agency Utah Revenue
             5.00%, 7/1/20......................................      4,999,600
    500,000 Salt Lake City Hosp. RB
             (IHC Hosp., Inc.)
             6.30%, 2/15/15.....................................        591,265
    500,000 Utah Hsg. Fin. Agcy. RB (Single
             Family Mtge.) Ser. B
             6.00%, 7/1/16 (FHA)................................        537,605
  3,000,000 Utah St. Board Regents Revenue
             5.00%, 4/1/20......................................      3,000,000
  2,825,000 Utah St. Hsg. Fin. Agcy.
             5.35%, 7/1/18......................................      2,865,313
  1,500,000 Utah Str. Hsg. Fin. Agcy.
             5.38%, 7/1/18......................................      1,524,720
                                                                   ------------
                                                                     13,518,503
                                                                   ------------
            VERMONT - 0.4%
  1,315,000 Burlington Elec. RB Ser. A
             6.25%, 7/1/12 (MBIA)...............................      1,560,905
                                                                   ------------
            VIRGINIA - 0.8%
  2,805,000 Medical College Virginia Hosp. Authority
             5.13%, 7/1/18......................................      2,843,120
                                                                   ------------
            WASHINGTON - 1.9%
  3,000,000 Port Seattle Washington Passenger Facility
             5.00%, 12/1/23.....................................      2,999,790
  3,500,000 Seattle Washington Water Systems Revenue
             5.50%, 6/1/18......................................      3,638,180
    500,000 Snohomish Cnty. Sch. Dist. GO
             5.70%, 12/1/15 (FGIC)..............................        545,815
                                                                   ------------
                                                                      7,183,785
                                                                   ------------
            WEST VIRGINIA - 0.6%
  1,000,000 West Virginia St. Ser. A
             5.75%, 11/1/21 (FGIC)..............................      1,097,290
  1,000,000 West Virginia St. Hsg. Dev. Fund RB Ser. A
             6.05%, 5/1/27......................................      1,074,950
                                                                   ------------
                                                                      2,172,240
                                                                   ------------

--------------------------------------------------------------------------------
                                  EVERGREEN
                        Tax Strategic Foundation Fund
--------------------------------------------------------------------------------

                       SCHEDULE OF INVESTMENTS(continued)
                         September 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 LONG TERM MUNICIPAL OBLIGATIONS - CONTINUED

            WISCONSIN - 1.0%
 $1,000,000 Wisconsin Clean Wtr.
             RB Ser. 1
             6.88%, 6/1/11......................................   $  1,242,760
  2,000,000 Wisconsin Hsg. & Econ. Dev. Auth.
             5.60%, 3/1/28......................................      2,055,980
    500,000 Wisconsin Hsg. & Econ. Dev. Auth.
             Home Ownership RB Ser. E (AMT)
             6.00%, 9/1/28......................................        529,625
                                                                   ------------
                                                                      3,828,365
                                                                   ------------
            WYOMING - 0.6%
  2,000,000 Wyoming Cmny Development Auth. Hsg. Revenue
             5.45%, 12/1/29.....................................      2,041,420
                                                                   ------------
            PUERTO RICO - 0.3%
    500,000 Puerto Rico Elec. Pwr. Auth. RB Ser. BB
             6.25%, 7/1/10 (MBIA)...............................        595,300
    500,000 Puerto Rico Hsg. Bank & Fin. Agcy.
             RB (Single Family Affordable Hsg.
             Mtge. Subsidy Prog.) Portfolio I
             (AMT)
             5.85%, 4/1/09......................................        531,710
                                                                   ------------
                                                                      1,127,010
                                                                   ------------
            Total Long Term Municipal Obligations
             (cost $187,823,289)................................    194,949,292
                                                                   ------------

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS--0.7%

            MUTUAL FUND SHARES - 0.7%
  2,459,326 Federated Tax Free Obligations Fund (at net asset
             value) (cost $2,459,326)...........................   $  2,459,326
                                                                   ------------
       TOTAL INVESTMENTS -(COST $369,797,295).............    99.6%  369,203,432
       OTHER ASSETS AND
        LIABILITIES - NET.................................     0.4%    1,397,541
                                                             ------ ------------
       NET ASSETS ........................................   100.0% $370,600,973
                                                             ====== ============

*    Non-income producing securities.
** At September 30, 1998, the Fund owned 3,000 shares of common stock of First Union Corp. at a cost of $57,890. During the six months ended September 30, 1998, the Fund earned $1,710 in dividend income from this investment. These shares were purchased by the Fund prior to the acquisition of the investment advisor.
(a)  Less than one-tenth percent.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees.

SUMMARY OF ABBREVIATIONS
ADRAmerican Depository Receipt
AMBACInsured by American Municipal Bond Assurance Corporation
AMTSubject to Alternative Minimum Tax
FGICInsured by Federal Guaranty Insurance Corporation
FHAInsured by Federal Housing Authority
FNMAInsured by Federal National Mortgage Association
FSAInsured by Financial Security Assurance Company
GDRGlobal Depositary Receipt
GNMAInsured by Government National Mortgage Association
GOGeneral Obligations
MBIAInsured by Municipal Bond Investors Assurance Corporation
PRIDESPreferred Redeemable Increased Dividend Equity Securities
RBRevenue Bonds
RRBRefunding Revenue Bonds
REITReal Estate Investment Trust
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Evergreen
                                Balanced Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                         September 30, 1998 (Unaudited)

                                                                                                 TAX-
                                                   AMERICAN                                   STRATEGIC
                                                  RETIREMENT     BALANCED       FOUNDATION    FOUNDATION
                                                     FUND          FUND            FUND          FUND
-----------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at value (identified cost -
   $209,092,342, $1,343,914,410,
  $2,250,613,646 and $369,797,295,
  respectively)................................  $220,810,868 $1,681,872,279  $2,765,944,970 $369,203,432
 Cash..........................................     1,257,665      4,455,909         144,592            0
 Receivable for investments sold...............     2,495,589     14,371,768       4,546,422    1,011,506
 Receivable for Fund shares sold...............       291,810        895,526       5,042,724    1,038,616
 Dividends and interest receivable.............     1,381,528     11,823,037      11,119,267    3,172,669
 Unrealized appreciation on open forward
  foreign currency exchange contracts..........             0         94,064               0            0
 Unamortized organization expense..............             0              0               0          858
 Prepaid expenses and other assets.............        42,791        241,605          14,767       37,060
-----------------------------------------------------------------------------------------------------------
   Total assets................................   226,280,251  1,713,754,188   2,786,812,742  374,464,141
-----------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments purchased.............     6,220,953      5,045,026       4,585,584    2,873,619
 Payable for Fund shares repurchased...........       154,305      1,696,316       3,525,154      533,386
 Payable for daily variation margin on
  open futures contracts.......................             0      2,598,750               0            0
 Unrealized depreciation on open forward
  foreign currency exchange contracts..........             0      3,249,823               0            0
 Advisory fee payable..........................       134,800        607,173       1,692,881      264,390
 Distribution fee payable......................        30,157        206,708         305,845      127,506
 Due to other related parties..................             0         23,927               0            0
 Accrued expenses and other liabilities........        56,084        166,082         237,483       64,267
-----------------------------------------------------------------------------------------------------------
   Total liabilities...........................     6,596,299     13,593,805      10,346,947    3,863,168
-----------------------------------------------------------------------------------------------------------
 NET ASSETS....................................  $219,683,952 $1,700,160,383  $2,776,465,795 $370,600,973
-----------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED BY
 Paid-in capital...............................  $204,768,293 $1,117,040,430  $2,233,348,078 $365,519,376
 Undistributed net investment income...........       279,754        (54,459)      2,274,845       30,451
 Accumulated undistributed net realized gains
  on securities and foreign currency related
  transactions.................................     2,917,379    250,063,410      25,511,922    5,645,009
 Net unrealized gains or losses on securities,
  futures contracts and foreign currency
  related transactions.........................    11,718,526    333,111,002     515,330,950     (593,863)
-----------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS............................  $219,683,952 $1,700,160,383  $2,776,465,795 $370,600,973
-----------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.......................................  $ 27,808,409 $1,135,759,521  $  339,713,080 $ 82,897,461
 Class B.......................................   153,720,831    529,153,770   1,212,620,999  226,681,831
 Class C.......................................     2,398,489      1,457,495      57,806,154   39,082,400
 Class Y.......................................    35,756,223     33,789,597   1,166,325,562   21,939,281
-----------------------------------------------------------------------------------------------------------
                                                 $219,683,952 $1,700,160,383  $2,776,465,795 $370,600,973
-----------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.......................................     1,888,175     92,451,286      17,716,767    5,488,092
 Class B.......................................    10,492,533     43,025,280      63,555,265   15,033,660
 Class C.......................................       163,329        118,484       3,029,675    2,596,304
 Class Y.......................................     2,427,447      2,751,790      60,806,042    1,449,531
-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A.......................................  $      14.73 $        12.28  $        19.17 $      15.11
-----------------------------------------------------------------------------------------------------------
 Class A - Offering price (based on sales
  charge of 4.75%).............................  $      15.46 $        12.89  $        20.13 $      15.86
-----------------------------------------------------------------------------------------------------------
 Class B.......................................  $      14.65 $        12.30  $        19.08 $      15.08
-----------------------------------------------------------------------------------------------------------
 Class C.......................................  $      14.69 $        12.30  $        19.08 $      15.05
-----------------------------------------------------------------------------------------------------------
 Class Y.......................................  $      14.73 $        12.28  $        19.18 $      15.14
-----------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                Six Months Ended September 30, 1998 (Unaudited)

                                                                                                  TAX-
                                                    AMERICAN                                   STRATEGIC
                                                   RETIREMENT     BALANCED      FOUNDATION     FOUNDATION
                                                      FUND          FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding
  taxes of $8,671, $52,606, $28,629 and
  $1,974, respectively).........................  $  2,554,191  $  10,778,759  $  16,917,525  $  1,293,580
 Interest.......................................     2,727,098     26,393,816     31,859,856     5,175,301
-----------------------------------------------------------------------------------------------------------
   Total income.................................     5,281,289     37,172,575     48,777,381     6,468,881
 EXPENSES
 Advisory fee...................................       886,687      3,911,010     10,394,094     1,559,854
 Distribution Plan expenses.....................       864,821      4,343,232      6,771,467     1,370,629
 Transfer agent fees............................       252,288      1,656,865      2,843,040       209,365
 Administrative service fees....................             0        132,149              0             0
 Trustees fees and expenses.....................         2,660          2,569         14,135         1,243
 Registration fees..............................        38,581        144,724        301,469        51,664
 Custodian fees.................................        30,656        310,557        390,666        48,093
 Professional fees..............................        10,569         25,187         13,479        14,554
 Printing and postage...........................         4,265        352,894        170,845        30,870
 Organizational fees............................             0              0              0         4,004
 Other..........................................         6,932         22,038         59,678         4,845
------------------------------------------------------------------------------------------------------------
  Total expenses................................     2,097,459     10,901,225     20,958,873     3,295,121
 Less: Indirectly paid expenses.................        (1,490)       (12,032)       (11,182)       (2,918)
------------------------------------------------------------------------------------------------------------
  Net expenses..................................   2,095,969     10,889,193     20,947,691     3,292,203
------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME..........................     3,185,320     26,283,382     27,829,690     3,176,678
------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS OR
  LOSSES ON SECURITIES, FUTURES CONTRACTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gains or losses on:
  Securities....................................     1,101,145    208,422,618     19,961,494     5,338,234
  Foreign currency related
   transactions.................................            0     (2,340,266)           815             0
------------------------------------------------------------------------------------------------------------
 Net realized gains on securities and foreign
  currency related transactions.................     1,101,145    206,082,352     19,962,309     5,338,234
------------------------------------------------------------------------------------------------------------
 Net change in unrealized losses on
  securities, futures contracts and foreign
  currency related transactions.................   (30,766,562)  (284,825,248)  (205,392,069)  (35,123,130)
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized losses on
  securities, futures contracts and foreign
  currency related transactions.................   (29,665,417)   (78,742,896)  (185,429,760)  (29,784,896)
------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $(26,480,097) $ (52,459,514) $(157,600,070) $(26,608,218)
------------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                Six Months Ended September 30, 1998 (Unaudited)

                                                                                                                       TAX-
                                                                       AMERICAN                                     STRATEGIC
                                                                      RETIREMENT      BALANCED       FOUNDATION     FOUNDATION
                                                                         FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income............................................   $  3,185,320  $   26,283,382  $   27,829,690  $  3,176,678
 Net realized gains on securities and foreign
  currency related transactions...................................      1,101,145     206,082,352      19,962,309     5,338,234
 Net change in unrealized losses on securities, futures
  contracts and foreign currency related transactions.............    (30,766,562)   (284,825,248)   (205,392,069)  (35,123,130)
------------------------------------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations............    (26,480,097)    (52,459,514)   (157,600,070)  (26,608,218)
------------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A.........................................................       (472,229)    (20,831,871)     (3,611,237)     (922,578)
  Class B.........................................................     (1,966,062)     (7,608,216)     (8,128,272)   (1,687,749)
  Class C.........................................................        (31,437)        (17,648)       (381,376)     (289,447)
  Class Y.........................................................       (671,590)       (659,995)    (13,398,479)     (263,904)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders.............................     (3,141,318)    (29,117,730)    (25,519,364)   (3,163,678)
------------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold........................................     32,959,699      49,618,794     391,968,937   119,046,644
 Payment for shares redeemed......................................    (20,431,496)   (188,956,040)   (236,734,715)  (23,947,903)
 Net asset value of shares issued in reinvestment of
  distributions...................................................      2,957,822      23,921,132      23,290,844     2,772,888
 Shares issued in acquisition of CoreFunds, Inc.
  Balanced Fund...................................................              0               0     139,832,551             0
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital
   share transactions.............................................     15,486,025    (115,416,114)    318,357,617    97,871,629
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets........................    (14,135,390)   (196,993,358)    135,238,183    68,099,733
 NET ASSETS
 Beginning of period..............................................    233,819,342   1,897,153,741   2,641,227,612   302,501,240
------------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....................................................   $219,683,952  $1,700,160,383  $2,776,465,795  $370,600,973
------------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income..............................   $    279,754  $      (54,459) $    2,274,845  $     30,451
------------------------------------------------------------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year Ended March 31, 1998

                                                                                                                      TAX-
                                                                      AMERICAN                                     STRATEGIC
                                                                     RETIREMENT      BALANCED       FOUNDATION     FOUNDATION
                                                                        FUND          FUND*            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income............................................  $  4,985,814  $   35,345,751  $   46,106,604  $  2,888,518
 Net realized gains on securities, futures contracts and
  foreign currency related transactions...........................     5,840,219     127,001,668      37,733,396     1,331,487
 Net change in unrealized gains on securities and foreign
  currency related transactions...................................    31,534,034      84,015,495     507,820,113    28,378,750
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations............    42,360,067     246,362,914     591,660,113    32,598,755
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class A.........................................................      (695,207)    (12,029,418)     (6,778,425)     (845,312)
  Class B.........................................................    (2,792,552)    (25,630,818)    (14,304,998)   (1,429,127)
  Class C.........................................................       (49,486)         (2,502)       (632,325)     (189,734)
  Class Y.........................................................    (1,312,760)       (263,102)    (25,594,285)     (422,361)
 From net realized gains
  Class A.........................................................      (514,560)    (25,111,250)     (6,367,014)     (424,397)
  Class B.........................................................    (2,734,907)   (168,719,950)    (19,081,303)   (1,129,269)
  Class C.........................................................       (50,154)           (135)       (836,192)     (141,334)
  Class Y.........................................................      (874,184)              0     (22,106,374)     (207,645)
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders.............................    (9,023,810)   (231,757,175)    (95,700,916)   (4,789,179)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold........................................    86,591,263     121,903,416     691,840,878   212,133,212
 Payment for shares redeemed......................................   (24,953,880)   (278,715,460)   (299,555,598)  (15,800,328)
 Net asset value of shares issued in reinvestment of
  distributions...................................................     8,459,313     199,041,548      89,801,360     4,084,131
 Shares issued in acquisition of Evergreen Balanced Fund II.......             0     214,923,155               0             0
 Shares issued in acquisition of Keystone Balanced Fund II........             0               0       8,490,928             0
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
   capital share transactions.....................................    70,096,696     257,152,659     490,577,568   200,417,015
-------------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets...................................   103,432,953     271,758,398     986,536,765   228,226,591
 NET ASSETS
 Beginning of year................................................   130,386,389   1,625,395,343   1,654,690,847    74,274,649
-------------------------------------------------------------------------------------------------------------------------------
 END OF YEAR......................................................  $233,819,342  $1,897,153,741  $2,641,227,612  $302,501,240
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income..............................  $    235,752  $    2,779,889  $      (35,481) $     17,451
-------------------------------------------------------------------------------------------------------------------------------

* For the nine-month period ended March 31, 1998. Balanced Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.


                  See Combined Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                Balanced Funds
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                            Year Ended June 30, 1997

                                                                   BALANCED
                                                                     FUND
-------------------------------------------------------------------------------
 OPERATIONS
 Net investment income......................................... $   38,677,977
 Net realized gains on securities, futures contracts and
  foreign currency related transactions........................    120,987,282
 Net change in unrealized gains on securities and foreign
  currency related transactions................................    146,568,036
-------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.........    306,233,295
-------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income
  Class B......................................................    (38,660,044)
 From net realized gains
  Class B......................................................    (57,571,132)
-------------------------------------------------------------------------------
  Total distributions to shareholders..........................    (96,231,176)
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold.....................................    200,987,044
 Payment for shares redeemed...................................   (351,020,484)
 Net asset value of shares issued in reinvestment of
  distributions................................................     84,249,628
-------------------------------------------------------------------------------
  Net decrease in net assets resulting from capital share
   transactions................................................    (65,783,812)
-------------------------------------------------------------------------------
   Total increase in net assets................................    144,218,307
 NET ASSETS
 Beginning of year.............................................  1,481,177,036
-------------------------------------------------------------------------------
 END OF YEAR................................................... $1,625,395,343
-------------------------------------------------------------------------------
 Undistributed net investment income........................... $    3,239,562
-------------------------------------------------------------------------------


                  See Combined Notes to Financial Statements.

                            [GRAPHIC APPEARS HERE]

                     COMBINED NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Evergreen Balanced Funds consist of Evergreen American Retirement Fund ("American Retirement Fund"), Evergreen Balanced Fund ("Balanced Fund"), Evergreen Foundation Fund ("Foundation Fund"), and Evergreen Tax Strategic Foundation Fund ("Tax Strategic Fund"), which are collectively referred to herein as the "Funds". Each of the Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Each Fund is a diversified series of the Evergreen Equity Trust, a Delaware Business Trust organized on September 18, 1997.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union Corporation ("First Union") and its affiliates as of December 30, 1994.

2. REORGANIZATION OF EVERGREEN BALANCED FUND

The Fund was formed for the purpose of combining the net assets of the Evergreen Balanced II Fund (the "Evergreen Fund"), formerly the Evergreen Balanced Fund, and the net assets of the Keystone Balanced Fund (the "Keystone Fund"), formerly Keystone Balanced Fund K-1, through the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund.

On January 21, 1998, Prior to the Fund's acquisition of the Evergreen Fund's net assets, the Evergreen Fund transferred substantially all of its net assets related to its Class Y shares to an Evergreen Select Balanced Fund, an institu-tional balanced fund, through a redemption-in-kind in the amount of $737,248,788.

On January 23, 1998, the Fund acquired all of the remaining assets and certain identified liabilities of the Evergreen Fund in exchange for Class A, Class B Class C and Class Y shares of the Fund. Also, the Fund acquired all of the assets and certain liabilities of the Keystone Fund in exchange for Class A, Class B and Class C shares of the Fund. These acquisitions were accomplished through tax-free exchanges of the respective shares of the Funds. The value of net assets acquired, number of shares issued and unrealized appreciation acquired were as follows:

                               Value of Net     Number of    Unrealized
         Acquired Fund        Assets Acquired Shares Issued Appreciation
         ---------------------------------------------------------------
         Evergreen Fund...... $  214,923,156    17,901,009  $ 17,787,797
         Keystone Fund....... $1,616,348,537   134,623,096  $494,838,638

The net assets of the Fund immediately after the acquisition were $1,831,271,693.

Prior to the acquisition, the Keystone Fund added three classes of shares designated as Class A and Class C and designated its existing class of shares as Class B. Shareholders of the Keystone Fund who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

At the conclusion of the Fund's acquisition of the net assets of the Evergreen Fund and Keystone Fund, the surviving records of the Fund for accounting and performance purposes is the Keystone Fund and for taxation purposes is the Evergreen Fund.

                            [GRAPHIC APPEARS HERE]

3. ACQUISITIONS

Effective at the close of business on July 24, 1998, Foundation Fund acquired the net assets of CoreFunds, Inc. Balanced Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 321,554, 49,982, and 581,209 Class A, Class B and Class Y shares, respectively, of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $29,739,766. The aggregate net assets of CoreFunds Inc. Balanced Fund and Foundation Fund immediately prior to the acquisition were $140,187,273 and $2,783,885,610, respectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $2,924,072,883.

Effective at the close of business on July 17, 1997, Foundation Fund acquired the net assets of Keystone Balanced Fund II, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a non-taxable exchange for 111,203, 316,984, and 36,146 Class A, Class B and Class C shares, respectively, of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,216,239. The aggregate net assets of Keystone Balanced Fund II and Foundation Fund immediately prior to the acquisition were $8,490,928 and $1,984,767,050, respectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $1,993,257,978.

4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, Balanced Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMCO"), a subsidiary of First Union, formerly Keystone Investment Management Company may transfer uninvested cash balances

                            [GRAPHIC APPEARS HERE]
into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS

To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign currency gains and losses between trade date and settlement date on investment securities, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. Such gains and losses are included in realized gains or losses on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities.

F. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend.

                            [GRAPHIC APPEARS HERE]

Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

H. FEDERAL TAXES

The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net realized capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. DISTRIBUTIONS

Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Certain distributions paid during previous years have been reclassified to conform with current year presentation.

J. CLASS ALLOCATIONS

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. ORGANIZATION EXPENSES

Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                            [GRAPHIC APPEARS HERE]

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

American Retirement Fund

                                Six Months Ended            Year Ended
                               September 30, 1998         March 31, 1998
                             -----------------------  -----------------------
                              Shares       Amount      Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold.................   302,817  $  4,972,502    776,394  $ 11,977,023
Shares redeemed.............  (180,661)   (2,835,734)  (175,621)   (2,728,081)
Shares issued in
 reinvestment of
 distributions..............    29,241       453,508     73,985     1,168,200
------------------------------------------------------------------------------
Net increase................   151,397     2,590,276    674,758    10,417,142
------------------------------------------------------------------------------
CLASS B
Shares sold................. 1,568,602    25,374,800  4,220,724    64,924,905
Shares redeemed.............  (725,496)  (11,337,581)  (651,898)  (10,105,217)
Shares issued in
 reinvestment of
 distributions..............   122,619     1,890,753    340,081     5,338,212
------------------------------------------------------------------------------
Net increase................   965,725    15,927,972  3,908,907    60,157,900
------------------------------------------------------------------------------
CLASS C
Shares sold.................    50,884       839,326     80,905     1,241,277
Shares redeemed.............   (56,317)     (902,957)   (49,433)     (711,589)
Shares issued in
 reinvestment of
 distributions..............     1,952        30,200      6,217        97,713
------------------------------------------------------------------------------
Net increase (decrease).....    (3,481)      (33,431)    37,689       627,401
------------------------------------------------------------------------------
CLASS Y
Shares sold.................   110,417     1,773,071    542,883     8,448,058
Shares redeemed.............  (342,042)   (5,355,224)  (749,260)  (11,408,993)
Shares issued in
 reinvestment of
 distributions..............    37,567       583,361    117,732     1,855,188
------------------------------------------------------------------------------
Net decrease................  (194,058)   (2,998,792)   (88,645)   (1,105,747)
------------------------------------------------------------------------------
Net increase................            $ 15,486,025             $ 70,096,696
------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
Balanced Fund
--------------------------------------------------------------------------------

                              Six Months Ended               Year Ended                   Year Ended
                             September 30, 1998            March 31, 1998*               June 30, 1997
                          -------------------------  ----------------------------  --------------------------
                            Shares       Amount        Shares         Amount         Shares        Amount
--------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............   1,216,462  $  15,512,803      740,667  $     9,401,463            0  $           0
Shares redeemed.........  (9,377,671)  (119,515,496)  (4,919,924)     (61,467,813)           0              0
Shares issued in
 reinvestment of
 distributions..........   1,321,725     16,749,452    2,175,164       26,275,982            0              0
Automatic conversion of
 Class B shares to Class
 A shares...............           0              0   97,487,277    1,205,409,703            0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0    3,807,586       45,716,406            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  (6,839,484)   (87,253,241)  99,290,770    1,225,335,741            0              0
--------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   2,431,087     30,995,280    8,761,830      111,415,080   16,959,452    200,987,044
Shares redeemed.........  (4,954,969)   (62,953,257) (15,656,468)    (202,986,801) (29,517,723)  (351,020,484)
Shares issued in
 reinvestment of
 distributions..........     545,647      6,926,238   13,954,804      172,765,442    7,405,182     84,249,628
Automatic conversion of
 Class B shares to Class
 A shares...............           0              0  (97,487,277)  (1,205,409,703)           0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0    9,896,507      118,815,736            0              0
--------------------------------------------------------------------------------------------------------------
Net decrease............  (1,978,235)   (25,031,739) (80,530,604)  (1,005,400,246)  (5,153,089)   (65,783,812)
--------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............      74,909        957,596       21,656          270,797            0              0
Shares redeemed.........     (22,150)      (282,432)      (1,672)         (21,003)           0              0
Shares issued in
 reinvestment of
 distributions..........       1,353         17,136           10              124            0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0       44,378          532,825            0              0
--------------------------------------------------------------------------------------------------------------
Net increase............      54,112        692,300       64,372          782,743            0              0
--------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............     168,457      2,153,115       65,370          816,075            0              0
Shares redeemed.........    (485,419)    (6,204,855)  (1,167,179)     (14,239,843)           0              0
Shares issued in
 reinvestment of
 distributions..........      18,023        228,306            0                0            0              0
Shares issued in
 acquisition of
 Evergreen Balance Fund
 II.....................           0              0    4,152,538       49,858,189            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    (298,939)    (3,823,434)   3,050,729       36,434,421            0              0
--------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............              $(115,416,114)              $   257,152,659               $ (65,783,812)
--------------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.

                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
Foundation Fund
--------------------------------------------------------------------------------

                             Six Months Ended              Year Ended
                            September 30, 1998           March 31, 1998
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold..............  3,111,353  $ 63,063,041   5,521,670  $ 103,759,687
Shares redeemed.......... (3,019,104)  (61,130,009) (2,914,232)   (53,799,294)
Shares issued in
 reinvestment of
 distributions...........    173,723     3,475,639     689,871     12,869,510
Shares issued in
 acquisition of
 CoreFunds, Inc. Balance
 Fund....................    321,554     6,566,182           0              0
Shares issued in
 acquisition of Keystone
 Balance Fund II.........          0             0     111,203      2,040,162
------------------------------------------------------------------------------
Net increase.............    587,526    11,974,853   3,408,512     64,870,065
------------------------------------------------------------------------------
CLASS B
Shares sold.............. 11,476,108   231,635,742  19,625,977    367,905,222
Shares redeemed.......... (3,606,952)  (71,733,837) (4,438,949)   (81,802,033)
Shares issued in
 reinvestment of
 distributions...........    393,109     7,835,234   1,744,118     32,347,483
Shares issued in
 acquisition of
 CoreFunds, Inc. Balance
 Fund....................     49,982     1,015,265           0              0
Shares issued in
 acquisition of Keystone
 Balance Fund II.........          0             0     316,984      5,790,704
------------------------------------------------------------------------------
Net increase.............  8,312,247   168,752,404  17,248,130    324,241,376
------------------------------------------------------------------------------
CLASS C
Shares sold..............    820,689    16,571,727   1,016,989     19,227,162
Shares redeemed..........   (277,338)   (5,542,917)   (405,258)    (7,403,302)
Shares issued in
 reinvestment of
 distributions...........     17,804       354,722      74,186      1,375,625
Shares issued in
 acquisition of Keystone
 Balance Fund II.........          0             0      36,146        660,062
------------------------------------------------------------------------------
Net increase.............    561,155    11,383,532     722,063     13,859,547
------------------------------------------------------------------------------
CLASS Y
Shares sold..............  4,017,765    80,698,427  10,695,459    200,948,807
Shares redeemed.......... (4,882,305)  (98,327,952) (8,434,531)  (156,550,969)
Shares issued in
 reinvestment of
 distributions...........    581,209    11,625,249   2,313,662     43,208,742
Shares issued in
 acquisition of
 CoreFunds, Inc. Balance
 Fund....................  6,470,202   132,251,104           0              0
------------------------------------------------------------------------------
Net increase.............  6,186,871   126,246,828   4,574,590     87,606,580
------------------------------------------------------------------------------
Net increase.............             $318,357,617              $ 490,577,568
------------------------------------------------------------------------------

Tax Strategic Fund

                             Six Months Ended              Year Ended
                            September 30, 1998           March 31, 1998
                          ------------------------  -------------------------
                            Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
CLASS A
Shares sold..............  1,634,800  $ 26,463,887   3,458,299  $  53,040,118
Shares redeemed..........   (473,234)   (7,492,512)   (371,701)    (5,726,480)
Shares issued in
 reinvestment of
 distributions...........     53,905       848,665      77,658      1,200,787
------------------------------------------------------------------------------
Net increase.............  1,215,471    19,820,040   3,164,256     48,514,425
------------------------------------------------------------------------------
CLASS B
Shares sold..............  4,358,389    70,121,082   8,736,220    134,105,426
Shares redeemed..........   (756,365)  (11,906,358)   (423,863)    (6,502,615)
Shares issued in
 reinvestment of
 distributions...........     99,669     1,567,282     154,897      2,385,102
------------------------------------------------------------------------------
Net increase.............  3,701,693    59,782,006   8,467,254    129,987,913
------------------------------------------------------------------------------
CLASS C
Shares sold..............  1,087,822    17,475,503   1,515,720     23,364,146
Shares redeemed..........   (207,097)   (3,261,476)   (212,250)    (3,128,629)
Shares issued in
 reinvestment of
 distributions...........     16,558       259,796      19,807        305,243
------------------------------------------------------------------------------
Net increase.............    897,283    14,473,823   1,323,277     20,540,760
------------------------------------------------------------------------------
CLASS Y
Shares sold..............    310,174     4,986,172     105,640      1,623,522
Shares redeemed..........    (80,145)   (1,287,557)    (29,733)      (442,604)
Shares issued in
 reinvestment of
 distributions...........      6,176        97,145      12,558        192,999
------------------------------------------------------------------------------
Net increase.............    236,205     3,795,760      88,465      1,373,917
------------------------------------------------------------------------------
Net increase.............             $ 97,871,629              $ 200,417,015
------------------------------------------------------------------------------

                            [GRAPHIC APPEARS HERE]

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the six months ended September 30, 1998:

                                  U.S. Government        Non-U.S. Government
                              ----------------------- -------------------------
                                Cost of    Proceeds     Cost of      Proceeds
                               Purchases  from Sales   Purchases    from Sales
                              -------------------------------------------------
American Retirement Fund..... $19,044,794 $14,500,000 $ 41,435,950 $ 31,150,749
Balanced Fund................   6,206,758  27,183,040  691,305,939  829,791,698
Foundation Fund..............  20,974,750   6,110,183  255,655,290   83,658,020
Tax Strategic Fund...........     581,112           0  240,318,999  126,206,814

On July 24, 1998, Foundation acquired $27,013,910 and $73,647,101 of U.S.
Government and non-U.S. Government securities, respectively, at cost, from the Fund's acquisition of CoreFund Inc. Balanced Fund.

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Funds are permitted to pay. The Funds may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

During the six-months ended September 30, 1998, amounts paid to EDI and/or its predecessor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                           Class A    Class B   Class C
                                          ------------------------------
         American Retirement Fund........ $   37,503 $  813,234 $ 14,084
         Balanced Fund...................  1,523,648  2,813,780    5,804
         Foundation Fund.................    436,052  6,055,501  279,914
         Tax Strategic Fund..............    102,115  1,087,141  181,373

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
   TRANSACTIONS

Pursuant to an agreement with American Retirement Fund's, Foundation Fund's and Tax Strategic Fund's investment adviser, Evergreen Asset Management Corp. ("EAMC"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of American Retirement Fund's, Foundation Fund's and Tax Strategic Fund's average daily net assets, respectively, in accordance with the following schedules:

            Foundation Fund and                            American
             Tax Strategic Fund                         Retirement Fund
          ------------------------                  -----------------------
          First $750 million0.875%                  First $750 million0.75%
          Next $250 million 0.750%                  Over $250 million 0.70%
          Over $1 billion   0.700%

                            [GRAPHIC APPEARS HERE]

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to American Retirement Fund, Foundation Fund and Tax Strategic Fund. Lieber & Company provides these services at no additional cost to the Funds.

EIMCO is the investment adviser for Balanced Fund. In return for providing investment management and administrative services to Balanced Fund, the Fund pays EIMCO a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 1.50% of Balanced Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, and BISYS Fund Services ("BISYS") provide Administrative and Sub-Administrative services to the Funds at no cost to the Funds. Balanced Fund reimbursed EIMCO for certain administrative and accounting expenses amounting to $132,149 for the period ended September 30, 1998.

Lieber & Company also provides brokerage services to American Retirement Fund, Foundation Fund, and Tax Strategic Fund with respect to substantially all security transactions effected on the New York or American Stock Exchanges. For the six months ended September 30, 1998, American Retirement Fund, Foundation Fund and Tax Strategic Fund incurred the following brokerage commissions with Lieber & Company:

         American Retirement Fund................................ $ 73,666
         Foundation Fund.........................................  361,187
         Tax Strategic Fund......................................  156,918

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC, relating to certain cash balances held at First Union for the benefit of the Evergreen Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of American Retirement Fund, Balanced Fund, Foundation Fund and Tax Strategic Fund may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Funds' Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of September 30, 1998, the value of the Trustees deferral account for American Retirement Fund, Balanced Fund, Foundation Fund, and Tax Strategic Fund was $17,716, $87,452, $41,575 and $8,066.

11. FINANCING AGREEMENT

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street Bank and Trust ("State Street") and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the

                            [GRAPHIC APPEARS HERE]
committed facility, which will be allocated to all Funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended September 30, 1998, the Funds had no significant borrowings under these agreements.

OTHER INFORMATION

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisers are taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                 Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com


32755                                                     540980   RV2    11/98

[LOGO OF EVERGREEN FUNDS(SM)                                        BULK RATE
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